UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant             ☒

Filed by a Party other than the Registrant             ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2)

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CNS RESPONSE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No Fee Required

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐    Fee paid previously with preliminary materials:

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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CNS RESPONSE, INC.

85 Enterprise, Suite 410
Aliso Viejo, CA 92656

May ___, 2013

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of CNS Response, Inc. (the “Company”) to be held on May 23, 2013 at 8:00 a.m., local time, at the offices of SAIL Capital, 3161 Michelson Drive, Suite 750, Irvine, CA 92612. At this meeting, CNS stockholders will vote on the following proposals:

1)	to elect seven directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified (referred to as “Proposal No.1”);

2)	to amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”) in order to increase the number of shares of common stock, par value $0.001 per share, authorized for issuance under the Charter from 100,000,000 to 150,000,000 (referred to as “Proposal No. 2”);

3)	to amend the Company’s Charter in order to create one or more new series of preferred stock, par value $0.001 per share, and authorize 15,000,000 shares of such preferred stock for issuance (referred to as “Proposal No. 3”);

4)	to adopt the Company’s 2012 Omnibus Incentive Compensation Plan, as amended, to award grants of up to an aggregate of 15,000,000 shares of common stock (referred to as “Proposal No. 4”);

5)	to consider and provide an advisory (non-binding) vote to approve the compensation of our named executive officers as described in the proxy statement (referred to as “Proposal No. 5”);

6)	to consider and provide an advisory (non-binding) vote regarding the frequency of holding future say-on-pay votes (“Proposal No. 6”);

7)	to ratify the selection by the Audit Committee of Cacciamatta Accountancy Corporation as our independent registered accounting firm for the fiscal year ending September 30, 2013 (referred to as “Proposal No. 7”); and

8)	to transact such other business as may properly come before the Annual Meeting and any meeting following postponement or adjournment thereof.

I hope you will be able to attend the annual meeting in person. We consider the votes of all of our stockholders to be important, whether you own a few shares or many. Whether or not you plan to attend, please vote your shares as soon as possible, following the instructions on the enclosed WHITE proxy card. This will ensure that your shares are represented at the meeting whether or not you are able to attend in person. Of course, if you do attend the meeting and wish to vote in person, you may do so.

Your vote is extremely important. You may vote your shares by mail, fax or email by completing, signing, dating and returning the WHITE proxy card in the postage-paid envelope provided or by scanning or faxing the proxy card to CNS at the email address and fax numbers indicated in the accompanying proxy statement. You may revoke your proxy at any time before it is exercised at our annual meeting by following the instructions in the proxy statement.

Very truly yours,

George Carpenter
President and Chief Executive Officer

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CNS RESPONSE, INC.
85 Enterprise, Suite 410
Aliso Viejo, CA 92656

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CNS Response, Inc. (“CNS”) will be held at the offices of SAIL Capital, 3161 Michelson Drive, Suite 750, Irvine, CA 92612 on Thursday, May 23, 2013 at 8:00 a.m., local time, for the purpose of considering and acting on the following matters:

1)	to elect seven directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified (referred to as “Proposal No.1”);

2)	to amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”) in order to increase the number of shares of common stock, par value $0.001 per share, authorized for issuance under the Charter from 100,000,000 to 150,000,000 (referred to as “Proposal No. 2”);

3)	to amend the Company’s Charter in order to create one or more new series of preferred stock, par value $0.001 per share, and authorize 15,000,000 shares of such preferred stock for issuance (referred to as “Proposal No. 3”);

4)	to adopt the Company’s 2012 Omnibus Incentive Compensation Plan, as amended, to award grants of up to an aggregate of 15,000,000 shares of common stock (referred to as “Proposal No. 4”);

5)	to consider and provide an advisory (non-binding) vote to approve the compensation of our named executive officers as described in the proxy statement (referred to as “Proposal No. 5”);

6)	to consider and provide an advisory (non-binding) vote regarding the frequency of holding future say-on-pay votes (“Proposal No. 6”);

7)	to ratify the selection by the Audit Committee of Cacciamatta Accountancy Corporation as our independent registered accounting firm for the fiscal year ending September 30, 2013 (referred to as “Proposal No. 7”); and

8)	to transact such other business as may properly come before the Annual Meeting and any meeting following postponement or adjournment thereof.

These items are more fully described in the proxy statement accompanying this Notice.

The board of directors has fixed the close of business on Tuesday, April 23, 2013 as the record date for determining CNS stockholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

Your vote is extremely important. All CNS stockholders are cordially invited to attend the annual meeting in person. Whether or not you plan to attend in person, you are urged to mark, date, sign and return the enclosed WHITE proxy card as promptly as possible in the postage-prepaid envelope provided, or scan or fax your completed proxy card to the email address and fax numbers indicated in the proxy statement — this will help ensure that your CNS shares are represented and that a quorum is present at the annual meeting. If you submit your proxy and then decide to attend the annual meeting and wish to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures identified in the accompanying proxy statement. Only CNS stockholders of record at the close of business on Tuesday, April 23, 2013 are entitled to notice of, to attend and to vote at, the annual meeting. This proxy statement and the enclosed proxy card are first being distributed to stockholders on or about May 6, 2013.

Important Notice Regarding Internet Availability of Proxy Materials For The Annual Meeting Of Stockholders: This proxy statement, the accompanying form of proxy card and CNS’s Annual Report (the “Annual Report”) and Subsequent Quarterly Report(s) are available at www.cnsresponse.com. We are providing you access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

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If you have any questions or require any assistance with voting your shares, please contact:

Paul Buck, CFO
CNS Response, Inc.
pbuck@cnsresponse.com

By order of the Board of Directors,

Paul Buck
Secretary

Aliso Viejo, California

May___, 2013

IMPORTANT: Whether or not you expect to attend the annual meeting in person, we urge you to submit a completed WHITE proxy card to vote your shares. This will help ensure the presence of a quorum at the annual meeting. Promptly voting your shares will help to save CNS the expense of additional solicitations. As described in the accompanying proxy statement, submitting your WHITE proxy card now will not prevent you from voting your shares at the annual meeting if you desire to do so. Please mail your proxy card in the envelope provided or fax the card to CNS at 1-866-867 4446 or to American Stock Transfer & Trust Company at 1-718-765-8730.

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CNS RESPONSE, INC.

THIS PROXY STATEMENT ALSO INCLUDES THE WHITE PROXY CARD FOR YOUR USE IN VOTING FOR THE ELECTION OF DIRECTORS, THE AMENDMENTS OF THE COMPANY’S CHARTER WITH REGARD TO AUTHORIZED COMMON STOCK AND PREFERRED STOCK, THE APPROVAL OF THE 2012 OMNIBUS INCENTIVE COMPENSATION PLAN, THE ADVISORY VOTES ON MANAGEMENT COMPENSATION AND, THE FREQUENCY OF SAY-ON-PAY AND THE RATIFICATION OF THE INDEPENDENT AUDITORS.

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CNS RESPONSE, INC.

85 Enterprise, Suite 410
Aliso Viejo, CA 92656

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 23, 2013

ABOUT THE MEETING

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of CNS Response, Inc. (“CNS,” the “Company,” “we,” “our,” or “us”) for use in connection with CNS’s annual meeting of stockholders (the “annual meeting” or the “meeting”), to be held on Tuesday, May 23, 2013 at 8:00 a.m., local time, at the offices of SAIL Capital, 3161 Michelson Drive, Suite 750, Irvine, CA 92612. This proxy statement, the enclosed WHITE proxy card and the Company’s 2012 Annual Report and Subsequent Quarterly Report on Form 10-Q to Stockholders are being sent to stockholders entitled to vote at the annual meeting.

THE BOARD OF DIRECTORS URGES YOU TO RETURN THE WHITE PROXY CARD AS SOON AS POSSIBLE.

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QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING

Why am I receiving these materials?

We are sending you this proxy statement because the board of directors is soliciting your proxy to vote at our annual meeting. This proxy statement provides information regarding the matters that we will act on at the annual meeting and summarizes the information you need in order to vote at the annual meeting. You do not need to attend the annual meeting to vote your CNS shares. Please read this proxy statement, as it contains important information you need to know to vote at the annual meeting.

When and where will the annual meeting take place?

The annual meeting will be held on Thursday, May 23, 2013 at 8:00 a.m., local time, at the offices of SAIL Capital, 3161 Michelson Drive, Suite 750, Irvine, CA 92612.

Who is soliciting my vote?

This proxy statement and the WHITE proxy card are provided in connection with the solicitation of proxies by our board of directors for the annual meeting. Proxy materials, including this proxy statement and the WHITE proxy card, were filed by us with the Securities and Exchange Commission on May_____, 2013, and we are first making this proxy statement available to stockholders on or around May_____, 2013.

What am I being asked to vote on?

At the annual meeting, stockholders of record as of April 23, 2013 will be entitled to vote in the election of directors (referred to as “Proposal No.1”). Our nominees for director are:

• Thomas Tierney	• John Pappajohn
• Walter Schindler	• Andrew Sassine
• Zachary McAdoo	• Robert Follman
• Richard Turner

All of our nominees are currently serving as CNS directors. Messrs. Pappajohn, McAdoo, Turner and Sassine are nominees of Equity Dynamics pursuant to the terms of the Governance Agreement between the Company and Equity Dynamics. Messrs. Schindler, Tierney and Follman are nominees of SAIL Capital Partners pursuant to the terms of the Governance Agreement between the Company and SAIL Capital Partners. The Governance Agreements are further described under “Information Regarding the Board of Directors and Committees and Company Management - Governance Agreements and Nominations Process.”

At the meeting, CNS stockholders will also vote to approve an amendment to the Company’s Charter that will increase the number of shares of common stock, par value $0.001 per share, authorized for issuance under the Charter from 100,000,000 to 150,000,000 (referred to as “Proposal No. 2”) and to approve a further amendment to the Company’s Charter that will create one or more new series of preferred stock, par value $0.001 per share, and authorize 15,000,000 shares of such preferred stock for issuance (referred to as “Proposal No. 3”).

Also at the meeting, CNS stockholders will vote to approve the Company’s 2012 Omnibus Incentive Compensation Plan, as amended to award grants up to an aggregate of 15,000,000 shares of common stock (referred to as “Proposal No. 4”).

Stockholders will also consider and provide an advisory (non-binding) vote to approve the compensation of our named executive officers as described in this proxy statement (referred to as “Proposal No. 5”).

In addition, stockholders will consider and provide an advisory (non-binding) vote regarding the frequency of holding future say-on-pay votes (referred to as “Proposal No. 6”);

Furthermore, CNS stockholders will vote to ratify the selection by the Audit Committee of Cacciamatta Accountancy Corporation as our independent registered accounting firm for the fiscal year ending September 30, 2013 (referred to as “Proposal No. 7”).

Finally, CNS stockholders will transact such other business as may properly come before the Annual Meeting and any meeting following postponement or adjournment thereof.

How does the board of directors recommend that I vote?

Our board of directors believes that it is in the best interest of CNS and its stockholders to approve the following:

•	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF OUR DIRECTOR NOMINEES (PROPOSAL 1).

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•	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE CHARTER INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK (PROPOSAL 2).

•	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE CHARTER CREATING ONE OR MORE NEW SERIES OF PREFERRED STOCK (PROPOSAL 3).

•	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2012 OMNIBUS INCENTIVE COMPENSATION PLAN, AS AMENDED (PROPOSAL 4).

•	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (PROPOSAL 5).

•	OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR “EVERY THREE YEARS” AS THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS (PROPOSAL 6).

•	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF OUR INDEPENDENT REGISTERED ACCOUNTING FIRM (PROPOSAL 7).

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How are my shares of common stock voted if I give you my proxy?

Unless you give other instructions on your WHITE proxy card, the persons named as proxy holders on the WHITE proxy card will vote in accordance with the recommendations of our board of directors. This means that if you return an executed WHITE proxy card to us and:

•	do not withhold authority to vote for the election of any of the director nominees, all of your shares of common stock will be voted for the election of each director nominee;

•	withhold authority to vote your shares of common stock for any director nominee, none of your shares of common stock will be voted for that candidate, but all of your shares of common stock will be voted for the election of each director nominee for whom you have not withheld authority to vote;

•	do not specify how to vote on any of the Proposals numbered 2 through 7, your shares will be voted “ FOR ” such proposals.

The above description is subject to the “broker non-vote” limitation described under “How do I vote?” below.

Who may vote at the annual meeting?

Our common stock is the only class of voting shares. Holders of record of our common stock at the close of business on April 23, 2013, the record date for the annual meeting, are entitled to vote on each matter properly brought before the annual meeting and at any adjournment or postponement of the meeting.

How many votes do I have?

CNS stockholders have one vote for each share of common stock owned on the record date on each matter properly brought before the annual meeting and at any adjournment or postponement of the meeting.

How many votes may be cast by all stockholders?

As of the close of business on April 23, 2013, 32,338,706 shares of our common stock were outstanding and each share is entitled to one vote on each matter properly brought before the annual meeting and at any adjournment or postponement of the meeting.

How do I vote?

You may vote by attending the annual meeting and voting in person or by submitting a proxy. The method of voting by proxy will be different depending on whether your shares are held by you directly as the record (or registered) holder or if your shares are held in “street name” by a broker, bank or nominee on your behalf.

•	Record holders: If you hold your CNS shares as a record holder, you may vote your shares by completing, dating and signing the WHITE proxy card that is included with this proxy statement and promptly returning it in the pre-addressed, postage paid envelope we are providing to you. You also have the option of submitting your proxy electronically via email or by fax by following the instructions described below. You also have the right to vote in person at the meeting, and if you choose to do so, you can bring the enclosed WHITE proxy card or vote using the ballot provided at the annual meeting.

If you vote by proxy, your shares will be voted at the annual meeting in the manner specified by you, if any. If you sign, date and return your WHITE proxy card, but do not specify how you want your shares voted, they will be voted by the proxy holder as described under “How are my shares of common stock voted if I give you my proxy?”

•	“Street name” holders: If you hold your CNS shares in street name, you are what is commonly known as a “beneficial owner,” and you should receive a notice from your broker, bank or other nominee that includes instructions on how to vote your CNS shares. Your broker, bank or nominee may allow you to deliver your voting instructions over the Internet and may also permit you to vote by telephone. You also may request paper copies of the proxy statement and WHITE proxy card from your broker. Because a beneficial holder is not the stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting.

If you hold your shares in street name and do not provide your broker with specific voting instructions regarding the election of directors, the broker will not be able to vote your shares on your behalf with respect to Proposals 1, 2, 3, 4, 5 and 6 because the broker does not have discretionary authority to vote on certain non-routine items, such as director elections, charter amendments and the adoption of equity incentive plans (so-called “broker non-votes”) — the broker must receive voting instructions from you as the beneficial owner of the shares.

Even if you plan to attend the annual meeting, we ask that you vote your shares in advance using the WHITE proxy card so that your vote will be counted if you later decide not to attend the annual meeting.

To vote for our nominees — Thomas Tierney, John Pappajohn, Zachary McAdoo, Walter Schindler, Robert Follman, Andrew Sassine and Richard Turner — and to approve Proposals 2 through 7, you must follow the instructions on the WHITE proxy card or attend the annual meeting in person and vote by written ballot.

If you have any questions about how to ensure that your shares are voted at the annual meeting in accordance with your wishes, please contact:

George Carpenter CEO

CNS Response, Inc.

gcarpenter@cnsresponse.com

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Can I send in my proxy by fax or by email?

Yes. You may fax your completed and signed proxy card to us at (866) 867 4446. You also may fax your completed and signed proxy card to American Stock Transfer & Trust Company at 718-765-8730. You also may email a completed and signed proxy card to us by scanning your completed and signed proxy card and emailing it to the attention of Paul Buck at pbuck@cnsresponse.com .

How many votes must be present to hold the annual meeting?

A quorum must be present for business to be transacted at the annual meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting will constitute a quorum for the transaction of business at the annual meeting. Based on shares of our common stock outstanding on the record date, 16,169,354 shares of our common stock must be present either in person or by proxy for a quorum.

Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining the presence or absence of a quorum. A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. In order for us to determine that enough votes will be present to hold the annual meeting and transact business, we urge you to vote as soon as possible by submitting the WHITE proxy card.

What vote is required to elect the directors?

When a quorum is present, a plurality of the votes cast by the stockholders entitled to vote at the election of directors is required for the election of directors. This means that the seven nominees receiving the highest number of affirmative votes will be elected to the board of directors. There is no cumulative voting in the election of directors.

What vote is required to approve the other proposals put before the shareholders?

When a quorum is present, the affirmative vote of a majority of the votes present in person or represented by proxy and voting on the matter, will be required to approve each of the proposals put before the shareholders. A quorum is represented by 16,169,354 shares of the 32,338,706 issued and outstanding at the close of business on the record date, April 23, 2013.

May I revoke my vote?

You may revoke your vote at any time before your proxy is voted at the annual meeting. The action you must take to revoke your vote will be different depending on whether your shares are held by you directly as the record holder or if your shares are held in “street name” by a broker, bank or nominee on your behalf.

•	Record holders: If you hold your CNS shares as a record holder, you may revoke your proxy at any time before your proxy is voted at the annual meeting by (i) delivering to CNS a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked, (ii) signing and delivering a new paper proxy, relating to the same shares and bearing a later date than the original proxy, (iii) submitting another proxy by email or fax relating to the same shares and bearing a later date than the original proxy, or (iv) attending the annual meeting and voting in person, although attendance at the annual meeting will not, by itself, revoke a proxy.

•	“Street name” holders: If you hold your CNS shares in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so.

Will any other business be conducted at the annual meeting?

It is not currently expected that any matter other than those identified above will be voted upon at the annual meeting (other than procedural matters with respect to the conduct of the meeting that may properly arise). With respect to any other matter that properly comes before the meeting, the proxy holders will vote as may be recommended by our board or, if no recommendation is given, in their own discretion.

May I vote in person?

Yes. If you plan to attend the annual meeting and wish to vote in person, you will be given a ballot at the annual meeting. Please note, however, that if your shares are held in street name, you must bring to the annual meeting a “legal proxy” from the record holder of the shares, which is the broker, bank or other nominee, authorizing you to vote at the annual meeting.

What do I need for admission to the annual meeting?

You are entitled to attend the annual meeting in person only if you are a stockholder of record or a beneficial owner of our stock as of the close of business on April 23, 2013, or if you hold a valid proxy for the annual meeting. To attend the meeting, you must bring with you

•	photo identification; and

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•	if you hold in “street name,” you should provide proof of beneficial ownership on the record date, a copy of the WHITE voting-instruction card provided by your broker, bank, or other nominee, or other similar evidence of ownership as of the record date, as well as your photo identification.

If you are the stockholder of record, your name will be verified against the list of stockholders of record prior to your admittance to the annual meeting.

The use of cameras, recording devices and other electronic devices at the annual meeting is prohibited, and such devices will not be allowed in the meeting or any other related areas, except by credentialed media. We realize that many cellular phones personal digital assistants have built-in digital cameras and voice recorders, and while you may bring these into the meeting venue, you may not use the camera or recording function at any time.

What happens if the annual meeting is postponed or adjourned?

Your proxy will remain valid and may be voted when the postponed or adjourned meeting is held. You may change or revoke your proxy until it is voted.

Who pays for the solicitation of proxies?

We will pay the cost of preparing this proxy statement and the related WHITE proxy card and notice of meeting, as well as any other materials that may be distributed on behalf of our Board, and any cost of soliciting your vote on behalf of the board. We also pay all annual meeting expenses.

We may use the services of our directors, officers, employees and others to solicit proxies, personally or by mail, telephone, or facsimile. We may also make arrangements with brokers, banks and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. We may reimburse such individuals or firms for reasonable out-of-pocket expenses incurred by them in soliciting proxies, but we will not pay any compensation for their services. We estimate that our total expenditures related to the solicitation of proxies for the annual meeting will be approximately $25,000. Although unlikely, we may decide to engage a proxy solicitation firm to assist with the solicitation of proxies in which case the additional cost of the proxy solicitation firm to be borne by us will be approximately $10,000.

May I access the proxy materials for the annual meeting on the Internet?

Under recently implemented rules of the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials, including the WHITE proxy card, and by notifying you of the availability of our proxy materials on the Internet. This proxy statement, the accompanying form of WHITE proxy card and the Company’s Annual Report on Form 10-K (as amended) for the fiscal year ended September 30, 2013, and subsequent Quarterly Report(s) on Form 10-Q, are available at www.CNSResponse.com.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Proposal 1 is for the election of seven directors to hold office until our next annual meeting of stockholders and until their respective successors have been duly elected and qualified. Our Charter provides that the number of directors of the Company shall be fixed from time to time by our board of directors. The board of directors has fixed the number of directors at seven.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” all of the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the annual meeting, the proxies will be voted for such other nominee(s) as shall be designated by the board of directors to fill any vacancy, or, alternatively, the board may determine to reduce the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Proxies may not be voted for more than seven directors. The seven nominees receiving the highest number of affirmative votes of the shares entitled to vote at the meeting will be elected. Stockholders may not cumulate votes in the election of directors.

The board of directors has nominated and proposes the election of the following nominees as directors:

• Thomas Tierney	• John Pappajohn
• Walter Schindler	• Zachary McAdoo
• Robert Follman	• Andrew Sassine
• Richard Turner

Messrs. Pappajohn, McAdoo, Turner and Sassine are nominees of Equity Dynamics pursuant to the terms of the Governance Agreement between the Company and Equity Dynamics. Messrs. Schindler, Tierney and Follman are nominees of SAIL Capital Partners pursuant to the terms of the Governance Agreement between the Company and SAIL Capital Partners. The Governance Agreements are further described under “Information Regarding the Board of Directors and Committees and Company Management - Governance Agreements and Nominations Process.”

The principal occupation and certain other information about the nominees and certain executive officers are set forth under “Information Regarding the Board of Directors and Committees and Company Management.”

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
ELECTION OF THE NOMINEES LISTED ABOVE.

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PROPOSALS 2 AND 3 - GENERAL INFORMATION

The Board has recommended that the stockholders grant authority to the Board to effect an increase in the number of authorized shares of our common stock, par value $0.001 per share, by 50,000,000 shares to a total of 150,000,000 shares, and to create one or more new series of preferred stock and authorize up to 15,000,000 of these shares of preferred stock.

The Company’s Charter currently provides that the Company is authorized to issue 100,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”). On March 26, 2013, the Board of Directors approved an amendment (the “Amendment”) to the Company’s Charter that would (i) increase the number of shares of Common Stock authorized for issuance under the Charter from 100,000,000 to 150,000,000 shares and (ii) authorize 15,000,000 shares of undesignated preferred stock, par value $0.001 per share (“Preferred Stock”), subject to approval by the Company’s stockholders at the 2013 annual meeting. If the Company’s stockholders approve both Proposal Nos. 2 and 3, the full text of the proposed Amendment would be as follows:

ARTICLE IV

CAPITAL STOCK

Section 4.A. The total number of shares of stock which the Company shall have authority to issue is One Hundred Sixty-Five Million (165,000,000).

Section 4.B. Common Stock. The total number of shares of Common Stock which the Corporation shall have authority to issue is One Hundred Fifty Million (150,000,000), with a par value of $0.001 per share. Stockholders shall not have preemptive rights or be entitled to cumulative voting in connection with the shares of the Corporation’s Common Stock.

Section 4.C. Blank-Check Preferred Stock. The total number of shares of undesignated preferred stock which the Corporation shall have the authority to issue is Fifteen Million (15,000,000), with a par value of $0.001 per share. The Board of Directors is hereby expressly authorized to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

*        *        *

Assuming stockholder approval of both Proposals No. 2 and 3, then following the filing of the Certificate of Amendment with the Delaware Secretary of State, in substantially the form attached hereto as Annex A, the total number of authorized shares of all classes of our capital stock would be 165,000,000, consisting of 150,000,000 shares of Common Stock, and 15,000,000 shares of Preferred Stock, and approximately 68,375,000 shares of our Common Stock would be authorized, but unissued and not reserved for issuance. Upon the filing of the Certificate of Amendment establishing the Preferred Stock, as described below, we will have 15,000,000 shares of Preferred Stock authorized and available for issuance.

The Company is seeking separate shareholder approval of the (i) increase in authorized shares of Common Stock from 100,000,000 to 150,000,000 and (ii) authorization of 15,000,000 shares of undesignated preferred stock, par value $0.001 per share, as set forth below. If stockholders approve only Proposal No. 2, then Article IV of the Charter, as amended, will not include Sections 4.A. or 4.B. as referenced above. If stockholders approve only Proposal No. 3, then Article IV of the Charter, as amended, will include Sections 4.A., 4.B. and 4.C. but would reflect in each such Section that the Company is authorized to issue only 100,000,000 shares of Common Stock (rather than 150,000,000 shares).

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PROPOSAL 2 – APPROVAL OF AN AMENDMENT OF OUR CHARTER INCREASING THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors approved the increase in authorized shares of Common Stock primarily to give the Company needed and appropriate flexibility to issue shares for future corporate, including financing needs. The newly authorized shares of Common Stock may be issued by the Board in its discretion, subject to any further shareholder action required in the case of any particular issuance, including under the Company’s organizational documents, applicable law, agreements or contracts, regulatory authorities, and/or the rules of any exchange on which our shares of Common Stock may in the future be listed. The shares of Common Stock would be issuable for any proper corporate purpose, including without limitation, capital raising transactions of equity or convertible debt securities, issuance upon conversion or redemption of currently outstanding convertible notes, future acquisitions or other investment opportunities, stock dividends, issuance under current or future equity compensation plans, including the 2012 Omnibus Incentive Compensation Plan, as amended, which is the subject of Proposal 4, or for any other corporate purposes.

Purpose of the Proposal

The Board believes that the increase in the number of shares of authorized Common Stock (together with the authorization of 15,000,000 shares of Preferred Stock) is in the best interests of the Company and its stockholders because the additional 50,000,000 authorized shares will provide the Company with needed ability to raise additional funds to continue its operations and fund business development initiatives. The Company is insolvent and needs additional finds immediately to continue its operations. To date, the Company has financed its cash needs primarily through equity offerings and debt financings. Until the Company can generate a sufficient amount of revenues to finance its cash requirements, which it may never do, the Company has to finance future cash needs primarily through public or private equity offerings, debt financings, borrowings or strategic collaborations. Accordingly, the additional authorized shares will allow the Company to issue additional shares in the future to take advantage of market conditions or strategic opportunities without the potential expense or delay incident to obtaining shareholder approval for a particular issuance.

Effect of the Proposal

The additional 50,000,000 authorized shares of Common Stock will have rights identical to our currently authorized and outstanding shares of Common Stock. Accordingly, effecting the proposal to increase the number of shares of Common Stock will not affect any rights of shareholders and par value will remain unchanged at $0.001 per share. The following factors, however, may impact holders of our Common Stock or convertible debt securities:

Possible dilution from future issuance of additional shares. The interests of the holders of our Common Stock and convertible debt securities could be diluted substantially as a result of the increase in the number of authorized shares of our Common Stock from 100,000,000 to 150,000,000 shares. Any future issuance of additional authorized shares in future financings using our Common Stock could dilute future earnings per share, book value per share and voting power of existing shareholders. Depending upon the circumstances under which such shares are issued, such issuance may reduce shareholders equity per share and may materially reduce the percentage ownership of our Common Stock of existing shareholders. Although the Amendment was approved by the Board for the reasons stated above, there is no present agreement or plan to issue any shares of Common Stock, except with respect to the shares underlying options that have been granted, subject to stockholder approval, under the 2012 Omnibus Incentive Compensation Plan, as disclosed under “Proposal 4 - Approval of the 2012 Omnibus Incentive Compensation Plan, as amended.”

Possible anti-takeover effect from future issuances of additional shares. Any future issuance of additional shares also may have an anti-takeover effect by making it more difficult to engage in a merger, tender offer, proxy contest or assumption of control of a large voting block of our Common Stock. Our Board could impede a takeover attempt by issuing additional shares and thereby diluting the voting power of other outstanding shares and increasing the cost of a takeover. A future issuance of additional shares of Common Stock could be made to render more difficult an attempt to obtain control of us, even if it appears to be desirable to a majority of shareholders, and it may be more difficult for our shareholders to obtain an acquisition premium for their shares or to remove incumbent management. Although the increase in the number of authorized shares of our Common Stock may have an anti-takeover effect, the Amendment was approved for the reasons stated above, and the Board of Directors did not adopt the Amendment with the intent that it be utilized as a type of anti-takeover device.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF OUR CHARTER INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

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PROPOSAL 3 - APPROVAL OF AN AMENDMENT OF OUR CHARTER CREATING ONE OR MORE NEW SERIES OF PREFERRED
STOCK

The Amendment also authorizes the creation of one or more new series of preferred stock, par value $0.001 per share, consisting of 15,000,000 shares (“Preferred Stock”), and provides that our Board of Directors is authorized to prescribe the series and the number of the shares of each series of Preferred Stock and the voting powers, designation, preferences, limitations, restrictions and relative rights of the shares of each series of Preferred Stock. Provisions in a company’s certificate of incorporation authorizing preferred stock in this manner are often referred to as “blank check” provisions because they give a board the flexibility, at any time or from time to time, without further shareholder approval (except as may be required by applicable laws, agreements or contracts, regulatory authorities, and/or the rules of any exchange on which a company’s common stock trades), to create one or more series of preferred stock and to determine by resolution the terms of each such series.

The authority of the Board with respect to each series of Preferred Stock, without limitation, includes a determination of the following: (a) the number of shares to constitute the series, (b) designation of such series, (c) the liquidation rights, if any, (d) the dividend rights and rates, if any, (e) the rights and terms of redemption, (f) the voting rights, if any, which may be full, special, conditional, or limited, (g) whether the shares will be convertible or exchangeable into other securities of the Company, and the rates thereof, if any, (h) any limitations on the payment of dividends on the Common Stock while any such series is outstanding, (i) any other provisions that are not inconsistent with the Charter, and (j) any other preference, limitations, or rights that are permitted by law.

Purpose of the Proposal

The Board believes that authorization of 15,000,000 shares of Preferred Stock (together with the increase in the number of shares of authorized Common Stock) is in the best interests of the Company and its stockholders because the Preferred Stock provides the Company with substantially greater flexibility than the Common Stock to raise additional funds. The Company is insolvent and needs additional funds immediately to continue its operations. As the Preferred Stock is undesignated, it allows the Company to provide future investors with rights and preferences that they may specifically demand from the Company and that they are more accustomed to receiving in growth stage companies. The more flexible terms of undesignated Preferred Stock may allow the Company to raise cash more easily and quickly than it may using Common Stock and may also avoid the further issuance of debt, which the Company believes is preferable.

Effect of the Proposal

Assuming stockholders approve this Proposal No. 2, the Company plans to promptly file a Certificate of Amendment with the Secretary of State of the State of Delaware reflecting the authorized class of Preferred Stock. Upon filing of the Amendment with the Secretary of State, the Board will be empowered, without further action or authorization by the Company’s shareholders (unless required in a specific case by applicable laws, agreements or contracts, regulatory authorities, and/or the rules of any exchange on which our shares of Common Stock may in the future be listed), to authorize the issuance of up to 15,000,000 shares of Preferred Stock from time to time in one or more series, and to fix by resolution or resolutions, designations, preferences, limitations and relative rights of each such series, as determined by the Board at the time of issuance. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, a determination of the following:

•	the number of shares of Preferred Stock constituting that series and the distinctive designation of that series;

•	the dividend rate on the shares of Preferred Stock of that series, whether dividends shall be cumulative, and if so, from which date or dates, and whether they shall be payable in preference to, or in such relation to, the dividends payable on any other class or classes or of any other series of the capital stock of the Company;

•	whether that series shall have any voting rights in addition to those provided by law, and if so, the terms of such additional voting rights;

•	whether that series shall have conversion or exchange privileges, and if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

•	whether or not the shares of that series shall be redeemable, and if so, the terms and conditions of such redemption, including the manner of selecting shares for redemption if less than all of the shares are to be redeemed, the date or dates upon or after which they shall be redeemable and the type and amount of consideration payable per share in case of redemption, which amount may vary under different conditions and at different redemption dates;

•	whether that series shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of that series, and if so, the terms and amount of such sinking fund;

•	the right of shares of that series to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issuance of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase or redemption or other acquisition by the Company or any subsidiary of, any outstanding stock of the Company;

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•	the rights of the shares of that series in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company and whether such rights shall be in preference to, or in another relation to, the comparable rights or any other class or classes or series of capital stock; and

•	any other relative, participating, optional or other special rights, qualifications, limitations or restrictions of that series.

Any future issuance of Preferred Stock could adversely affect the rights of holders of our Common Stock and convertible debt securities as follows.

Dilution and Preferences. If we issue Preferred Stock, such Preferred Stock will include certain designations, rights, qualifications, preferences, limitations and terms, any of which may dilute the voting power or economic interest of holders of our Common Stock. For example, in the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of outstanding shares caused by the issuance of our Preferred Stock could dilute the earnings per share and book value per share of all outstanding shares of our Common Stock. Also, in a liquidation the holders of our Preferred Stock may be entitled to receive a certain amount per share of our Preferred Stock before the holders of our Common Stock receive any distribution. In addition, the holders of our Preferred Stock may be entitled to vote and such votes may dilute the voting rights of the holders of our Common Stock when we seek to take corporate action. Our Preferred Stock also may be convertible into shares of our Common Stock and the holders of our Preferred Stock may have redemption rights. Furthermore, our Preferred Stock could be issued with certain preferences over the holders of our Common Stock with respect to dividends or the power to approve the declaration of a dividend. These are only examples of how shares of our Preferred Stock, if issued, could affect holders of the Company’s Common Stock, including Common Stock issued upon the conversion or redemption of the Company’s convertible indebtedness.

Potential anti-takeover effects. We could issue shares of Preferred Stock that may, depending on the terms of such issued Preferred Stock, make it more difficult or discourage an attempt to obtain control of our Company by means of a merger, tender offer, proxy contest or other means. When, in the judgment of our Board, this action would be in the best interest of our Company and shareholders, such shares could be used to create other impediments or to discourage persons seeking to gain control of our Company. Such shares also could be privately placed with purchasers favorable to our Board in opposing such action. The existence of additional authorized Preferred Stock could have the effect of discouraging unsolicited takeover attempts. The issuance of Preferred Stock also could be used to dilute the stock ownership of a person or entity seeking to obtain control of our Company should our Board consider the action of such entity or person not to be in the best interest of our shareholders.

While the issuance of Preferred Stock may, depending on the terms of the series, have certain adverse effects on holders of our Common Stock or anti-takeover ramifications, the Company’s Board believes that the financial flexibility offered by the Preferred Stock significantly outweighs any disadvantages, given the Company’s current cash needs. To the extent that the authorization of the Preferred Stock may have anti-takeover effects, the Preferred Stock may encourage persons seeking to acquire our Company to negotiate directly with the Board enabling the Board to consider the proposed transaction in a manner that best serves the stockholders’ interests. The Board believes that as structured the Preferred Stock is in the best interests of the Company and its shareholders because it is consistent with sound corporate governance principles and provides flexibility for future capital-raising transactions, acquisitions and joint ventures.

The Company has no agreements or plans at the current time for the issuance of the Preferred Stock to be authorized. The Board does not intend to issue any Preferred Stock except on terms which the Board deems to be in the best interests of our Company and its shareholders.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF OUR CHARTER CREATING ONE OR MORE NEW SERIES OF PREFERRED STOCK.

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PROPOSAL 4 – APPROVAL OF THE 2012 OMNIBUS INCENTIVE COMPENSATION PLAN, AS AMENDED

Introduction

On March 22, 2012, our Board of Directors adopted the CNS Response, Inc. 2012 Omnibus Incentive Compensation Plan (as amended as described below, the “Plan”), subject to stockholder approval. The Plan is intended to replace the Company’s 2006 Stock Incentive Plan, as amended (the “2006 Plan”). The number of shares of common stock initially authorized for issuance under the Plan was 333,334 shares, with individual awards capped at 33,334 shares per person per year. On December 10, 2012, the Board adopted an amendment to the Plan to increase the total number of shares of common stock authorized for issuance under the Plan to 5,500,000 shares. On March 26, 2013, the Board adopted a further amendment to the Plan to increase the total number of shares of common stock authorized for issuance under the Plan to 15,000,000, with individual awards capped at 1,500,000 shares per person per year.

Stockholders are being asked to approve the Plan, as amended on December 10, 2012 and March 26, 2013.

The Plan substantially improves upon the 2006 Plan by expanding the types of awards that may be granted under the Plan, including deferred stock, dividend equivalent rights, performance units, performance shares, bonus shares, and other stock-based awards, as well as providing for awards of stock options, restricted stock and restricted stock units, which were available under the 2006 Plan. Stockholder approval of the Plan is necessary, among other reasons, to allow the Company to grant incentive stock options described in Section 421 of the Internal Revenue Code, of 1986, as amended (the “Code”), and to allow performance-based awards made under the Plan to our executive officers to be fully deductible by us for federal income tax purposes under Code Section 162(m) if and to the extent the Committee determines that compliance with the performance-based exception to tax deductibility limitations under Code Section 162(m) is desirable.

A full copy of the Plan is attached as Annex B. The material features of the Plan are summarized below and such summary is qualified in its entirety by reference to the complete text of the Plan.

New Plan Benefits

Other than as set forth in the table below, in view of the discretionary authority vested in the Committee under the Plan and because any benefit under the Plan may depend on a variety of factors, including the value of our common stock from time to time, it is not possible to estimate or determine the number of shares or the value of any awards that may be made to any of our directors, executive officers or employees under the Plan if it is approved by our stockholders.

The following options to purchase common stock have been granted to directors, executive officers (including a former executive officer who now serves as a consultant) and non-executive employees under the Plan to date, subject to approval of the Plan by our stockholders. Absent approval by the Plan by our stockholders, these options will be canceled. Accordingly, a vote in favor of the Plan will serve to allow for the effectiveness of these grants. Prior to November 28, 2012, the Board of Directors of the Company had received a valuation indicating that $0.04718 per share reflected fair market value, even though the last reported sale price of the common stock of the Company on the OTCBB on the date of the grant was $0.82 per share on November 28, 2012, $0.78 on December 10, 2012 and $0.75 on January 14, 2013. The Board considered a number of factors in addition to the independent valuation, including, among others, the limited trading volume of the common stock and the prices at which indebtedness was convertible for the preceding Company financing. As such, the options granted on December 10, 2012 and January 14, 2013 were granted with an exercise price of $0.04718 per share.

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Plan Name:       2012 Omnibus Incentive Compensation Plan

Grant Date	Name	Position	Number of Units (Shares)	Exercise Price	Dollar Value (1)
March 22, 2012
	Zachary McAdoo	Director	8,334	$3.00	$25,000
	Maurice DeWald	Director	8,334	$3.00	25,000

December 10 , 2012
	Zachary McAdoo	Director	250,000	$0.04718	$11,800
	John Pappajohn	Director	250,000	$0.04718	11,800
	Walter Schindler	Director	250,000	$0.04718	11,800
	Andy Sassine	Director	250,000	$0.04718	11,800
	Richard Turner	Director	250,000	$0.04718	11,800
	Thomas Tierney	Director	250,000	$0.04718	11,800
	Robert Follman	Director	250,000	$0.04718	11,800
	George Carpenter	Former Director	25,000	$0.04718	1,200
	Maurice DeWald	Former Director	25,000	$0.04718	1,200
	Henry Harbin	Former Director	25,000	$0.04718	1,200
	George Kallins	Former Director	25,000	$0.04718	1,200
	David Jones	Former Director	25,000	$0.04718	1,200
	George Carpenter	CEO	1,200,000	$0.04718	56,600
	Paul Buck	CFO	1,400,000	$0.04718	66,100
	Michael Darkoch	Consultant	920,000	$0.04718	43,400

January 14, 2013
		Staff Member	820,000	$0.04718	$38,700
		Staff Member	560,000	$0.04718	26,400
		Staff Member	400,000	$0.04718	18,900
		Staff Member	80,000	$0.04718	3,800
		Staff Member	50,000	$0.04718	2,400
		Staff Member	50,000	$0.04718	2,400

March 26, 2013
	Thomas Tierney	Chairman	250,000	$0.25	$62,500

Total Granted
	Executive Group		2,625,000	$0.05	$123,900
	Non-Executive Director Group		2,116,668	$0.09	199,900
	Non-Executive Officer Employee Group		2,880,000	$0.05	$136,000

(1) Grant date fair value, as determined as described in the footnotes to the “Summary Compensation Table.”

The total number of shares underlying options granted to date under the Plan, including the grants listed in the table above, is 9,247,670. Absent approval by the stockholders of the Plan, these options will be canceled.

Purpose of the Plan

The Plan is intended to allow selected employees (including officers), non-employee consultants and non-employee directors of our Company or an affiliate of the Company to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, to assist the Company and its affiliates in attracting new employees, officers and consultants and retaining existing employees and consultants, to optimize the profitability and growth of the Company and its affiliates through incentives which are consistent with our Company’s goals, to provide such employees and consultants with an incentive for excellence in individual performance, to promote teamwork among employees, consultants and directors, and to attract and retain highly qualified persons to serve as non-employee directors and to promote ownership by such non-employee directors of a greater proprietary interest in the Company, thereby aligning such non-employee directors’ interests more closely with the interests of our shareholders.

Administration

The Plan will be administered by a committee (the “Committee”) the members of which are appointed by the Board of Directors. If and to the extent that compliance with Rule 16b-3 under the Securities Exchange Act of 1934 or the performance-based exception to tax deductibility limitations under Code Section 162(m) is desirable, the Committee must be comprised of two or more Directors who qualify as “non-employee directors” under Rule 16b-3 and “outside directors” under Code Section 162(m). The Board has appointed the members of the Compensation Committee to serve as the Committee under the Plan. Subject to the terms of the Plan, the Committee has full power and discretion to select those persons to whom awards will be granted; to determine the amounts and terms of awards; to change and determine the terms of any award agreement, including but not limited to the term and the vesting schedule; to determine and change the conditions, restrictions and performance criteria relating to any award; to determine the settlement, cancellation, forfeiture, exchange or surrender of any award; to make adjustments in the terms and conditions of awards; to construe and interpret the Plan and any award agreement; to establish, amend and revoke rules and regulations for the administration of the Plan; to make all determinations deemed necessary or advisable for administration of the Plan; and to exercise any powers and perform any acts it deems necessary or advisable to administer the Plan and subject to certain exceptions, to amend, alter or discontinue the Plan or amend the terms of any award.

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The Committee may delegate any or all of its administrative authority to our Chief Executive Officer or to a management committee except with respect to awards to executive officers who are subject to Section 16 of the Securities Exchange Act of 1934 and awards that are intended to comply with the performance-based exception to tax deductibility limitations under Code Section 162(m). In addition, the full Board of Directors must serve as the Committee with respect to any awards to our non-employee directors.

No Option Repricings Permitted

Notwithstanding the Committee’s powers and authority described above, neither the Board nor the Committee has the authority under the Plan to reduce the exercise price of any outstanding option. The prohibition against repricing does do not apply to adjustments the Committee deems necessary to prevent the dilution or enlargement of the benefits provided under such awards, as described more fully under “Offering of Common Stock” below.

Eligibility

The Plan provides for awards to employees (including officers) and non-employee directors of, and non-employee consultants to, our Company or an affiliate (including potential employees and consultants). Some awards will be provided to officers and others who are deemed by us to be “insiders” for purposes of Section 16 of the Securities Exchange Act of 1934. For purposes of the Plan, an entity (including a partnership, limited liability Company or joint venture) will be considered our “affiliate” if we, directly or indirectly, own (i) stock possessing more than 50% of the total combined voting power of all outstanding classes of stock of such corporate entity or more than 50% of the total value of all outstanding shares of all classes of stock of such corporate entity or (ii) more than 50% of the profits interest or capital interest in any non-corporate entity.

In addition, the Plan provides that if our Company acquires another corporation or other entity (an “Acquired Entity”) as a result of a merger or consolidation of the Acquired Entity into our Company or any of our affiliates or as a result of the acquisition of the stock or property of the Acquired Entity by us or any of our affiliates, the Committee may grant awards (“Substitute Awards”) to the current and former employees, consultants and non-employee directors of the Acquired Entity in substitution for options and other stock-based awards granted by the Acquired Entity in order to preserve the economic value of the awards held by the current and former employees and non-employee directors of, and non-employee consultants to, the Acquired Entity immediately prior to its merger or consolidation into, or acquisition by, our Company or any of our affiliates.

Offering of Common Stock

Under the terms of the Plan, 15,000,000 shares of our common stock ($0.001 par value) will be available for delivery in settlement of awards (including incentive stock options). The stock delivered to settle awards made under the Plan may be authorized and unissued shares or treasury shares, including shares repurchased by us for purposes of the Plan. If any shares subject to any award granted under the Plan (other than a Substitute Award) is forfeited or otherwise terminated without delivery of such shares (or if such shares are returned to us due to a forfeiture restriction under such award), the shares subject to such awards will again be available for issuance under the Plan. However, any shares that are withheld or applied as payment for shares issued upon exercise of an award or for the withholding or payment of taxes due upon exercise of the award will continue to be treated as having been delivered under the Plan and will not again be available for grant under the Plan.

At April 23, 2013, the last reported sale price of our common stock on the OTC Bulletin Board was $1.28 per share.

If a dividend or other distribution (whether in shares of common stock or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of shares or other securities of the Company, or other rights to purchase shares of the Company’s securities or other similar transaction or event affects the common stock of the Company such that the Committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the Plan, the Committee will make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to or to be issued in connection with awards (whether or not then outstanding) and the exercise price relating to an award in order to prevent the dilution or enlargement of the benefits (or potential benefits) intended to be made available under the Plan. The Committee will not make any adjustment to the number of shares underlying any option or to the exercise price of any such option if such adjustment would subject the grantee to tax penalties under Section 409A of the Code or would cause such option (determined as if such option was an incentive stock option) to violate Section 424(a) of the Code.

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In connection with an Acquired Entity’s merger or consolidation into, or acquisition by, our Company or any of our affiliates, the Committee may grant Substitute Awards to current and former employees and non-employee directors of, and non-employee consultants to, the Acquired Entity in substitution of stock or other stock-based awards granted to such individuals by the Acquired Entity in order to preserve the economic value of the awards held by the current and former employees and non-employee directors of, and non-employee consultants to, the Acquired Entity immediately prior to its merger or consolidation into, or acquisition by, our Company or any of our affiliates. Substitute Awards will not count against the overall limit on the number of shares of common stock available for issuance under this Plan nor will they count against the individual annual limits on awards described below.

Individual Annual Limits on Awards

The Plan limits the number of shares that may be issued to any individual pursuant to awards granted in any calendar year. The maximum number of shares of our common stock that are subject to awards granted to any individual in a single calendar year may not exceed 1,500,000 shares. This limitation applies to the calendar year in which the awards are granted and not the year in which such awards settle.

Summary of Awards under the Plan (Including What Rights as a Stockholder, if any, Are Entailed by an Award)

The Plan permits the granting of any or all of the following types of awards to all grantees:

•	stock options, including incentive stock options (“ISOs”);

•	restricted stock;

•	deferred stock and restricted stock units;

•	performance units and performance shares;

•	dividend equivalents;

•	bonus shares; and

•	other stock-based awards.

Generally, awards under the Plan are granted for no consideration other than prior and future services. Awards granted under the Plan may, in the discretion of the Committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the Plan or other plan of ours. The material terms of each award will be set forth in a written award agreement between the grantee and us.

Stock Options.

The Committee is authorized to grant stock options (including ISOs except that an ISO may only be granted to an employee of ours or one of our subsidiary corporations). A stock option allows a grantee to purchase a specified number of shares of our common stock at a predetermined price per share (the “exercise price”) during a fixed period measured from the date of grant. The exercise price of an option will be determined by the Committee and set forth in the award agreement but the exercise price may not be less than the fair market value of a share of common stock on the grant date. The term of each option is determined by the Committee and set forth in the award agreement, except that the term may not exceed 10 years. Such awards are exercisable in whole or in part at such time or times as determined by the Committee and set forth in the award agreement. Options may be exercised by payment of the purchase price through one or more of the following means: payment in cash (including personal check or wire transfer), by delivering shares of our common stock previously owned by the grantee, or with the approval of the Committee, by delivery of shares of our common stock acquired upon the exercise of such option or by delivering restricted shares. The Committee may also permit a grantee to pay the exercise price of an option through the sale of shares acquired upon exercise of the option through a broker-dealer to whom the grantee has delivered irrevocable instructions to deliver sales proceeds sufficient to pay the purchase price to us.

Restricted Shares.

The Committee may award restricted shares consisting of shares of our common stock which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the Committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. A grantee receiving restricted shares will have all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the award agreement. Upon termination of the grantee’s affiliation with us during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares will be forfeited as provided in the award agreement.

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Restricted Stock Units and Deferred Stock.

The Committee may also grant restricted stock unit awards and/or deferred stock awards. A deferred stock award is the grant of a right to receive a specified number of shares of our common stock at the end of specified deferral periods or upon the occurrence of a specified event, which satisfies the requirements of Section 409A of the Code. A restricted stock unit award is the grant of a right to receive a specified number of shares of our common stock upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achieved of certain specified performance objectives). If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will be lapse without the issuance of the shares underlying such award.

Awards of restricted stock units and deferred stock are subject to such limitations as the Committee may impose in the award agreement. Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership. The award agreement will provide whether grantees may receive dividend equivalents with respect to restricted stock units or deferred stock, and if so, whether such dividend equivalents are distributed when credited or deemed to be reinvested in additional shares of restricted stock units or deferred stock.

Performance Units.

The Committee may grant performance units, which entitle a grantee to cash or shares conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement. The initial value of a performance unit will be determined by the Committee at the time of grant. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

Performance Shares.

The Committee may grant performance shares, which entitle a grantee to a certain number of shares of common stock, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

Bonus Shares.

The Committee may grant fully vested shares of our common stock as bonus shares on such terms and conditions as specified in the award agreement.

Dividend Equivalents.

The Committee is authorized to grant dividend equivalents which provide a grantee the right to receive payment equal to the dividends paid on a specified number of shares of our common stock. Dividend equivalents may be paid directly to grantees or may be deferred for later delivery under the Plan. If deferred such dividend equivalents may be credited with interest or may be deemed to be invested in shares of our common stock or in other property. No dividend equivalents may be granted in conjunction with any grant of stock options.

Other Stock-Based Awards.

In order to enable us to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the Plan authorizes the Committee to grant awards that are valued in whole or in part by reference to or otherwise based on our securities. The Committee determines the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.

Performance-Based Awards.

The Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of awards being granted or becoming exercisable or payable under the Plan, or as a condition to accelerating the timing of such events.

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The performance measure(s) to be used for purposes of any awards (other than stock options) that are intended to satisfy the “performance based” exception to tax deductibility limitations under Code Section 162(m) will be chosen from among the following: the attainment of a specified fair market value per share of our common stock for a specified period of time; earnings per share; earnings per share from continuing operations; total shareholder return; return on assets; return on equity; return on capital; earnings before or after taxes, interest, depreciation, and/or amortization; return on investment; interest expense; cash flow; cash flow from operations; revenues; sales; costs; assets; debt; expenses; inventory turnover; economic value added; cost of capital; operating margin; gross margin; net income before or after taxes; operating earnings either before or after interest expense and either before or after incentives or asset impairments; attainment of cost reduction goals; revenue per customer; customer turnover rate; asset impairments; financing costs; capital expenditures; working capital; strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; customer satisfaction, aggregate product price and other product price measures; safety record; service reliability; debt rating; and achievement of business and operational goals, such as market share, new products, and/or business development.

Applicable performance measures may be applied on a pre- or post-tax basis. In addition, the Committee may provide that the formula for such award may include or exclude certain items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss.

The Committee has the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that awards which the Committee intends to qualify for the performance-based exception to the tax deduction limitations under Code Section 162(m) may not be adjusted upward unless the Committee intends to amend the award to no longer qualify for the performance-based exception. The Committee retains the discretion in all events to adjust such awards downward.

Payment and Deferral of Awards

Awards may be settled in cash, stock, other awards or other property, in the discretion of the Committee. The Committee may permit grantees to defer the distribution of all or part of an award in accordance with such terms and conditions as the Committee may establish, which must comply in both form and substance with the requirements of Section 409A of the Code to ensure that the grantee will not be subjected to tax penalties imposed under Section 409A of the Code. The Plan authorizes the Committee to place shares or other property in trusts or make other arrangements to provide for payment of our obligations under the Plan. The Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the stock or other property to be distributed will be withheld to satisfy such tax obligations.

Transfer Limitations on Awards

Awards granted under the Plan generally may not be pledged or otherwise encumbered and generally are not transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. Each award will be exercisable during the grantee’s lifetime only by the grantee or, if permitted under applicable law, by the grantee’s guardian or legal representative. However, transfers of awards to family members (or family trusts or family-controlled partnerships) for estate planning purposes may be permitted in the discretion of the Committee.

Change of Control

If there is a merger or consolidation of us with or into another corporation or a sale of substantially all of our stock (a “Corporate Transaction”) and the outstanding awards are not assumed by surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company), such awards will vest and become non-forfeitable and will be become exercisable and any conditions on such awards will lapse. If an option becomes exercisable as a result of a Corporate Transaction in which such awards are not assumed or replaced by the surviving company (or its parent company), the Committee may either (i) allow grantees to exercise such outstanding options within a reasonable period prior to the Corporate Transaction and cancel any outstanding options that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all outstanding options in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price) if the options were exercised immediately prior to the Corporate Transaction. If an exercise price of the option exceeds the fair market value of our common stock and the option is not assumed or replaced by the surviving company (or its parent company), such options will be cancelled without any payment to the grantee.

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Amendment to and Termination of the Plan

The Plan may be amended, altered, suspended, discontinued or terminated by the Board without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the common stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of grantees on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

In addition, subject to the terms of the Plan, no amendment or termination of the Plan may materially and adversely affect the right of a grantee under any award granted under the Plan.

Unless earlier terminated by the Board, the Plan will terminate when no shares remain reserved and available for issuance or, if earlier, on March 22, 2022. The terms of the Plan shall continue to apply to any awards made prior to the termination of the Plan until we have no further obligation with respect to any award granted under the Plan.

Federal Income Tax Consequences

The following discussion summarizes the certain Federal income tax consequences of the Plan based on current provisions of the Code, which are subject to change. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular grantee based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A or golden parachute excise taxes under Code Section 4999), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all grantees to consult their own tax advisors concerning the tax implications of awards granted under the Plan.

Options. A recipient of a stock option will not have taxable income upon the grant of the stock option. For stock options that are not incentive stock options, the grantee will recognize ordinary income upon exercise in an amount equal to the value of any cash received, plus the difference between the fair market value of the freely transferable and non-forfeitable shares received by the grantee on the date of exercise and the exercise price. Any gain or loss recognized upon any later disposition of the shares generally will be a long-term or short-term capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the grantee, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the grantee on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the grantee holds the shares for the legally-required period (currently two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period, the grantee will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price.

Generally, a company can claim a Federal income tax deduction equal to the amount recognized as ordinary income by a grantee in connection with the exercise of a stock option, but not relating to a grantee’s capital gains. Accordingly, we will not be entitled to any tax deduction with respect to an incentive stock option if the grantee holds the shares for the legally-required period.

Restricted Shares. Unless a grantee makes the election described below, a grant of restricted shares will not result in taxable income to the grantee or a deduction for us in the year of grant. The value of such restricted shares will be taxable to a grantee as ordinary income in the year in which the restrictions lapse. Alternatively, a grantee may elect to treat as income in the year of grant the fair market value of the restricted stock on the date of grant, provided the grantee makes the election within 30 days after the date of such grant. If such an election were made, the grantee would not be allowed to deduct at a later date the amount included as taxable income if the grantee should forfeit the shares of restricted stock. The amount of ordinary income recognized by a grantee is deductible by us in the year such income is recognized by the grantee, provided such amount constitutes reasonable compensation to the grantee. If the election described above is not made, then prior to the lapse of restrictions, dividends paid on the shares subject to such restrictions will be taxable to the grantee as additional compensation in the year received, and we will be allowed a corresponding deduction.

Other Awards. Generally, when a grantee receives payment in settlement of any other award granted under the Plan, the amount of cash and the fair market value of the shares received will be ordinary income to such grantee, and we will be allowed a corresponding deduction for Federal income tax purposes.

Generally, when a grantee receives payment with respect to dividend equivalents, the amount of cash and the fair market value of any shares or other property received will be ordinary income to such grantee. We will be entitled to a Federal income tax deduction in an amount equal to the amount the grantee includes in income.

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If the grantee is an employee or former employee, the amount the grantee recognizes as ordinary income in connection with an award (other than an incentive stock option) is subject to tax withholding.

Limitations on Deductions. Code Section 162(m) limits the Federal income tax deductibility of compensation paid to our chief executive officer and any of our three other most highly compensated executive officers (other than the chief financial officer) serving on the last day of the fiscal year and listed as “named executive officers” in our proxy statement (“covered employees”). The limit is generally $1 million. Compensation that qualifies as performance-based compensation is excluded from the $1 million deductibility cap of Code Section 162(m) and therefore remains fully deductible by us. Stock options granted under the Plan will qualify as such performance-based compensation. The Committee may also condition other awards intended to qualify as performance-based compensation upon achievement of pre-established performance goals granted to Company employees whom the Committee expects to be covered employees at the time the compensation is received. Generally, time-vested awards under the Plan, such as restricted stock and time-vested restricted stock units, will not qualify as performance-based compensation, so that compensation paid to covered employees in connection with such awards, to the extent it and other compensation subject to the Code Section 162(m) deductibility cap exceed $1 million in a given year, may not be deductible by us. A number of requirements must be met in order for particular compensation to qualify as performance-based, including a requirement that the performance measures used to measure performance must be approved by our stockholders. Accordingly, we are seeking stockholder approval of the Plan to permit awards to comply with the performance-based compensation requirements of Code Section 162(m). However, there can be no assurance that all such compensation under the Plan will be fully deductible under all circumstances.

Deferred Compensation Under Section 409A of the Code. Any award that is deemed to be a deferral arrangement (excluding certain exempted short-term deferrals) will be subject to Code Section 409A. Generally, Code Section 409A imposes accelerated inclusion in income and tax penalties on the recipient of deferred compensation that does not satisfy the requirements of Code Section 409A. Options and restricted shares granted under the Plan will typically be exempt from Code Section 409A. Other awards may result in the deferral of compensation. Awards under the Plan that may result in the deferral of compensation are intended to be structured to meet applicable requirements under Code Section 409A. Certain grantee elections and the timing of distributions relating to such awards must also meet requirements under Code Section 409A in order for income taxation to be deferred and tax penalties avoided by the grantee upon vesting of the award.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2012 OMNIBUS INCENTIVE COMPENSATION PLAN, AS AMENDED

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PROPOSAL 5 - ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY VOTE”)

Background

As required by Section 14A under the Securities Exchange Act of 1934, as amended, we will hold an advisory, non-binding vote to approve the compensation of our named executive officers as disclosed in the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this proxy statement.

The Compensation Committee is generally empowered to review the performance and development of our management in achieving corporate goals and objectives and to assure that our senior executives are compensated effectively in a manner consistent with our strategy, competitive practice and the requirements of the appropriate regulatory bodies.

Generally, we compensate our executive officers with a compensation package that is designed to drive company performance to maximize shareholder value while meeting our needs and the needs of our executives. The following are objectives we consider:

•	Alignment — to align the interests of executives and shareholders through equity-based compensation awards;

•	Retention — to attract, retain and motivate highly qualified, high performing executives to lead our growth and success; and

•	Performance — to provide, when appropriate, compensation that is dependent upon the executive’s achievements and the company’s performance.

In order to achieve the above objectives, our executive compensation philosophy is guided by the following principles:

•	Rewards under incentive plans are based upon our short-term and longer-term financial results and increasing shareholder value;

•	Executive pay is set at sufficiently competitive levels to attract, retain and motivate highly talented individuals who are necessary for us to strive to achieve our goals, objectives and overall financial success;

•	Compensation of an executive is based on such individual’s role, responsibilities, performance and experience; and

•	Annual performance of our company and the executive are taken into account in determining annual bonuses with the goal of fostering a pay-for-performance culture.

When making pay determinations for named executive officers, the Compensation Committee considers a variety of factors including, among others: (1) actual company performance as compared to pre-established goals, (2) individual executive performance and expected contribution to our future success, (3) changes in economic conditions and the external marketplace, (4) prior years’ bonuses and long-term incentive awards, and (5) in the case of executive officers, other than Chief Executive Officer, the recommendation of our Chief Executive Officer, and in the case of our Chief Executive Officer, his negotiations with our Board. No specific weighing is assigned to these factors nor are particular targets set for any particular factor. Ultimately, the Board uses its judgment and discretion when determining how much to pay our executive officers and sets the pay for such executives by element (including cash versus non-cash compensation) and in the aggregate, at levels that it believes are competitive and necessary to attract and retain talented executives capable of achieving the Company’s long-term objectives.

Board Recommendation

Our Board of Directors is asking stockholders to approve on an advisory, non-binding basis, the following resolution at the annual meeting:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in this proxy statement.

The say-on-pay vote is advisory, and therefore not binding on the Company or our Board. Although non-binding, the vote will provide information to our Board regarding investor sentiment about our executive compensation philosophy, policies and practices, which our Board will be able to consider when determining executive compensation for the years to come.

THE BOARD OF DIRECTOR RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ADOPTION OF THE RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THE EXECUTIVE COMPENSATION SECTION OF THIS PROXY STATEMENT.

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PROPOSAL 6 - ADVISORY VOTE REGARDING THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES
(“FREQUENCY VOTE”)

Background

As required by Section 14A under the Securities Exchange Act of 1934, as amended, we will hold an advisory, non-binding vote regarding the frequency with which stockholders should have an opportunity to provide a say-on-pay vote. We are providing stockholders the option of selecting a frequency of every one, two or three years, or abstaining.

For the reasons described below, we recommend that our stockholders select a frequency of every three years.

•	Our executive compensation is designed in large part to support long-term value creation. A triennial vote will allow stockholders to better judge our executive compensation in relation to our long-term performance.

•	A triennial vote will provide our Board sufficient time to thoughtfully evaluate the results of the most recent say-on-pay vote, to discuss the implications of the vote with our stockholders and to develop and implement any changes to our executive compensation that may be appropriate in light of the vote.

•	A triennial vote will allow for any changes to our executive compensation to be in place long enough for stockholders to see and evaluate the effectiveness of these changes.

Board Recommendation

This vote is advisory, and therefore not binding on the Company or our Board. Although the vote is non-binding, our Board values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering how frequently we should conduct future say-on-pay votes.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EVERY “THREE YEARS” AS THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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PROPOSAL 7 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Our Board of Directors has appointed Cacciamatta Accountancy Corporation (“Cacciamatta”) as our independent registered public accountants for the fiscal year ending September 30, 2013. Although we are not required to have the stockholders ratify the selection of Cacciamatta as our independent auditors, we are doing so because we believe it is a matter of good corporate practice.  If the stockholders do not ratify the selection, the Board of Directors will reconsider whether or not to retain Cacciamatta but may retain such independent auditors in any event.  Even if the selection is ratified, the Board of Directors, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.  Representatives of Cacciamatta will be present at the Annual Meeting with an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

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INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES AND COMPANY
MANAGEMENT

The following table sets forth the name, age and position of each of our directors and executive officers as of May 23, 2013 and the current positions that they hold with us:

Name	Age	Position
Thomas T. Tierney	74	Chairman of the Board
John Pappajohn	84	Director
Zachary McAdoo	40	Director
Walter Schindler	61	Director
Richard W. Turner	66	Director
Robert J. Follman	68	Director
Andrew H. Sassine	48	Director
George C. Carpenter IV	54	President and Chief Executive Officer
Paul Buck	57	Chief Financial Officer and Secretary

Directors

Thomas T. Tierney, Chairman of the Board

Thomas T. Tierney is a director nominee. Mr. Tierney owns and operates Vitatech Nutritional Sciences Inc. which manufactures and markets nutritional supplements and over-the-counter drugs under an FDA manufacturing license using current Good Manufacturing Practices. Mr. Tierney joined Vitatech, which was previously known as Linwilco Laboratories, in 1971 as its General Manager and became its President in 1980. From 1988 till its sale in 2004, Mr. Tierney was also the Chairman and CEO of Body Wise International, a nutritional supplements distributer focused on weight management, fitness performance and anti-aging strategies. Mr. Tierney served in the Air Force from 1960 to 1971, including a tour of duty in Vietnam where he served as Deputy Chief of Logistics Plans and Programs at the Headquarters 7 th Air Force during the time of the Tet Offensive. After completing this tour, he was assigned as a Pentagon Research Associate at the Rand Corporation where he worked on logistics analysis and the use of advanced technologies. He has a BA in business from Wayne State University and a MSc. in logistics management from the Air Force Institute of Technology. Mr. Tierney has a distinguished record of civic activities including being Trustee of the UCI Foundation Board, a Regent of Bastyr University, Seattle, Washington, is active with the Wounded Warriors Project, is an active participant in leadership positions in stem cell research, The MIND Institute, UC Irvine School of Medicine Advisory Board and on the Board of Children’s Hospital of Orange County, as well as multiple other Educational, Arts and Law enforcement organizations. In 2001 Mr. Tierney and his wife Elizabeth were recognized as Outstanding Philanthropists of the Year. Mr. Tierney is being appointed to the Board pursuant to the Company’s Governance Agreement with SAIL Capital Partners and he was selected to serve as a director because of his extensive experience in management, his knowledge of the FDA, his commitment to the health and wellness of military personnel and his influence as a business and civic leader.

John Pappajohn, Director

John Pappajohn joined our board of directors on August 26, 2009. Since 1969, Mr. Pappajohn has been the President and sole owner of Pappajohn Capital Resources, a venture capital firm, and President and sole owner of Equity Dynamics, Inc., a financial consulting firm, both located in Des Moines, Iowa. He serves as a director on the board of public company American CareSource Holdings, Inc., Dallas, TX since 1994. He has served on the boards of public companies ConMed Healthcare Management, Inc., PharmAthene, Inc., Spectrascience, Inc., CareGuide, Inc. and Allion Healthcare, Inc. within the past five years. Mr. Pappajohn was chosen to serve as a director of our company because of his unparalleled experience serving as a director of more than 40 companies and the substantial insight he has gained into the life sciences and healthcare industries by actively investing in the industries for more than 40 years, and by founding and supporting several public healthcare companies. Mr. Pappajohn devotes such portion of his time to his role as a director of CNS Response as is required to properly fulfill his duties in that role. Mr. Pappajohn is one of two current directors serving on our Board pursuant to the Company’s Governance Agreement with Equity Dynamics.

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Zachary McAdoo, Director

Zachary McAdoo joined our Board of Directors on November 21, 2011. Mr. McAdoo is the president of McAdoo Capital, Inc., a New York based investment firm founded in 2009 that focuses on investing in small and micro-cap public companies. McAdoo Capital, Inc. is the investment manager to the Zanett Opportunity Fund, Ltd., a Bermuda-based company. From 2005 through 2008, Mr. McAdoo was an analyst and portfolio manager with the Zanett Group, a New York based family office. Prior to joining The Zanett Group, Mr. McAdoo worked for seven years for two other small cap investment firms. Mr. McAdoo graduated from McGill University in 1995 with a Bachelor of Arts degree in Psychology. In 2004 he became a CFA charter holder. In addition to his experience investing in healthcare services, diagnostics and medical device companies, Mr. McAdoo brings a direct-to-consumer marketing perspective to the Board through his experience of investing in companies across many industries that use direct marketing methods. Mr. McAdoo is one of two current directors serving on our Board pursuant to the Company’s Governance Agreement with Equity Dynamics.

Walter Schindler, Director

Walter L. Schindler joined our board on December 10, 2012. Mr. Schindler has been Managing Partner of SAIL Capital Partners, LLC, since he founded it in 2002. SAIL Capital Partners is a pioneer and global leader of investment in sustainable innovation in energy and water technology companies. The firm focuses on investments primarily in growth companies pursuing the worldwide energy and water markets, and has offices in California, Toronto, Washington DC, and New Orleans. Mr. Schindler has also been a member of the Board of Directors of privately-held Xtreme Power, Inc., a power management and energy storage company, since 2008, and is a member of the North American Advisory Board of The Cleantech Group, a privately-held company providing research and conferences for clean technology. Prior to SAIL, Mr. Schindler was the Managing Partner of Gibson, Dunn &Crutcher’s Orange County, California office, one of the largest in its worldwide network. He was the lead strategic legal advisor in over 60 successful mergers, acquisitions, and IPOs. His assignments included advising Pacific Life with regard to the creation and execution of the exit strategy for its investment in PIMCO and working on the IPO of Ultrasystems, the first renewable power project development company in the USA to go public. He has 30 years of experience in energy and renewable power and related exit experience. Mr. Schindler is a native of New Orleans, earned his B.A, M.A and Ph.D. with honors from Yale University and his J.D. with honors from Harvard Law School, and was a Fulbright Scholar in Italy. He is also a published poet and the author of a book on the life and the poetry of the English poet and statesman John Milton. Mr. Schindler was appointed to the Board pursuant to the Company’s Governance Agreement with SAIL Capital Partners and was selected because of his extensive strategic corporate experience.

Richard W. Turner, Ph.D., Director

Dr. Turner is a director nominee. Dr. Turner served as the Chief Executive Officer and the Chairman of the Board of Directors of ConMed Healthcare Management, Inc., a public company providing healthcare services to county and municipal detention centers, from 2007 until 2012, when it merged with and into a wholly-owned subsidiary of Correct Care Solutions, LLC. Prior to consulting for ConMed's predecessor in interest in May 2006, Dr. Turner served as President and Chief Executive Officer of EyeTel Imaging, Inc., from January 2004 to May 2006. Prior to January 2004, Dr. Turner served as President and Chief Executive Officer of BEI Medical Systems Company, Inc., a company engaged in the development and marketing of a minimally invasive endometrial ablation system. BEI Medical was sold to Boston Scientific Corp. for approximately $95 million in 2002. Dr. Turner graduated from Old Dominion University with a Bachelor of Science degree, earned his M.B.A. from Pepperdine University and earned his Ph.D. from Berne University. Since June 2011, Dr. Turner has served as a member of the Board of Directors of American CareSource Holdings, Inc., a publicly traded ancillary health care services company. Dr. Turner is being appointed to the Board pursuant to the Company’s Governance Agreement with Equity Dynamics and he was selected to serve as a director because of his extensive leadership experience, having served as executive officer to many companies in the healthcare and medical field.

Robert J. Follman, Director

Robert J. Follman is a director nominee. Mr. Follman is President and CEO of R.A. Industries Inc., one of the leading producers of complex multi-axis components for the aerospace, nuclear, petroleum and other commercial industries, and has served in that position since 1976. He is also President and CEO of Markall Incorporated, a related company that produces and markets electro-mechanical assemblies for the same markets. Mr. Follman is a longtime supporter of many local and national charitable organizations and is active in many community and civic affairs. He has a long history of supporting the UC Irvine Diabetes Center, among other organizations. Mr. Follman is being appointed to the Board pursuant to the Company’s Governance Agreement with SAIL Capital Partners and he was selected to serve as a director because of his leadership experience, having served as executive officer, and his influence as a business and civic leader.

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Andrew H. Sassine, Director

Andrew H. Sassine is a director nominee. Mr. Sassine worked as a portfolio manager for Fidelity Investments (“Fidelity”) from 1999 to 2012. Between 2004 and 2011, he managed Fidelity Small Cap Stock Fund, Fidelity International Small Cap Opportunities Fund and Fidelity Advisor International Small Cap Opportunities Fund. Mr. Sassine joined Fidelity in 1999 as a high yield research analyst covering the Telecommunications, Satellite, Technology, Defense and Aerospace, and Restaurant Industries. In 2001, he joined the international group as a research analyst covering small and mid-cap international stocks. Prior to joining Fidelity, Mr. Sassine was a vice president in the Acquisition Finance Group at Fleet National Bank. Prior to joining Fleet, he managed a portfolio of highly leveraged middle market companies at Continental Bank and Heller Financial in Chicago. Mr. Sassine has been a member of the Henry B. Tippie College of Business, University of Iowa, Board of Advisors since 2009 and the Clarke Schools for Hearing and Speech, Board of Trustees since 2009. Mr. Sassine earned a Bachelor of Arts degree at the University of Iowa in 1987 and an MBA from the Wharton School at the University of Pennsylvania in 1993. Mr. Sassine is being appointed to the Board pursuant to the Company’s Governance Agreement with Equity Dynamics and he was selected to serve as a director because of his extensive investment management experience.

Board Composition and Committees and Director Independence.

Our board of directors currently consists of seven members: Thomas Tierney, John Pappajohn, Zachary McAdoo, Walter Schindler, Robert Follman, Richard Turner and Andrew Sassine. John Pappajohn was elected at our annual meeting of shareholders held on April 27, 2010. Zachary McAdoo was appointed to the Board at a meeting on November 21, 2011 following the resignation of Dr. Jerome Vaccaro on October 30, 2010. Walter Schindler was appointed to the Board at a meeting on December 10, 2012 following the resignation of Dr. Henry Harbin on November 18, 2012. Former directors George Carpenter, David Jones, Maurice De Wald and George Kallins all resigned on November 30, 2012 and Robert Follman, Thomas Tierney, Richard Turner and Andrew Sassine were nominated to the Board on December 10, 2012 and were empanelled on February 25, 2013, 10 days after the completion of the mailing to all shareholders of the information statement pursuant to Section 14(f) of the Securities Exchange Act of 1934. If elected at the Annual Meeting, each of our directors will serve until our next annual meeting and until his successor is duly elected and qualified.

The Company’s securities are not listed on a national securities exchange or an inter-dealer quotation system that has requirements that a majority of the Board of Directors be independent. We nonetheless use the definition of “independence” under Rule 5602 of the Nasdaq Stock Market Rules, as applicable and as may be modified or supplemented from time to time and the interpretations thereunder, to determine if the members of our Board are independent. In making this determination, our Board considers, among other things, transactions and relationships between each director and his immediate family and the Company, including those reported under the caption “Certain Relationships and Related Transactions.” The purpose of this review is to determine whether any such relationships or transactions are material and, therefore, inconsistent with a determination that the directors are independent. On the basis of such review and its understanding of such relationships and transactions, our Board is expected to determine that Richard Turner, Zachary McAdoo, Andrew Sassine, Robert Follman and Thomas Tierney are “independent” directors as that term is defined in the Nasdaq Stock Market Rules. Prior to their respective resignations, Henry Harbin, George Kallins and Maurice DeWald had also been determined to be “independent.”

Board Committees

Our Board of Directors established an audit committee and a compensation committee at a Board meeting held on March 3, 2010, and governance and nominations committee at a Board meeting held on March 22, 2012. Each committee has its own charter, which is available on our website at www.cnsresponse.com. Information contained on our website is not incorporated herein by reference. Each of the Board committees has the composition and responsibilities described below.

Audit Committee

We have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934, as amended (the “Exchange Act”). Mr. McAdoo (Chair), Mr. Sassine and Mr. Turner are the members of the audit committee. They are “independent” within the meaning of Rule 10A-3 under the Exchange Act and the Nasdaq Stock Market Rules. Our Board has previously determined that Mr. McAdoo serves as the “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. In his roles as president of, and analyst and portfolio manager in, various investment firms, Mr. McAdoo has gained over 10 years of experience analyzing the financial statements of public companies, assessing the use of accounting methods employed by those companies and the financial acumen of management.

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The audit committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of this committee include:

•	selecting and recommending to our Board of Directors the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;

•	approving the fees to be paid to the independent registered public accounting firm;

•	helping to ensure the independence of our independent registered public accounting firm;

•	overseeing the integrity of our financial statements;

•	preparing an audit committee report as required by the SEC to be included in our annual proxy statement;

•	reviewing major changes to our auditing and accounting principles and practices as suggested by our company’s independent registered public accounting firm, internal auditors (if any) or management;

•	reviewing and approving all related party transactions; and

•	overseeing our compliance with legal and regulatory requirements.

Compensation Committee

Our compensation committee assists the Board of Directors in the discharge of its responsibilities relating to the compensation of the Board of Directors and our executive officers. Messrs. Tierney, Pappajohn and Schindler are the members of our compensation committee. The Board is expected to determine that Mr. Tierney is “independent” within the meaning of the Nasdaq Stock Market Rules and all three members qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act. Messrs. Pappajohn and Schindler likely do not qualify as “independent” directors.

The committee’s compensation-related responsibilities include:

•	assisting our Board of Directors in developing and evaluating potential candidates for executive positions and overseeing the development of executive succession plans;

•	reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our chief executive officer;

•	reviewing, approving and recommending to our Board of Directors on an annual basis the evaluation process and compensation structure for our other executive officers;

•	providing oversight of management’s decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;

•	reviewing our incentive compensation and other stock-based plans and recommending changes in such plans to our Board of Directors as needed, and exercising all the authority of our Board of Directors with respect to the administration of such plans;

•	reviewing and recommending to our Board of Directors the compensation of independent directors, including incentive and equity-based compensation; and

•	selecting, retaining and terminating such compensation consultants, outside counsel and other advisors as it deems necessary or appropriate.

Governance and Nominations Committee

The purpose of the governance and nominations committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the Board. Messrs. Follman, Sassine and Turner are the members of our governance and nominations committee. The Board is expected to determine that they are “independent” within the meaning of the Nasdaq Stock Market Rules.

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The committee’s responsibilities include:

•	Selecting director nominees. The governance and nominations committee recommends to the Board of Directors nominees for election as directors at any meeting of stockholders and nominees to fill vacancies on the Board. The governance and nominations committee would consider candidates proposed by stockholders and will apply the same criteria and follow substantially the same process in considering such candidates as it does when considering other candidates. The governance and nominations committee may adopt, in its discretion, separate procedures regarding director candidates proposed by our stockholders. Director recommendations by stockholders must be in writing, include a resume of the candidate’s business and personal background and include a signed consent that the candidate would be willing to be considered as a nominee to the Board and, if elected, would serve. Such recommendation must be sent to the Company’s Secretary at the Company’s executive offices. When it seeks nominees for directors, our governance and nominations committee takes into account a variety of factors including (a) ensuring that the Board, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the company’s business and industry, independence of thought and an ability to work collegially. The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the Board room, contributing to the ability of the Board of Directors to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure. Accordingly, the process of the governance and nominations committee for identifying nominees reflects the Company’s practice of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership on the Board of Directors, whom the committee believes continue to make important contributions to the Board of Directors and who consent to continue their service on the Board of Directors. The Board has not adopted a formal policy with respect to its consideration of diversity and does not follow any ratio or formula to determine the appropriate mix; rather, it uses its judgment to identify nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to the high standards of Board service. The governance and nominations committee may adopt, and periodically review and revise as it deems appropriate, procedures regarding director candidates proposed by stockholders.

•	Reviewing requisite skills and criteria for new Board members and Board composition. The governance and nominations committee reviews with the entire Board of Directors, on an annual basis, the requisite skills and criteria for Board candidates and the composition of the Board as a whole.

•	Hiring of search firms to identify director nominees. The governance and nominations committee has the authority to retain search firms to assist in identifying Board candidates, approve the terms of the search firm’s engagement, and cause the Company to pay the engaged search firm’s engagement fee.

•	Selection of committee members. The governance and nominations committee recommends to the Board of Directors, on an annual basis, the directors to be appointed to each committee of the Board of Directors.

•	Evaluation of the Board of Directors. The governance and nominations committee will oversee an annual self-evaluation of the Board of Directors and its committees to determine whether it and its committees are functioning effectively.

•	Development of Corporate Governance Guidelines. The governance and nominations committee will develop and recommend to the Board a set of corporate governance guidelines applicable to the Company.

The governance and nominations committee may delegate any of its responsibilities to subcommittees as it deems appropriate. The governance and nominations committee is authorized to retain independent legal and other advisors, and conduct or authorize investigations into any matter within the scope of its duties.

Committee Memberships and Meetings

The following table below sets forth the membership of each Committee:

Name of Director	Audit Committee	Compensation Committee	Governance and Nomination Committee
Thomas Tierney		Member
John Pappajohn		Member
Zachary McAdoo	Chair
Walter Schindler		Member
Robert Follman			Member
Andrew Sassine	Member		Member
Richard Turner	Member		Member

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During the fiscal year ended September 30, 2012, the Board held fifteen meetings and the Board Committees held a total of four meetings. Each incumbent director attended 75% or more of the total number of meetings of the Board and the Board Committees of which he was a member during the period he served as a director in fiscal year 2012. The Board of Directors did not meet in executive session during the fiscal year ended September 30, 2012.

The Company has not yet established a policy with respect to Board members’ attendance at its annual meetings.

Governance Agreements and Nominations Process

On November 28, 2012, the Company entered into Governance Agreements with Equity Dynamics and SAIL Capital Partners. Pursuant to these agreements, the Company agreed, subject to providing required notice to stockholders, to appoint a certain number of persons nominated by Equity Dynamics and SAIL Capital Partners to the Company’s Board of Directors and to create vacancies for that purpose, if necessary. The number of persons to be nominated by Equity Dynamics and SAIL Capital Partners pursuant to this provision is four and three, respectively. In addition, at each meeting of stockholders of the Company at which directors are nominated and elected, the Company agreed to nominate for election four designees of Equity Dynamics and three designees of SAIL Capital Partners and to take all necessary action to support their election and oppose any challenges to such designees. Under the terms of the agreements, the Company may not increase the number of directors to more than seven without the consent of Equity Dynamics and SAIL Capital Partners. The Governance Agreements terminate in the event of the sale of substantially all of the Company’s assets or a change of control, or upon any issuance of securities by the Company to parties not including Equity Dynamics and SAIL Capital Partners, from which the Company receives gross proceeds of at least $10 million.

With respect to our 2013 Annual Meeting of Stockholders, the Board of Directors has nominated Thomas Tierney, John Pappajohn, Zachary McAdoo, Walter Schindler, Robert Follman, Andrew Sassine and Richard Turner as the nominees for election. The methods used by the board of directors for identifying candidates for election as directors (other than those proposed by our stockholders, as discussed below) is pursuant to the abovementioned Governance agreement whereby four directors are nominated by Equity Dynamics and three directors are nominated by SAIL Capital Partners. For each group the nomination process includes the solicitation of ideas for possible candidates from a number of sources — members of the board of directors; our senior management; individuals personally known to the members of the board of directors; and other research. The diversity of the background and field of expertise is a consideration for board membership. We may also from time to time retain one or more third-party search firms to identify suitable candidates. The board also considers outside candidates for possible nomination for election.

A CNS stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the requisite provisions contained in our Bylaws. Stockholders who desire the Board to consider a candidate for nomination as a director at the 2013 annual meeting must submit advance notice of the nomination to our Board a reasonable time prior to the mailing date of the proxy statement for the 2013 annual meeting (subject to the limitations described under ‘Stockholder Proposals” below). The recommendation should be in writing and addressed to our Corporate Secretary.

A stockholder’s notice of a proposed nomination for director to be made at an annual meeting must include the following information:

•	the name and address of the stockholder proposing to make the nomination and of the person or persons to be nominated;

•	a representation that the holder is a stockholder entitled to vote his or her shares at the annual meeting and intends to vote his or her shares in person or by proxy for the person or persons nominated in the notice;

•	a description of all arrangements or understandings between the stockholder(s) supporting the nomination and each nominee;

•	any other information concerning the proposed nominee(s) that we would be required to include in the proxy statement if our Board of Directors made the nomination; and

•	the consent of the nominee(s) to serve as director if elected.

Among other matters, our governance and nominations committee:

•	Reviews the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of CNS Response and the Board;

•	Conducts candidate searches, interviews prospective candidates and conducts programs to introduce candidates to our management and operations, and confirms the appropriate level of interest of such candidates;

•	Recommends qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of the Board; and

•	Conducts appropriate inquiries into the background and qualifications of potential nominees.

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Board Leadership Structure

To assure effective and independent oversight of management, our Board of Directors operates with the roles of Chief Executive Officer and Chairman of the Board separated in recognition of the differences between these two roles in the management of the Company. The Chairman of the Board is an independent, non-management role.

Our Board of Directors believes that this leadership structure provides the most effective leadership model for our company. By permitting more effective monitoring and objective evaluation of the Chief Executive Officer’s performance, this structure increases the accountability of the Chief Executive Officer. A separation of the Chief Executive Officer and Chairman roles also prevents the former from controlling the Board's agenda and information flow, thereby reducing the likelihood that the Chief Executive Officer would abuse his power.

Board Oversight of Risk Management

Our Board believes that overseeing how management manages the various risks we face is one of its most important responsibilities to the Company’s stakeholders. Our Board believes that, in light of the interrelated nature of the Company’s risks, oversight of risk management is ultimately the responsibility of the full Board; however, it has delegated this responsibility to the audit committee with respect to financial risk. The audit committee meets before each quarterly filing on Form 10-Q or the annual filing on Form 10-K with management and the independent registered public accounting firm to review the Company’s major financial risk exposures and the steps taken to monitor and control such exposures. Our Board meets regularly to discuss the strategic direction and the issues and opportunities facing our company. Throughout the year, our Board provides guidance to management regarding our strategy and helps to refine our plans to implement our strategy. The involvement of the Board in setting our business strategy is critical to the determination of the types and appropriate levels of risk undertaken by the Company.

Stockholder Communications

Interested parties may communicate with any and all members of our Board of Directors by transmitting correspondence addressed to one or more directors by name at the address appearing on the cover page of this Information Statement. Communications from our stockholders to one or more directors will be collected and organized by our Corporate Secretary and will be forwarded to the Chairman of the Board of Directors or to the identified director(s) as soon as practicable. If multiple communications are received on a similar topic, the Corporate Secretary may, in his discretion, forward only representative correspondence. The Chairman of the Board of Directors will determine whether any communication addressed to the entire Board of Directors should be properly addressed by the entire Board of Directors or a committee thereof. If a communication is sent to the Board of Directors or a Committee, the Chairman of the Board of Directors or the Chairman of that committee, as the case may be, will determine whether a response to the communication is warranted.

Code of Ethics

Our Board of Directors has adopted a Code of Ethical Conduct (the “Code of Conduct”) which constitutes a “code of ethics” as defined by applicable SEC rules and a “code of conduct” as defined by applicable NASDAQ rules. We require all employees, directors and officers, including our principal executive officer and principal financial officer to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that these individuals avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest. The Code of Conduct contains additional provisions that apply specifically to our Chief Executive Officer, Chief Financial Officer and other finance department personnel with respect to full and accurate reporting. The Code of Conduct is available on our website at www.cnsresponse.com and is also filed as an exhibit to our Annual Report on Form 10-K. The Company will post any amendments to the Code of Conduct, as well as any waivers that are required to be disclosed by the rules of the SEC on such website.

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EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers

George C. Carpenter IV, President and Chief Executive Officer

Mr. Carpenter has been serving as our Chief Executive Officer since April 10, 2009, served as our President from October 1, 2007 until April 10, 2009 and was reappointed our President on April 29, 2011. As President until 2009, Mr. Carpenter’s primary responsibility involved developing strategy and commercializing our rEEG technology. Mr. Carpenter also served as a director from April 2009 until November 2012. From 2002 until he joined CNS in October 2007, Mr. Carpenter was the President and CEO of WorkWell Systems, Inc., a national physical medicine firm that manages occupational health programs for Fortune 500 employers. Prior to his position at WorkWell Systems, Mr. Carpenter founded and served as Chairman and CEO of Core, Inc., a company focused on integrated disability management and work-force analytics. He served in those positions from 1990 until Core was acquired by Assurant, Inc. in 2001. From 1984 to 1990, Mr. Carpenter was a Vice President of Operations with Baxter Healthcare, served as a Director of Business Development and as a strategic partner for Baxter’s alternate site businesses. Mr. Carpenter began his career at Inland Steel where he served as a Senior Systems Consultant in manufacturing process control. Mr. Carpenter holds an MBA in Finance from the University of Chicago and a BA with Distinction in International Policy & Law from Dartmouth College.

Paul Buck, Chief Financial Officer and Secretary

Effective February 18, 2010, we appointed Paul Buck to the position of Chief Financial Officer. Mr. Buck has been working with us as an independent consultant since December 2008, assisting management with finance and accounting matters as well as our filings with the Securities and Exchange Commission. Prior to joining us, Mr. Buck worked as an independent consultant since 2004 and has broad experience with a wide variety of public companies. His projects have included forensic accounting, restatements, acquisitions, interim management and system implementations. Mr. Buck, a Swiss National, was raised in Southern Africa and holds a Bachelor of Science degree in Chemistry and a Bachelor of Commerce degree both from the University of Cape Town, South Africa. He started his career with Touche Ross & Co. in Cape Town and qualified as a Chartered Accountant. In 1985, Mr. Buck joined the Los Angeles office of Touche Ross & Co. where he was an audit manager. In 1991 he joined the American Red Cross Biomedical Services as the CFO of the Southern Californian Region. After five years with the organization, he returned to Deloitte & Touche as a manager in the Solutions Consulting Group. In 1998, Mr. Buck was recruited back to the American Red Cross Biomedical Services as CFO and became the Director of Operations for the Southern California Region until 2003. Mr. Buck works full-time for CNS.

Compensation Structure

Unless otherwise indicated, all stock-based amounts appearing in this Proxy Statement have been adjusted to give effect to the 1-for-30 reverse stock split effective April 2, 2012.

Overview of Compensation Practices

Our executive compensation program is administered by the compensation committee.

Compensation Philosophy

Generally, we compensate our executive officers with a compensation package that is designed to drive company performance to maximize shareholder value while meeting our needs and the needs of our executives. The following are objectives we consider:

•	Alignment — to align the interests of executives and shareholders through equity-based compensation awards;

•	Retention — to attract, retain and motivate highly qualified, high performing executives to lead our growth and success; and

•	Performance — to provide, when appropriate, compensation that is dependent upon the executive’s achievements and the company’s performance.

In order to achieve the above objectives, our executive compensation philosophy is guided by the following principles:

•	Rewards under incentive plans are based upon our short-term and longer-term financial results and increasing shareholder value;

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•	Executive pay is set at sufficiently competitive levels to attract, retain and motivate highly talented individuals who are necessary for us to strive to achieve our goals, objectives and overall financial success;

•	Compensation of an executive is based on such individual’s role, responsibilities, performance and experience; and

•	Annual performance of our company and the executive are taken into account in determining annual bonuses with the goal of fostering a pay-for-performance culture.

Compensation Elements

We compensate our executives through a variety of components, which may include a base salary, annual performance based incentive bonuses, equity incentives, and benefits and perquisites, in order to provide our executives with a competitive overall compensation package. The mix and value of these components are impacted by a variety of factors, such as responsibility level, individual negotiations and performance and market practice. The purpose and key characteristics for each component are described below.

Base Salary

Base salary provides executives with a steady income stream and is based upon the executive’s level of responsibility, experience, individual performance and contributions to our overall success, as well as negotiations between the company and such executive officer. Competitive base salaries, in conjunction with other pay components, enable us to attract and retain talented executives. The Board typically sets base salaries for our executives at levels that it deems to be competitive, with input from our Chief Executive Officer.

Annual Incentive Bonuses

Annual incentive bonuses are a variable performance-based component of compensation. The primary objective of an annual incentive bonus is to reward executives for achieving corporate and individual goals and to align a portion of total pay opportunities for executives to the attainment of our company’s performance goals. Annual incentive awards, when provided, act as a means to recognize the contribution of our executive officers to our overall financial, operational and strategic success.

Equity Incentives

Equity incentives are intended to align executive and shareholder interests by linking a portion of executive pay to long-term shareholder value creation and financial success over a multi-year period. Equity incentives may also be provided to our executives to attract and enhance the retention of executives and to facilitate stock ownership by our executives. The Board considers individual and company performance when determining long-term incentive opportunities.

Health and Welfare Benefits

The executive officers participate in health and welfare, and paid time-off benefits which we believe are competitive in the marketplace. Health and welfare and paid time-off benefits help ensure that we have a productive and focused workforce.

Severance and Change of Control Arrangements

We do not have a formal plan for severance or separation pay for our employees, but we typically include a severance provision in the employment agreements of our executive officers that have written employment agreements with us. Generally, such provisions are triggered in the event of involuntary termination of the executive without cause or in the event of a change in control. Please see the description of our employment agreements with each of George Carpenter, Daniel Hoffman, Michael Darkoch and Paul Buck below for further information.

Other Benefits

In order to attract and retain highly qualified executives, we may provide our executive officers with automobile allowances, consistent with current market practices.

Accounting and Tax Considerations

We consider the accounting and tax implications of all aspects of our executive compensation strategy and, so long as doing so does not conflict with our general performance objectives described above, we strive to achieve the most favorable accounting and tax treatment possible to the company and our executive officers.

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Process for Setting Executive Compensation; Factors Considered

When making pay determinations for named executive officers, the Board considers a variety of factors including, among others: (1) actual company performance as compared to pre-established goals, (2) individual executive performance and expected contribution to our future success, (3) changes in economic conditions and the external marketplace, (4) prior years’ bonuses and long-term incentive awards, and (5) in the case of executive officers, other than Chief Executive Officer, the recommendation of our Chief Executive Officer, and in the case of our Chief Executive Officer, his negotiations with our Board. No specific weighing is assigned to these factors nor are particular targets set for any particular factor. Ultimately, the Board uses its judgment and discretion when determining how much to pay our executive officers and sets the pay for such executives by element (including cash versus non-cash compensation) and in the aggregate, at levels that it believes are competitive and necessary to attract and retain talented executives capable of achieving the Company’s long-term objectives.

Summary Compensation Table

The following table provides disclosure concerning all compensation paid for services to us in all capacities for our fiscal years ending September 30, 2012 and 2011 provided by (i) each person serving as our principal executive officer (“PEO”) or acting in a similar capacity during our fiscal year ended September 30, 2012, (ii) our two most highly compensated executive officers other than our PEO who were serving as executive officers on September 30, 2012 and whose total compensation exceeded $100,000 (collectively with the PEO referred to as the “named executive officers” in this Executive Compensation section).

Name and Principal Position	Fiscal Year Ended September 30,	Salary ($) (1)	Bonus ($)	Option Awards ($) (2)	All Other Compensation ($)		Total ($)

George Carpenter	2012	157,500	—	—	22,100	(3)	179,600
(President and Chief Executive Officer )	2011	304,100	—	—	21,800	(3)	325,900

Daniel Hoffman	2012	187,000	—	—	20,700	(4)	207,700
(Chief Medical Officer through December 26, 2012)	2011	235,500	—	—	27,700	(4)	263,200

Paul Buck	2012	121,300	—	—	24,000	(3)	145,300
(Chief Financial Officer)	2011	188,500	—	—	22,900	(3)	211,400

(1)	Salary for the fiscal years ended September 30, 2012 and 2011 was accrued and paid as follows:

•	$112,500 of Mr. Carpenter’s 2012 salary was accrued and unpaid as of September 30, 2012. In addition, $33,700 of Mr. Carpenter’s 2010 salary was paid in fiscal 2011.

•	$77,000 of Mr. Hoffman’s 2012 salary was accrued and unpaid as of September 30, 2012.

•	$86,700 of Mr. Buck’s 2012 salary, $19,500 of his 2011 salary and $26,000 of his 2010 salary was accrued and unpaid as of September 30, 2012.

    50 percent of the accrued and unpaid salary as of September 30, 2012 was subsequently settled in accordance with the terms of the Forfeiture and Exchange Agreements described in the paragraph following this table.

(2)	The aggregate number of shares issuable upon exercise of options outstanding for the named executive officers at September 30, 2012 was: 165,631 shares for Mr. Carpenter, 47,772 shares for Mr. Hoffman and 15,000 shares for Mr. Buck.

(3)	Relates to healthcare insurance premiums paid on behalf of executive officers by us.

(4)	Relates to healthcare insurance premiums for the years ended September 30, 2012 and 2011 of $20,735 and $22,028, respectively, and automobile expenses of $1,900 and $5,700, respectively, paid on behalf of Dr. Hoffman by us.

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Narrative Disclosure to Summary Compensation Table

In connection with the November 28, 2012 closing of the Bridge Financing, the Company entered into Forfeiture and Exchange Agreements with three of its executive officers, George Carpenter, Paul Buck and Michael Darkoch. Mr. Darkoch did not qualify as a “named executive officer” for fiscal year 2012. Pursuant to these agreements, the executives agreed to waive receipt of and release the Company from the payment of 50% of their salaries accrued from August 31, 2010 to September 30, 2012 (amount waived was $56,250 for George Carpenter, $66,083 for Paul Buck and $43,333 for Michael Darkoch), in consideration for which the Company agreed to issue to such executives a certain number of shares of its common stock: 56,250 for George Carpenter, 66,083 for Paul Buck and 43,333 for Michael Darkoch). Any remaining accrued salary remains outstanding and shall be paid (i) from time to time at the discretion of the Board of Directors to the extent the Board of Directors determines that such payment will not jeopardize the ability of the Company to continue as a going concern; or (ii) upon the closing of any single financing transaction (including a single financing transaction that contemplates multiple closings) in which the Company receives proceeds of $5 million or more. Additionally, where applicable, the executives agreed to waive receipt of and release the Company from the payment of any previously approved bonus award. Under the agreements, the Company agreed to indemnify the executives for all federal and state income tax payable and actually paid by the executive related directly to the receipt of the common stock, the per share value of which was the conversion price of the October 2012 Bridge Notes, or $0.04718 per share. Prior to November 28, 2012, the Board of Directors of the Company had received a valuation indicating that $0.04718 per share reflected fair market value, even though the last reported sale price of the common stock of the Company on the OTC BB was $0.82 at such time.

Also, on December 10, 2012, the Board approved the amendment of the Company’s 2012 Omnibus Incentive Compensation Plan (the “2012 Plan”) to increase the shares authorized for issuance under the 2012 Plan from 333,334 shares to 5,500,000 shares and granted to each of its three existing members as well as to each of the four New Board Members options to purchase 250,000 shares of its common stock pursuant to the 2012 Plan at an exercise price of $0.04718 per share. The options vest evenly over 36 months starting from the date of grant. The Board furthermore granted to each of the five former directors who had departed the Board effective November 30, 2012, i.e., George Carpenter, Henry Harbin, George Kallins, David Jones, and Maurice DeWald, options to purchase 25,000 shares of its common stock pursuant to the 2012 Plan at an exercise price of $0.04718 per share. These options to former directors are fully vested. Finally, the Board granted to the Company’s executive officers options to purchase shares of its common stock pursuant to the 2012 Plan at an exercise price of $0.04718 per share as follows: George Carpenter 1,200,000 shares, Paul Buck 1,400,000 shares and Michael Darkoch 920,000 shares. These options vest in increments of 12.5% at the beginning of each quarter starting from the date of grant. Prior to November 28, 2012, the Board of Directors of the Company had received a valuation indicating that $0.04718 per share reflected fair market value, even though the last reported sale price of the common stock of the Company on the OTC BB on the grant date of these options was $0.78 per share.

The 2012 Plan was approved by the Board on March 22, 2012, but remains subject to stockholder approval. The option grants described above therefore also remain subject to approval of the 2012 Plan, as amended, by the Company’s stockholders. Absent stockholder approval of the 2012 Plan, as amended, all of these options will be cancelled. It is anticipated that the number of shares authorized for issuance under the 2012 Plan will be increased further prior to the time that the Company files and mails a proxy statement seeking such stockholder approval.

Since we had limited cash and cash equivalent resources as of September 30, 2012 and 2011, we elected to preserve our cash and did not pay any bonuses to our executive officers during fiscal years ended September 30, 2012 and 2011.

Please refer to the footnotes to the Summary Compensation Table for a description of the components of All Other Compensation received by the named executive officers.

The following is a summary of each employment agreement that we have entered into with respect to our named executive officers, which includes, where applicable, a description of all payments we are required to make to such named executive officers at, following or in connection with the resignation, retirement or other termination of such named executive officers, or a change in control of our company or a change in the responsibilities of such named executive officers following a change in control.

Employment Agreements

George Carpenter

On October 1, 2007, we entered into an employment agreement with George Carpenter pursuant to which Mr. Carpenter began serving as our President. During the period of his employment, Mr. Carpenter will receive a base salary of no less than $180,000 per annum, which is subject to upward adjustment at the discretion of the Chief Executive Officer or our Board of Directors. On March 3, 2010, the Board of Directors increased the annual base salary of Mr. Carpenter to $270,000, with the increase in salary having retroactive effect to January 1, 2010. In addition, pursuant to the terms of his initial employment agreement, on October 1, 2007, Mr. Carpenter was granted an option to purchase 32,297 shares of our common stock at an exercise price of $26.70 per share pursuant to our 2006 Stock Incentive Plan. In the event of a change of control transaction, a portion of Mr. Carpenter’s unvested options equal to the number of unvested options at the date of the corporate transaction multiplied by the ratio of the time elapsed between October 1, 2008 and the date of the corporate transaction over the vesting period (48 months) will automatically accelerate, and become fully vested. Mr. Carpenter is entitled to four weeks’ vacation per annum, health and dental insurance coverage for himself and his dependents, and other fringe benefits that we offer our employees from time to time.

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Mr. Carpenter’s employment is on an “at-will” basis, and Mr. Carpenter may terminate his employment with us for any reason or for no reason. Similarly, we may terminate Mr. Carpenter’s employment with or without cause. If we terminate Mr. Carpenter’s employment without cause or Mr. Carpenter involuntarily terminates his employment with us (an involuntary termination includes changes, without Mr. Carpenter’s consent or pursuant to a corporate transaction, in Mr. Carpenter’s title or responsibilities so that he is no longer the President of our company), Mr. Carpenter shall be eligible to receive as severance his salary and benefits for a period equal to six months payable in one lump sum upon termination. If Mr. Carpenter is terminated by us for cause, or if Mr. Carpenter voluntarily terminates his employment, he will not be entitled to any severance.

As of April 10, 2009, Mr. Carpenter was named Chief Executive Officer and a director of the Company and, on April 29, 2011, became our President again. This was a position he had held from the time that he had joined the Company in October 2007 through to April 10, 2009 when he was named Chief Executive Officer and Chairman of the Board. Mr. Carpenter resigned from the Board of Directors on November 30, 2012, and remains the President and Chief Executive Officer of the Company.

Daniel Hoffman

On January 11, 2008, we entered into an employment agreement with Daniel Hoffman pursuant to which Dr. Hoffman began serving as our Chief Medical Officer effective January 15, 2008. During the period of his full-time employment, Dr. Hoffman received a base salary of $150,000 per annum, which was subject to upward adjustment and was increased to an annual base salary of $264,000 effective January 2011. Dr. Hoffman also has the opportunity to receive bonus compensation, if and when approved by our Board of Directors. Dr. Hoffman’s employment is on an “at-will” basis, and Dr. Hoffman may terminate his employment with us for any reason or for no reason. Similarly, we may terminate Dr. Hoffman’s employment with or without cause. If we terminate Dr. Hoffman’s employment without cause or Dr. Hoffman involuntarily terminates his employment with us, Dr. Hoffman will be eligible to receive as severance his salary and benefits for a period equal to six months payable in one lump sum upon termination. If Dr. Hoffman is terminated by us for cause, or if Dr. Hoffman voluntarily terminates his employment, he will not be entitled to any severance. Dr. Hoffman is entitled to four weeks’ vacation per annum, health and dental insurance coverage for himself and his dependents, and other fringe benefits that we offer our employees from time to time. In the event of a change of control transaction, a portion of Dr. Hoffman’s unvested options equal to the number of unvested options at the date of the corporate transaction multiplied by the ratio of the time elapsed between option grant date and the date of the corporate transaction over the vesting period (42 months) will automatically accelerate, and become fully vested. Dr. Hoffman’s employment agreement is in the process of being renegotiated as he has transitioned to a part-time role of Medical Director.

In addition to being the Chief Medical Officer, Dr. Hoffman served as President of the Company from April 10, 2009 to April 29, 2011. Due to the cessation of operations of the Neuro-Therapy Clinic, effective December 26, 2012, Dr. Hoffman has transitioned his role as full-time Chief Medical Officer of CNS Response to being its part-time Medical Director.

Paul Buck

On February 18, 2010, we entered into an employment agreement with Paul Buck pursuant to which Mr. Buck began serving as our Chief Financial Officer on an “at will” basis and will be paid a salary of no less than $208,000 per annum, which is subject to upward adjustment at the discretion of the Chief Executive Officer or the Board of Directors of our company. Pursuant to his employment agreement, Mr. Buck also received an option to purchase 15,000 shares of our common stock on March 3, 2010, which options vest in 48 equal installments commencing on March 3, 2010. The options have an exercise price of $16.50 per share and were granted under our 2006 Stock Incentive Plan. In the event of a change of control transaction, a portion of Mr. Buck’s unvested options equal to the number of unvested options at the date of the corporate transaction multiplied by the ratio of the time elapsed between March 3, 2010 and the date of the corporate transaction over the vesting period (48 months) will automatically accelerate, and become fully vested. In the event of a change of control transaction, a portion of Mr. Buck’s unvested options equal to the number of unvested options at the date of the corporate transaction multiplied by the ratio of the time elapsed between option grant date and the date of the corporate transaction over the vesting period (48 months) will automatically accelerate, and become fully vested. Mr. Buck is entitled to four weeks’ vacation per annum, health and dental insurance coverage for himself and his dependents, and other fringe benefits that we offer our employees from time to time. As Mr. Buck’s employment is on an “at-will” basis, he may terminate his employment with us for any reason or for no reason. Similarly, we may terminate Mr. Buck’s employment with or without cause. If we terminate Mr. Buck’s employment without cause or Mr. Buck involuntarily terminates his employment with us, Mr. Buck shall be eligible to receive as severance his salary and benefits for a period equal to six months payable in one lump sum upon termination. If Mr. Buck is terminated by us for cause, or if Mr. Buck voluntarily terminates his employment, he will not be entitled to any severance.

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2006 Stock Incentive Plan

On August 3, 2006, CNS California adopted the CNS California 2006 Stock Incentive Plan (the “2006 Plan”). On March 7, 2007, in connection with the closing of the merger transaction with CNS California, we assumed the CNS California stock option plan and all of the options granted under the plan at the same price and terms. Subsequently, we amended the 2006 Plan on March 3, 2010 to increase the number of shares of common stock reserved for issuance under the 2006 Plan from 333,334 to 666,667 shares and increased the limit on shares underlying awards granted within a calendar year to any eligible employee or director from 100,000 to 133,334 shares of common stock. The amendment was approved by our shareholders at the annual meeting held on April 27, 2010. The following is a summary of the 2006 Plan, as amended, which we use to provide equity compensation to employees, directors and consultants to our company.

The 2006 Plan provides for the issuance of awards in the form of restricted shares, stock options (which may constitute incentive stock options (ISO) or nonstatutory stock options (NSO)), stock appreciation rights and stock unit grants and is administered by the Board of Directors. The option price for each share of stock subject to an option shall be (i) no less than the fair market value of a share of stock on the date the option is granted, if the option is an ISO, or (ii) no less than 85% of the fair market value of the stock on the date the option is granted, if the option is a NSO; provided, however, if the option is an ISO granted to an eligible employee who is a 10% shareholder, the option price for each share of stock subject to such ISO shall be no less than 110% of the fair market value of a share of stock on the date such ISO is granted. Stock options have a maximum term of ten years from the date of grant, except for ISOs granted to an eligible employee who is a 10% shareholder, in which case the maximum term is five years from the date of grant. ISOs may be granted only to eligible employees.

We have adopted ASC 718-20 (formerly, SFAS No. 123R — revised 2004, “Share-Based Payment”), and related interpretations. Under ASC 718-20, share-based compensation cost is measured at the grant date based on the calculated fair value of the award. We estimate the fair value of each option on the grant date using the Black-Scholes model. Stock-based compensation expense is recognized over the employees’ or service provider’s requisite service period, generally the vesting period of the award.

Originally, a total of 333,334 shares of common stock were reserved for issuance under the 2006 Plan. The 2006 Plan also originally provided that in any calendar year, no eligible employee or director shall be granted an award to purchase more than 100,000 shares of stock. On March 3, 2010, the Board of Directors approved an amendment to the 2006 Plan which increased the number of shares of common stock reserved for issuance under the 2006 Plan from 333,334 to 666,667 shares and increased the limit on shares underlying awards granted within a calendar year to any eligible employee or director from 100,000 to 133,334 shares of common stock. The amendment was approved by shareholders at the annual meeting held on April 27, 2010.

On March 3, 2010, the Board of Directors also approved the grant of 305,000 options to staff members, directors, advisors and consultants. For staff members the options will vest equally over a 48 month period while for directors, advisors and consultants the options will vest equally over a 36 month period.

On July 5, 2010, the Board of Directors further approved the grant of 26,667 options to staff members, directors and advisors with similar vesting periods as the March 3, 2010 options mentioned above.

On March 11, 2011, the Board of Directors further approved the grant of 15,834 options to staff members with similar vesting periods as the March 3, 2010 options mentioned above.

As of September 30, 2012, 70,825 options were exercised and there were 504,076 options and 6,132 restricted shares outstanding under the amended 2006 Plan, leaving 85,634 shares which have not been awarded. The 2006 Plan has been frozen.

2012 Omnibus Incentive Compensation Plan

On March 22, 2012, our Board of Directors approved the CNS Response, Inc. 2012 Plan, subject to stockholder approval at the Company’s next annual meeting of stockholders. The 2012 Plan replaced the Company’s abovementioned 2006 Plan. The 2012 Plan provides for the grant of options (including nonqualified options and incentive stock options), restricted stock, performance units, performance shares, deferred stock, restricted stock units, dividend equivalents, bonus shares and other stock-based awards to directors, officers, employees and/or consultants of the Company.

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Also on March 22, 2012, our Board approved the grant of options to purchase 42,670 shares of common stock pursuant to such plan at an exercise price of $3.00 per share, including options to purchase 8,334 shares to each of our directors Zachary McAdoo and Maurice DeWald.

On December 10, 2012, the Board approved the amendment of the Company’s 2012 Plan to increase the shares authorized for issuance under the 2012 Plan from 333,334 shares to 5,500,000 shares and granted to each of its three existing members as well as to each of the four New Board Members options to purchase 250,000 shares of its common stock pursuant to the 2012 Plan at an exercise price of $0.04718 per share. The options vest evenly over 36 months starting from the date of grant. The Board furthermore granted to each of the five former directors who had departed the Board effective November 30, 2012, i.e., George Carpenter, Henry Harbin, George Kallins, David Jones, and Maurice DeWald, options to purchase 25,000 shares of its common stock pursuant to the 2012 Plan at an exercise price of $0.04718 per share. These options to former directors are fully vested. Additionally, as described above, Maurice DeWald had previously been granted options to purchase 8,334 shares of common stock of which 2,083 were vested at the time of departure. Finally, the Board granted to the Company’s executive officers options to purchase shares of its common stock pursuant to the 2012 Plan at an exercise price of $0.04718 per share as follows: George Carpenter 1,200,000 shares, Paul Buck 1,400,000 shares and Michael Darkoch 920,000 shares. These options vest in increments of 12.5% at the beginning of each quarter starting from the date of grant. Prior to November 28, 2012, the Board of Directors of the Company had received a valuation indicating that $0.04718 per share reflected fair market value, even though the last reported sale price of the common stock of the Company on the OTC BB on the grant date of these options was $0.78 per share.

On January 14, 2013, the Board granted 1,960,000 shares to six members of staff plus 1,600,000 to key consultants. The options granted to staff vest evenly over 48 months from the date of grant and the options given to consultants vest evenly over a period of 36 months from the date of grant.

The option grants described above remain subject to approval of the 2012 Plan, as amended, by the Company’s stockholders. Absent stockholder approval of the 2012 Plan, as amended, all of these options will be cancelled.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding outstanding options held by our named executive officers as of September 30, 2012.

	Number of Securities Underlying Unexercised Options (#)
Name	Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date
George Carpenter (1)	86,112	47,222	16.50	March 2, 2020
	32,297	-	26.70	October 1, 2017
Daniel Hoffman (2)	10,765	5,902	16.50	March 2, 2020
	27,137	-	32.70	August 8, 2017
	3,968	-	3.60	August 11, 2016
Paul Buck (3)	9,688	5,312	16.50	March 2, 2020

(1)        On March 3, 2010, Mr. Carpenter was granted options to purchase 133,334 shares of common stock. The options are exercisable at $16.50 per share and vest equally over 48 months starting on March 3, 2010.

On October 1, 2007 Mr. Carpenter was granted options to purchase 32,297 shares of common stock. The options are exercisable at an exercise price of $26.70 and vest as follows: 4,037 shares vested immediately with the remaining 28,260 shares vesting equally over 42 months commencing April 30, 2008.

(2)        On March 3, 2010, Dr. Hoffman was granted options to purchase 16,667 shares of common stock. The options are exercisable at $16.50 per share and vest equally over 48 months starting on March 3, 2010.

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On August 8, 2007, Dr. Hoffman was granted options to purchase 27,137 shares of our common stock. The options are exercisable at $32.70 per share and vest as follows: options to purchase 6,784 shares vested on March 8, 2008; options to purchase 19,787 shares vest in equal monthly installments of 566 shares over 35 months commencing on April 30, 2008; the remaining options to purchase 565 shares vested on March 31, 2011.

On August 11, 2006, Dr. Hoffman was granted an option to purchase 3,968 shares of common stock at an exercise price of $3.60 per share, which has fully vested.

(3)        On March 3, 2010, Mr. Buck was granted options to purchase 15,000 shares of common stock. The options are exercisable at $16.50 per share and vest equally over 48 months starting on March 3, 2010.

In addition, as described under “- Narrative Disclosure to Summary Compensation Table” above, on December 10, 2012, the Board granted to the Company’s executive officers options to purchase shares of its common stock pursuant to the 2012 Plan at an exercise price of $0.04718 per share as follows: George Carpenter 1,200,000 shares, Paul Buck 1,400,000 shares and Michael Darkoch 920,000 shares. These options vest in increments of 12.5% at the beginning of each quarter starting from the date of grant, and are subject to approval by the stockholders of the 2012 Plan, as amended.

In connection with the November 28, 2012 closing of the Bridge Financing, the Company furthermore entered into Forfeiture and Exchange Agreements with three of its executive officers, George Carpenter, Paul Buck and Michael Darkoch. Mr. Darkoch did not qualify as a “named executive officer” for fiscal year 2012. Pursuant to these agreements, the executives agreed to waive receipt of and release the Company from the payment of 50% of their salaries accrued from August 31, 2010 to September 30, 2012 (amount waived was $56,250 for George Carpenter, $66,083 for Paul Buck and $43,333 for Michael Darkoch), in consideration for which the Company agreed to issue to such executives a certain number of shares of its common stock 56,250 for George Carpenter, 66,083 for Paul Buck and 43,333 for Michael Darkoch. For further details, please refer to the section “- Narrative Disclosure to Summary Compensation Table” above.

Director Compensation

During our fiscal year ended September 30, 2012, non-employee directors did not receive any cash or other compensation for their service on our Board of Directors or committees thereof, except that on March 22, 2012, Messrs. McAdoo and DeWald were each granted options to purchase 8,334 shares of Common Stock at an exercise price of $3.00 per share, which grants are subject to the approval by our stockholders of our 2012 Plan, as amended. We do not pay management directors for Board service in addition to their regular employee compensation. As described below, Dr. Harbin and Mr. Jones received compensation for consulting services provided to us during our fiscal year ending September 30, 2012.

Non-Employee Director Compensation

Name	Option Awards ($)	All Other Compensation ($)	Total ($)
Jerome Vaccaro M.D. (1)	-	-	-
Henry Harbin M.D. (2)	-	-	-
John Pappajohn (3)	-	-	-
David Jones (4)	-	-	-
George Kallins M.D. (5)	-	-	-
Zachary McAdoo (6)	$24,900	-	$24,900
Maurice DeWald (7)	$24,900	-	$24,900

(1)        Dr. Vaccaro resigned from our Board of Directors effective October 31, 2011. The aggregate number of option awards outstanding for Dr. Vaccaro at September 30, 2012 was 4,834. Dr. Vaccaro’s options ceased to vest upon his resignation from our Board. Of these options 667 have an exercise price of $3.60 per share and 4,167 have an exercise price of $16.50.

(2)        Dr. Harbin resigned from our Board of Directors effective November 18, 2012. No other compensation was paid to Dr. Harbin in fiscal year 2012 under Dr. Harbin’s 2012 Consulting Agreement described below, although $36,000 has been accrued through September 30, 2012. In total, $81,000 has been accrued on his 2010, 2011 and 2012 Consulting Agreements described below.

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On March 3, 2010 Dr. Harbin was granted 13,334 options for consulting services pursuant to his March 26, 2010 Consulting Agreement described below. These options have an exercise price of $16.50 and vest equally over 36 months starting on the date of grant.

On April 15, 2008, we entered into a consulting agreement with Dr. Harbin, which expired on December 31, 2008 pursuant to which Dr. Harbin was paid an aggregate of $24,000 and was granted options to purchase 1,867 shares of our common stock at an exercise price of $28.80 per share, which have fully vested.

On March 17, 2009, we entered into a consulting agreement with Dr. Harbin (the “March 17, 2009 Consulting Agreement”), which expired on December 31, 2009, pursuant to which Dr. Harbin was to be paid an aggregate of $24,000 as compensation for his consulting services. Dr. Harbin was paid the $24,000 due to him in January 2010. In addition, as further compensation, we granted Dr. Harbin options to purchase 1,867 shares of our common stock at an exercise price of $12.00 per share, which have fully vested.

On March 26, 2010, we entered into a consulting agreement with Dr. Harbin (the “March 26, 2010 Consulting Agreement”), pursuant to which Dr. Harbin was to be paid an aggregate of $36,000 as compensation for his consulting services. This agreement expired on December 31, 2010, and was automatically renewed in January 1, 2011 and January 1, 2012 for a period of a year each.

The aggregate number of option awards outstanding for Dr. Harbin at September 30, 2012 was 26,868. Dr. Harbin continues to be an active advisor to management and continues to promote the Company and therefore continues to vest the options that he has been granted.

(3)        The aggregate number of option awards outstanding for Mr. Pappajohn at September 30, 2012 was 8,333. These options had an exercise price of $16.50 per share.

(4)        Mr. Jones resigned from our Board of Directors effective November 30, 2012. On May 27, 2011, the Board approved the payment of a consulting fee to Mr. Jones over the period of the subsequent two months at a rate of $7,500 per month for services to be rendered by Mr. Jones in consulting with the Company in its fund raising activities. The aggregate number of option awards outstanding for Mr. Jones at September 30, 2012 was 8,333. These options were assigned to SAIL Venture Partners, LP. These options have an exercise price of $16.50 per share. Mr. Jones continues to be an advisor to management and continues to promote the company in its fund raising efforts and therefore continues to vest the options that he has been granted.

(5)        Dr. Kallins resigned from our Board of Directors effective November 30, 2012. The aggregate number of option awards outstanding for Dr. Kallins at September 30, 2012 was 8,333. These options had an exercise price of $16.50 per share. Mr. Kallins continues to be a resource for management and continues to promote the Company and therefore continues to vest the options that he has been granted.

(6)        Mr. McAdoo joined our Board on November 21, 2011. Options to purchase 8,334 shares at an exercise price of $3.00 per share were granted on March 22, 2012, which grant is subject to the approval by our stockholders of our 2012 Plan, as amended. The amount reflected in the table represents the aggregate grant-date fair value of options computed in accordance with FASB ASC Topic 718 (formerly FAS 123R). We estimate the fair value of each option on the grant date using the Black-Scholes model with the following assumptions: dividend yield 0%; risk-free interest rate 1.13%; expected volatility 274.10% and expected life of the option 5 years. The aggregate number of option awards outstanding for Mr. McAdoo at September 30, 2012 was 8,334.

(7)        Mr. DeWald joined our Board on March 22, 2012 and resigned from our Board effective November 30, 2012. Options to purchase 8,334 shares at an exercise price of $3.00 per share were granted on March 22, 2012, which grant is subject to the approval by our stockholders of our 2012 Plan, as amended. The amount reflected in the table represents the aggregate grant-date fair value of options computed in accordance with FASB ASC Topic 718 (formerly FAS 123R). We estimate the fair value of each option on the grant date using the Black-Scholes model with the following assumptions: dividend yield 0%; risk-free interest rate 1.13%; expected volatility 274.10% and expected life of the option 5 years. The aggregate number of option awards outstanding for Mr. DeWald at September 30, 2012 was 8,334. Mr. DeWald continues to be a resource for management and therefore continues to vest the options that he has been granted.

Please refer to “Narrative Disclosure to Summary Compensation Table - 2012 Omnibus Incentive Compensation Plan” for disclosure on option grants made to our directors after September 30, 2012, which disclosure is incorporated by reference herein.

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information regarding our equity compensation plans as of September 30, 2012.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (c)

Equity compensation plans approved by security holders	504,076	$18.27	-	(1)

Equity compensation plans not approved by security holders	42,670	$3.00	290,664	(2)

Total	546,746	$17.08	290,664

(1)   The 2006 Stock Incentive Plan as amended has been frozen.

(2)   On December 10, 2012, the Board approved the amendment of the Company’s 2012 Omnibus Incentive Compensation Plan (the “2012 Plan”) to increase the shares authorized for issuance under the 2012 Plan from 333,334 shares to 5,500,000 shares. This amendment remains subject to approval by our stockholders

(3)   On March 26, 2013, the Board approved the amendment of the 2012 Plan to increase the shares authorized for issuance under the 2012 Plan from 5,500,000 shares to 15,000,000 shares. This amendment remains subject to approval by our stockholder.

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TRANSACTIONS WITH RELATED PERSONS, PROMOTERS OR CERTAIN CONTROL PERSONS

Certain Relationships and Related Transactions

Except as follows, since October 1, 2009, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we are or will be a party:

•   in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and

•   in which any director, executive officer, or other stockholder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Terms of Transactions with Related Persons

October 2010 Notes

On October 1, 2010, in connection with a private placement of convertible promissory notes (the “October 2010 Notes”) and warrants expected to be completed with new independent investors, we entered into a Note and Warrant Purchase Agreement (the “October Note Purchase Agreement”) with John Pappajohn and SAIL as investors. Pursuant to this agreement, we issued October 2010 Notes in the aggregate principal amount of $3,023,900 and warrants to purchase 167,997 shares of common stock in October and November 2010. The October Note Purchase Agreement provided for the issuance and sale of October 2010 Notes and warrants to purchase a number of shares corresponding to 50% of the number of shares issuable on conversion of the October 2010 Notes, in one or multiple closings. The October Note Purchase Agreement also provides that we and the holders of the October 2010 Notes will enter into a registration rights agreement covering the registration of the resale of the shares underlying the October 2010 Notes and the related warrants.

The October 2010 Notes mature one year after the date of issuance (subject to earlier conversion or prepayment), earn interest equal to 9% per year with interest payable at maturity, and are convertible into shares of our common stock at a conversion price of $9.00 ($3.00 post ratchet). The conversion price is subject to adjustment upon (1) the subdivision or combination of, or stock dividends paid on, the common stock; (2) the issuance of cash dividends and distributions on the common stock; (3) the distribution of other capital stock, indebtedness or other non-cash assets; and (4) the completion of a financing at a price below the conversion price then in effect. The October 2010 Notes are furthermore convertible, at the option of the holder, into securities to be issued in subsequent financings at the lower of the then-applicable conversion price or price per share payable by purchasers of such securities. The October 2010 Notes can be declared due and payable upon an event of default, defined in the October 2010 Notes to occur, among other things, if we fail to pay principal and interest when due, in the case of voluntary or involuntary bankruptcy, if we fail to perform any covenant or agreement as required by the October 2010 Notes or the related purchase agreement and such failure to perform any covenant or agreement is not cured within 10 days of receiving written notice thereof from a holder, or if we materially breach any representation or warranty in the October 2010 Notes or the related purchase agreement.

Our obligations under the terms of the October 2010 Notes were secured by a security interest in our tangible and intangible assets, pursuant to a Security Agreement, dated as of October 1, 2010, by and between us and John Pappajohn, as administrative agent for the holders of the October 2010 Notes. The agreement and corresponding security interest were to terminate if and when holders of a majority of the aggregate principal amount of October 2010 Notes issued have converted their October 2010 Notes into shares of common stock.

The warrants related to the October 2010 Notes expire between September 30, 2017 and November 10, 2017 and are exercisable for shares of our common stock at an exercise price of $9.00 ($3.00 post ratchet). Exercise price and number of shares issuable upon exercise are subject to adjustment (1) upon the subdivision or combination of, or stock dividends paid on, the common stock; (2) in case of any reclassification, capital reorganization or change in capital stock and (3) upon the completion of a financing at a price below the exercise price then in effect. Any provision of the October 2010 Notes or related warrants can be amended, waived or modified upon the written consent of us and holders of a majority of the aggregate principal amount of such notes outstanding. Any such consent will affect all October 2010 Notes or warrants, as the case may be, and will be binding on all holders thereof.

As described below, two of our affiliates exchanged previously-issued notes (2010 Bridge Notes and Deerwood Notes, as defined below) and related warrants for October 2010 Notes and related warrants. The following table shows the differences in terms between the October 2010 Notes and related warrants, on the one hand, and the exchanged 2010 Bridge Notes and Deerwood Notes and related warrants, on the other hand.

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Term	2010 Bridge Note/Deerwood Note	October Note
Maturity	December 15, 2010	One year from the date of issuance

Initial Conversion Price	$15.00, with any adjustment being subject to a $9.00 floor	$9.00

If Company issues common stock (or securities convertible, exercisable or exchangeable for common stock), at a consideration (or conversion, exercise or exchange price) (the “Offering Price”) less than the Conversion Price, Conversion Price will be adjusted to match the Offering Price (“Ratchet”)	No	Yes

Prepayment upon financing with aggregate proceeds of not less than $3 million	Yes	No

Noteholder has Security Interest	Yes(BridgeNote) No (Deerwood Note)	Yes. Benefits of security agreement expire on the date that holders of a majority of aggregate principal amount of notes issued have converted their Notes in accordance with their terms.
Events of Default (Differences only)	• General assignment to creditors	• Voluntary bankruptcy filing

	• Bankruptcy proceeding, which is not dismissed within 60 days	• Failure to comply with Use of Proceeds covenant in purchase agreement

	• Entry of final judgment for the payment of money in excess of $25,000 and failure to satisfy for 30 days	• Court enters bankruptcy order that is not vacated, set aside or reversed within 60 days

Option to convert notes into securities to be issued in subsequent financings at the lower of conversion price or price per share payable by purchasers of such securities	No	Yes

Amendments, waivers or modification of the note or related warrants requires written consent of the holders of a majority of the aggregate principal amount of the notes outstanding, and such written consent will be binding on all holders	N/A — single investors	Yes

Warrant Coverage	25% (in case of Deerwood Notes, 40% of which was issued to guarantor of Deerwood Notes)	50% (in case of Deerwood entities, 40% of which was issued to guarantor of notes issued to Deerwood entities)

Initial Exercise Price of Warrants	$15.00 (Bridge Note); $16.80 (Deerwood Note)	$9.00

Ratchet as applied to Warrants (see definition above)	Results in a decrease in exercise price	Results in a decrease in exercise price and corresponding increase in number of shares issuable

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January 2011 Notes

Between January and April 2011, we issued subordinated convertible promissory notes (the “January 2011 Notes”) in the aggregate principal amount of $2,500,000 and warrants to purchase 416,674 shares of our common stock pursuant to a note and warrant purchase agreement (the “January Note Purchase Agreement”). The January Note Purchase Agreement provides for the issuance and sale of January 2011 Notes in the aggregate principal amount of up to $5,000,000, and warrants to purchase a number of shares corresponding to 50% of the number of shares issuable on conversion of the January 2011 Notes, in one or multiple closings to occur no later than July 31, 2011. The January Note Purchase Agreement also provides that we and the holders of the January 2011 Notes will enter into a registration rights agreement covering the registration of the resale of the shares underlying the January 2011 Notes and the related warrants.

The January 2011 Notes mature one year from the date of issuance (subject to earlier conversion or prepayment), earn interest equal to 9% per year with interest payable at maturity, are convertible into shares of our common stock at a conversion price of $9.00 ($3.00 post ratchet), are not secured by any of our assets and are subordinated in all respects to our obligations under the October 2010 Notes and the related guaranties issued to certain investors by SAIL Venture Partners, L.P. The conversion price is subject to adjustment upon (1) the subdivision or combination of, or stock dividends paid on, the common stock; (2) the issuance of cash dividends and distributions on the common stock; (3) the distribution of other capital stock, indebtedness or other non-cash assets; and (4) the completion of a financing at a price below the conversion price then in effect. The January 2011 Notes are furthermore convertible, at the option of the holder, into securities to be issued in subsequent financings at the lower of the then-applicable conversion price or price per share payable by purchasers of such securities. The January 2011 Notes can be declared due and payable upon an event of default, defined in the January 2011 Notes to occur, among other things, if we fail to pay principal and interest when due, in the case of voluntary or involuntary bankruptcy, if we fail to perform any covenant or agreement as required by the January 2011 Notes or the related purchase agreement and such failure to perform any covenant or agreement is not cured within 10 days of receiving written notice thereof from a holder, or if we materially breach any representation or warranty in the January 2011 Notes or the related purchase agreement.

The warrants related to the January 2011 Notes expire seven years from the date of issuance and are exercisable for shares of our common stock at an exercise price of $9.00 ($3.00 post ratchet). Exercise price and number of shares issuable upon exercise are subject to adjustment (1) upon the subdivision or combination of, or stock dividends paid on, the common stock; (2) in case of any reclassification, capital reorganization or change in capital stock and (3) upon the completion of a financing at a price below the exercise price then in effect. Any provision of the January 2011 Notes or related warrants can be amended, waived or modified upon the written consent of us and holders of a majority of the aggregate principal amount of such notes outstanding. Any such consent will affect all January 2011 Notes or warrants, as the case may be, and will be binding on all holders thereof.

Amendment of October 2010 Notes and January 2011 Notes

On October 11, 2011, we, with the consent of holders of a majority in aggregate principal amount outstanding (the “Majority Holders”) of our outstanding January 2011 Notes, amended all of the January 2011 Notes to extend the maturity of such notes until October 1, 2012. Pursuant to the terms of the amendment, the January 2011 Notes received a second position security interest in the assets of the Company (including its intellectual property). The Majority Holders of the January 2011 Notes also consented to the terms of a new $2 million bridge financing (the “2011 Bridge Financing”) and to granting the investors in such financing a second position security interest in the assets of the Company (including its intellectual property) that is pari passu with the second position security interest received by the holders of the January 2011 Notes. The amendment was effective as of September 30, 2011. Furthermore, holders of the January 2011 Notes subsequently agreed to amend such notes to add a mandatory conversion provision to the terms of the January 2011 Notes. Under that provision, the January 2011 Notes would be automatically converted upon the closing of a public offering by the Company of shares of its common stock and/or other securities with gross proceeds to the Company of at least $3 million (the “Qualified Offering”). If the public offering price is less than the conversion price then in effect, the conversion price will be adjusted to match the public offering price (the “Qualified Offering Price”).

On October 12, 2011, the Company, with the consent of the Majority Holders of its October 2010 Notes, amended all of the October 2010 Notes to extend the maturity of such notes until October 1, 2012 by means of an Amendment and Conversion Agreement. The Majority Holders of the October 2010 Notes also consented to the terms of the 2011 Bridge Financing and to granting the investors in such financing as well as the holders of the Company’s January 2011 Notes a second position security interest in the assets of the Company (including its intellectual property). The guaranties that had been issued in 2010 to certain October Note investors by SAIL were extended accordingly. Under the Amendment and Conversion Agreements, the exercise price of the warrants that were issued in connection with the October 2010 Notes and the January 2011 Notes (the “Outstanding Warrants”) would be adjusted to match the Qualified Offering Price, if such price is lower than the exercise price then in effect.

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The Company agreed to issue to each holder of October 2010 Notes and/or January 2011 Notes, as consideration for the mandatory conversion, warrants to purchase a number of shares of common stock equal to 50% of the number of shares of common stock to be received by each holder upon conversion of their notes (including accrued and unpaid interest thereon) at the closing of the Qualified Offering. These warrants would be issued after the Qualified Offering and would have substantially the same terms as the warrants issued in conjunction with such notes. In addition, each holder of October 2010 Notes and/or January 2011 Notes would receive an additional warrant to purchase a number of shares of common stock corresponding to 50% of the number of shares issuable upon conversion of the principal amount of his or her notes, with such warrant having the same terms as the Outstanding Warrants, as amended.

On June 1, 2012, the Company, having received on or prior to such date the consent of the Majority Holders of the October 2010 and January 2011 Notes, amended all of the October 2010 and the January 2011 Notes to add a new mandatory conversion provision to the terms of such notes. Under that provision, the October 2010 Notes and January 2011 Notes would be automatically converted upon the closing of a public offering by the Company of shares of its securities with gross proceeds to the Company of at least $3 million. If the public offering price were less than the conversion price then in effect, the conversion price would be adjusted to match the public offering price. Pursuant to the agreements amending the October 2010 Notes and January 2011 Notes, which superseded the prior Amendment and Conversion Agreements, the exercise price of the warrants that were issued in connection with the notes would be adjusted to match such public offering price, if such price were lower than the exercise price then in effect. The warrants were also amended to remove the full-ratchet provision from the warrants for securities offerings occurring after any such public offering. The Company agreed to issue to each holder of the October 2010 and January 2011 Notes, as consideration for the above and in lieu of the warrants issuable under the prior Amendment and Conversion Agreements, warrants to purchase a number of shares of common stock corresponding to 100% of the number of shares issuable upon conversion of the principal amount and accrued and unpaid interest of his or her notes. These warrants would be issued on or within 10 business days after any public offering.

However, as described below under “2012 Bridge Financing,” the holders of the October 2010 and January 2011 Notes subsequently forfeited all of these warrants.

The Amended and Restated Security Agreement, dated as of September 30, 2011, between the Company and Paul Buck, as administrative agent for the secured parties (the “Amended and Restated Security Agreement”), which replaced the previous security agreement from 2010, and the corresponding security interest terminate (1) with respect to the October 2010 Notes, if and when holders of a majority of the aggregate principal amount of October 2010 Notes issued have converted their notes into shares of common stock and, (2) with respect to the January 2011 Notes and the October 2011 Notes (defined in the following paragraph), if and when holders of a majority of the aggregate principal amount of January 2011 Notes and October 2011 Notes (on a combined basis) have converted their notes.

2011 Bridge Financing

On October 18, 2011, the Company entered into a new note and warrant purchase agreement in connection with a $2 million bridge financing (the “2011 Bridge Financing”), with John Pappajohn, a member of the Company’s Board of Directors. Pursuant to the agreement, the Company issued subordinated secured convertible notes (the “October 2011 Notes”) in the aggregate principal amount of $250,000 and warrants to purchase 41,667 shares of common stock to Mr. Pappajohn for gross proceeds to the Company of $250,000.

The new note and warrant purchase agreement initially provided for the issuance and sale of October 2011 Notes in the aggregate principal amount of up to $2,000,000, and warrants to purchase a number of shares corresponding to 50% of the number of shares issuable on conversion of the October 2011 Notes, in one or multiple closings to occur no later than April 1, 2012. On November 11, 2011, the Company entered into an Amended and Restated Note and Warrant Purchase Agreement (the “2011 Bridge Financing Purchase Agreement”) in connection with the Bridge Financing, which amended and restated the October agreement in that it increased the warrant coverage from 50% to 100%. In addition, each holder’s option to redeem or convert their 2011 Bridge Note at the closing of a public offering of $10 million or more could now only be amended, waived or modified with the consent of the Company and that holder.

The 2011 Bridge Financing Purchase Agreement provided for the issuance and sale of October 2011 Notes (including the notes issued in October 2011) in the aggregate principal amount of up to $2,000,000, and warrants to purchase a number of shares corresponding to 100% of the number of shares issuable on conversion of the October 2011 Notes, in one or multiple closings to occur no later than April 1, 2012. The 2011 Bridge Financing Purchase Agreement also provided that the Company and the holders of the October 2011 Notes will enter into a registration rights agreement covering the registration of the resale of the shares underlying the October 2011 Notes and the related warrants.

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The October 2011 Notes were to mature one year from the date of issuance (subject to earlier conversion or prepayment), earn interest equal to 9% per year with interest payable at maturity, are convertible into shares of common stock of the Company at a conversion price of $3.00, are secured by a second position security interest in the Company’s assets that is pari passu with the interest granted to the holders of the January 2011 Notes, are subordinated in all respects to the Company’s obligations under its October 2010 Notes and the related guaranties issued to certain investors by SAIL Venture Partners, L.P. and are pari passu to the obligations under the January 2011 Notes. The second position security interest is governed by the Amended and Restated Security Agreement, which replaced the security agreement entered into in connection with the issuance of the October 2010 Notes in 2010.

The conversion price of the October 2011 Notes is subject to adjustment upon (1) the subdivision or combination of, or stock dividends paid on, the common stock; (2) the issuance of cash dividends and distributions on the common stock; (3) the distribution of other capital stock, indebtedness or other non-cash assets; and (4) the completion of a financing at a price below the conversion price then in effect. Initially, at the closing of a public offering by the Company of shares of its common stock and/or other securities with gross proceeds to the Company of at least $10 million, each 2011 Bridge Note was to be either redeemed or converted (in whole or in part) at a conversion price equal to the lesser of the public offering price or the conversion price then in effect, with the choice between redemption and conversion being at the sole option of the holder.

The October 2011 Notes can be declared due and payable upon an event of default, defined in the October 2011 Notes to occur, among other things, if the Company fails to pay principal and interest when due, in the case of voluntary or involuntary bankruptcy, if the Company fails to perform any covenant or agreement as required by the October 2011 Notes or the related purchase agreement and such failure to perform any covenant or agreement is not cured within 10 days of receiving written notice thereof from a holder, or if the Company materially breaches any representation or warranty in the October 2011 Notes or the related purchase agreement.

The warrants related to the October 2011 Notes expire five years from the date of issuance and are exercisable for shares of common stock of the Company at an exercise price of $3.00. Exercise price and number of shares issuable upon exercise are subject to adjustment (1) upon the subdivision or combination of, or stock dividends paid on, the common stock; (2) in case of any reclassification, capital reorganization or change in capital stock and (3) upon the completion of a financing at a price below the exercise price then in effect (including the public offering described above), except that subsequent to such public offering, the exercise price will not be adjusted for any further financings. The warrants contain a cashless exercise provision.

With the exception of each holder’s option to redeem or convert their October 2011 Note at the closing of a public offering of $10 million or more, any provision of the October 2011 Notes or related warrants can be amended, waived or modified upon the written consent of the Company and holders of a majority of the aggregate principal amount of such notes outstanding. Any such majority consent will affect all October 2011 Notes or warrants, as the case may be, and will be binding on the Company and all holders of the October 2011 Notes or warrants. Each holder’s option to redeem or convert the 2011 Bridge Note at the closing of the Qualified Offering cannot be amended, waived or modified without the written consent of the Company and such holder and such amendment, waiver or modification will be binding only on the Company and such holder.

As a result of the issuance of October 2011 Notes at a conversion price of $3.00 and the associated warrants to purchase common stock at an exercise price of $3.00, the ratchet provision in the October 2010 Notes and January 2011 Notes was triggered, with the result that the conversion price of such notes was lowered from $9.00 to $3.00, the exercise price of the associated warrants was lowered from $9.00 to $3.00 per share, and the number of shares underlying such notes and warrants was proportionately increased.

On February 29, 2012, we issued subordinated unsecured convertible promissory notes (the “February 2012 Notes”) in the aggregate principal amount of $90,000 and warrants to purchase 30,000 shares of our common stock to an entity affiliated with our director Zachary McAdoo. The terms of the February 2012 Notes and related warrants are substantially similar to the terms of the October 2011 Notes and related warrants, except that the February 2012 Notes are not secured by our assets.

On June 1, 2012, the Company, having received on or prior to such date the consent of holders of October 2011 Notes in the aggregate principal amount of $1,860,000 (out of a total outstanding aggregate principal amount of $2,000,000), amended such notes to add a mandatory conversion provision to the terms of such notes. Under that provision, the October 2011 Notes would be automatically converted upon the closing of a public offering by the Company of shares of its securities with gross proceeds to the Company of at least $3 million. If the public offering price were less than the conversion price then in effect, the conversion price would be adjusted to match the public offering price. Pursuant to the agreements amending the October 2011 Notes, the exercise price of the warrants that were issued in connection with the notes would be adjusted to match such public offering price, if such price were lower than the exercise price then in effect. The warrants were also amended to remove the full-ratchet provision from the warrants for securities offerings occurring after any such public offering. The Company agreed to issue to each holder of the October 2011 Notes who executed the agreements, as consideration for the above, warrants to purchase a number of shares of common stock corresponding to 50% of the number of shares issuable upon conversion of the principal amount and accrued and unpaid interest of his or her notes. These warrants would be issued on or within 10 business days after any public offering.

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The Company agreed to issue to those holders of the October 2011 Notes and the February 2012 Notes agreeing to the mandatory conversion in a $3 million public offering, as consideration for the mandatory conversion, warrants to purchase a number of shares of common stock equal to 50% of the number of shares of common stock to be received by each holder upon conversion of their notes (including accrued and unpaid interest thereon) at the closing of the public offering mentioned in the preceding paragraph. These warrants would be issued after such public offering and would have substantially the same terms as the warrants offered to the holders of the other tranches of notes. However, as described below under “2012 Bridge Financing,” the holders of the October 2011 and February 2012 Notes subsequently forfeited all of these warrants.

2012 Bridge Financing

Pursuant to the Bridge Financing Purchase Agreement and in connection with the Bridge Financing, between August 17, 2012 and November 30, 2012, the Company issued to accredited investors October 2012 Bridge Notes in an aggregate principal amount of $2,000,000 for gross proceeds to the Company of $2,000,000. Of such aggregate principal amount, $500,000 was sold to director John Pappajohn (of which $200,000 was exchanged for nonconvertible demand notes held by Mr. Pappajohn), $190,000 to entities affiliated with SAIL Capital Partners and $50,000 to CEO George Carpenter.

The October 2012 Bridge Notes mature on the later of October 1, 2013 or one year from the date of issuance (subject to earlier conversion or prepayment), earn interest at a rate of 9% per year with interest payable at maturity, are convertible into shares of common stock of the Company at a conversion price of $0.04718 and are secured by a first position security interest in the Company’s assets, with the security interest of all previously outstanding convertible promissory notes subordinated. Holders of the October 2010 Notes hold a second position security interest and holders of the January 2011 and October 2011 Notes hold a third position security interest, in the assets of the Company. The security interests relating to all such notes will be governed by the second amended and restated security agreement, dated as of August 16, 2012, between the Company and David Jones, as administrative agent for the secured parties (the “Second Amended and Restated Security Agreement”), which replaces the security agreement entered into in September 2011.

The conversion price is subject to adjustment upon (1) the subdivision or combination of, or stock dividends paid on, the common stock; (2) the issuance of cash dividends and distributions on the common stock; and (3) the distribution of other capital stock, indebtedness or other non-cash assets. The October 2012 Bridge Notes are convertible at any time at the option of their holders.

The October 2012 Bridge Notes can be declared due and payable upon an event of default, defined in the October 2012 Bridge Notes to occur, among other things, if the Company fails to pay principal and interest when due, in the case of voluntary or involuntary bankruptcy or if the Company fails to perform any covenant or agreement as required by the October 2012 Bridge Notes or materially breaches any representation or warranty in the October 2012 Bridge Notes or the Bridge Financing Purchase Agreement. Among the restrictive covenants imposed on the Company pursuant to the Bridge Financing Purchase Agreement is a covenant not to borrow, guaranty or otherwise incur indebtedness that is senior or pari passu with the October 2012 Bridge Notes in excess of $250,000, and a covenant not to effect a merger, reorganization, or sell, exclusively license or lease, or otherwise dispose of any assets of the Company with a value in excess of $20,000, other than in the ordinary course of business.

Pursuant to the terms of the Amended and Restated Consent, Note Amendment and Warrant Forfeiture Agreement, dated as of October 24, 2012 (the “Consent Agreement”), between the Company and the holders of at least a majority in aggregate principal amount outstanding (“Majority Holders”) of each tranche of the Company’s October 2010 Notes, January 2011 Notes, October 2011 Notes and February 2012 Notes, all of such notes were amended to (a) extend the maturity date of October 1, 2013, (b) set the conversion price at $1.00, subject to adjustment as provided in the notes (except that the conversion price of the October 2011 Notes in the case of conversion upon a qualified offering was only amended for those holders who signed the Consent Agreement) and (c) remove full-ratchet anti-dilution protection. In addition, each holder signing the Consent Agreement forfeited the warrants he or she received in connection with the issuance of the notes, and consented to the 2012 Bridge Financing, the issuance of the October 2012 Bridge Notes and to the subordination of their notes to the October 2012 Bridge Notes.

As a condition to the investment in the Bridge Financing by John Pappajohn and by SAIL Capital Partners, the Company entered into the Governance Agreements with Equity Dynamics and SAIL Capital Partners. Pursuant to these letter agreements, the Company agreed, subject to providing required notice to stockholders, to appoint a certain number of persons nominated by Equity Dynamics and SAIL Capital Partners to the Company’s Board of Directors and to create vacancies for that purpose, if necessary. The number of persons to be nominated by Equity Dynamics and SAIL Capital Partners pursuant to this provision is four and three, respectively. In addition, at each meeting of stockholders of the Company at which directors are nominated and elected, the Company agreed to nominate for election four designees of Equity Dynamics and three designees of SAIL Capital Partners and to take all necessary action to support their election and oppose any challenges to such designees. Under the terms of the agreement, the Company may not increase the number of directors to more than seven without the consent of Equity Dynamics and SAIL Capital Partners. The Governance Agreements terminate in the event of the sale of substantially all of the Company’s assets or a change of control, or upon any issuance of securities by the Company to parties not including Equity Dynamics and SAIL Capital Partners, from which the Company receives gross proceeds of at least $10 million.

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In connection with the November 28, 2012 closing of the Bridge Financing, the Company also entered into Employment Compensation Forfeiture and Exchange Agreements (“Forfeiture and Exchange Agreements”) with three of its executive officers, George Carpenter, Paul Buck and Michael Darkoch. Pursuant to these agreements, the executives agreed to waive receipt of and release the Company from the payment of 50% of their salaries accrued from August 31, 2010 to September 30, 2012 (amount waived was $56,250 for George Carpenter, $66,083 for Paul Buck and $43,333 for Michael Darkoch), in consideration for which the Company agreed to issue to such executives a certain number of shares of its common stock 56,250 for George Carpenter, 66,083 for Paul Buck and 43,333 for Michael Darkoch). Any remaining accrued salary remains outstanding and shall be paid (i) from time to time at the discretion of the Board of Directors to the extent the Board of Directors determines that such payment will not jeopardize the ability of the Company to continue as a going concern; or (ii) upon the closing of any single financing transaction (including a single financing transaction that contemplates multiple closings) in which the Company receives proceeds of $5 million or more. Additionally, where applicable, the executives agreed to waive receipt of and release the Company from the payment of any previously approved bonus award. Under the agreements, the Company agreed to indemnify the executives for all federal and state income tax payable and actually paid by the executive related directly to the receipt of the common stock, the per share value of which was the conversion price of the October 2012 Bridge Notes, or $0.04718 per share. Prior to November 28, 2012, the Board of Directors of the Company had received a valuation indicating that $0.04718 per share reflected fair market value, even though the trading price of the common stock of the Company was $0.82 at such time.

Transactions with George Carpenter

On December 24, 2009, we completed a second closing of our private placement in which we received gross proceeds of approximately $3 million, which included $108,000 invested by Mr. Carpenter. In exchange for his investment, we issued to Mr. Carpenter 12,000 shares of our common stock and a five year non-callable warrant to purchase 6,000 shares of our common stock at an exercise price of $9.00 per share. This investment was completed with terms identical to those received by all other investors in our private placement closings that took place on August 26, 2009, December 24, 2009, December 31, 2009 and January 4, 2010.

On February 15, 2011, we issued January 2011 Notes in the aggregate principal amount of $50,000 and warrants to purchase 8,334 shares of our common stock to a trust, the trustee of which is Mr. Carpenter’s father-in-law. On November 28, 2012, we issued October 2012 Notes in the aggregate principal amount of $50,000 to Mr. Carpenter. On March 27, 2013 Mr. Carpenter converted the $50,000 October 2012 N plus $1,500 of interest thereon into 1,091,299 shares.

As of March 31, 2013, Mr. Carpenter and the trust held notes in the aggregate principal amount of $50,000; total interest as at March 31, 2013 of $9,700 has been accrued (but not been paid) on unconverted note at an interest rate of 9%.

Transactions with SAIL Venture Partners LP (“SAIL”)

On July 5, 2010 and August 20, 2010, we issued unsecured promissory notes (each, a “Deerwood Note”) in the aggregate principal amount of $500,000 to Deerwood Partners LLC and Deerwood Holdings LLC, with each investor purchasing two notes in the aggregate principal amount of $250,000. Our director George Kallins and his spouse are the managing members of these investors. SAIL issued unconditional guaranties to each of these investors, guaranteeing the prompt and complete payment when due of all principal, interest and other amounts under each Deerwood Note. In addition, on August 20, 2010, we granted SAIL warrants to purchase up to an aggregate of 5,000 shares of common stock at an exercise price (subject to anti-dilution adjustments, including for issuances of securities at prices below the then-effective exercise price) of $16.80 share. We entered into an oral agreement to indemnify SAIL and grant to SAIL a security interest in our assets in connection with the guaranties.

On October 1, 2010, pursuant to the October Note Purchase Agreement, the Company issued to SAIL October 2010 Notes in the aggregate principal amount of $250,000 and warrants to purchase up to 41,667 shares of common stock. We received $250,000 in gross proceeds from the issuance to SAIL.

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On November 3, 2010, we issued October 2010 Notes in the aggregate principal amount of $512,250, and related warrants to purchase up to 51,228 shares, to Deerwood Holdings LLC and Deerwood Partners LLC, two entities controlled by Dr. Kallins, in exchange for the cancellation of the Deerwood Notes originally issued on July 5, 2010 and August 20, 2010 in the aggregate principal amount of $500,000 (and accrued and unpaid interest on those notes) and warrants to purchase an aggregate of up to 5,000 shares originally issued on August 20, 2010. The related guaranties and oral indemnification and security agreement that had been entered into in connection with the Deerwood Notes were likewise terminated. SAIL issued unconditional guaranties to each of the Deerwood investors, guaranteeing the prompt and complete payment when due of all principal, interest and other amounts under the October 2010 Notes issued to such investors. The obligations under each guaranty are independent of our obligations under the October 2010 Notes and separate actions may be brought against the guarantor. In connection with its serving as guarantor, we granted SAIL warrants to purchase up to an aggregate of 34,152 shares of common stock. The warrants to purchase 3,334 shares of common stock previously granted to SAIL on August 20, 2010 were canceled.

On February 28, 2011, we issued to SAIL Venture Partners, LP January 2011 Notes in the aggregate principal amount of $187,500 and warrants to purchase up to 31,250 shares of common stock pursuant to the January Note Purchase Agreement. Additionally, we issued to SAIL 2010 Co-Investment Partners, L.P. January 2011 Notes in the aggregate principal amount of $62,500 and warrants to purchase up to 10,417 shares of common stock. We received $187,500 from SAIL Venture Partners, LP and $62,500 from SAIL 2010 Co-Investment Partners, L.P. for an aggregate total of $250,000 in gross proceeds.

On April 15, 2011, we issued to SAIL Venture Partners, LP January 2011 Notes in the aggregate principal amount of $250,000 and warrants to purchase up to 41,667 shares of common stock pursuant to the January Note Purchase Agreement. Additionally, we also issued to SAIL 2010 Co-Investment Partners, L.P. January 2011 Notes in the aggregate principal amount of $250,000 and warrants to purchase up to 41,667 shares of common stock. We received $250,000 from SAIL Venture Partners, LP and $250,000 from SAIL 2010 Co-Investment Partners, L.P. for an aggregate total of $500,000 in gross proceeds.

On April 25, 2011, we issued to SAIL Venture Partners, LP January 2011 Notes in the aggregate principal amount of $125,000 and warrants to purchase up to 20,834 shares of common stock pursuant to the January Note Purchase Agreement. Additionally, we also issued to SAIL 2010 Co-Investment Partners, L.P. January 2011 Notes in the aggregate principal amount of $125,000 and warrants to purchase up to 20,834 shares of common stock. We received $125,000 from SAIL Venture Partners, LP and $125,000 from SAIL 2010 Co-Investment Partners, L.P. for an aggregate total of $250,000 in gross proceeds.

On August 17, 2012, we issued to SAIL Holdings, LLC August 2012 Notes in the aggregate principal amount of $100,000 pursuant to the August 2012 Note Purchase Agreement. This note was subsequently replaced with an October 2012 Note pursuant to the 2012 Amended Note Purchase Agreement. On October 26, 2012 we issued three October 2012 Notes for the aggregate amount of $90,000 pursuant to the Amended 2012 Note Purchase Agreement to the following SAIL entities: SAIL 2010 Co-Investment Partners, LP, $20,000; SAIL 2011 Co-Investment Partners, LP, $20,000; SAIL Venture Partners II, LP $50,000.

On January 31, 2013, SAIL Venture Partners, LP and SAIL 2010 Co-Investment Partners, LP, SAIL 2011Co-Investment Partners, LP and SAIL Venture Partners II, LP (combined, the “SAIL entities”) converted all their October 2010 Notes, January 2011 Notes and October 2012 Notes in the aggregate principal amount of $1,440,000, plus $226,200 in interest on such notes at a 9%, into 5,631,699 shares of common stock. The SAIL entities had no notes or interest outstanding at March 31, 2013

Transactions with John Pappajohn

In conjunction with the closing of our private placement on August 26, 2009, Mr. Pappajohn joined our Board of Directors.

We reimbursed Equity Dynamics, Inc., a company solely owned by Mr. Pappajohn, for expenses which Equity Dynamics incurred between May and December, 2009 on behalf of CNS Response, Inc. These expenses include $34,700 incurred in connection with our private placement financing and other activities.

On February 23, 2010, Mr. Pappajohn exercised 77,778 warrants and was issued 57,364 shares of common stock in a net exercise of warrants in lieu of cash transaction. Mr. Pappajohn received 57,364 shares in connection with his cashless exercise.

On June 3, 2010, we entered into a Bridge Note and Warrant Purchase Agreement with John Pappajohn, pursuant to which Mr. Pappajohn agreed to purchase two secured promissory notes (each, a “2010 Bridge Note”) in the aggregate principal amount of $500,000, with each Bridge Note in the principal amount of $250,000 maturing on December 2, 2010. On June 3, 2010, Mr. Pappajohn loaned us $250,000 in exchange for the first 2010 Bridge Note (there were no warrants issued in connection with this first note) and on July 25, 2010, Mr. Pappajohn loaned us $250,000 in exchange for the second 2010 Bridge Note. In connection with his purchase of the second 2010 Bridge Note, Mr. Pappajohn received a warrant to purchase up to 8,333 shares of our common stock in accordance with the Bridge Note and Warrant Purchase Agreement. The exercise price of the warrant (subject to anti-dilution adjustments, including for issuances of securities at prices below the then-effective exercise price) was $15.00 per share.

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Pursuant to a separate agreement that we entered into with Mr. Pappajohn, we granted him a right to convert the 2010 Bridge Notes into shares of our common stock at a conversion price of $15.00. The conversion price was subject to customary anti-dilution adjustments, but would never be less than $9.00.

Each 2010 Bridge Note accrued interest at a rate of 9% per annum which would have been paid together with the repayment of the principal amount at the earliest of (i) the maturity date; (ii) prepayment of the 2010 Bridge Note at our option (iii) closing of a financing in which the aggregate proceeds to us are not less than $3,000,000 or (iv) the occurrence of an Event of Default (as defined in the 2010 Bridge Note). The Purchase Agreement and each 2010 Bridge Note granted the investor a senior security interest in and to all of our existing and future right, title and interest in its tangible and intangible property.

On October 1, 2010, in connection with a private placement of our October 2010 Notes and warrants expected to be completed with new independent investors, we entered into the October Note Purchase Agreement with John Pappajohn and SAIL as investors. Pursuant to this agreement, we issued to Mr. Pappajohn October 2010 Notes in the aggregate principal amount of $761,688 and warrants to purchase up to 126,949 shares of common stock. We received $250,000 in gross proceeds from the issuance to Mr. Pappajohn. We also issued October 2010 Notes in the aggregate principal amount of $511,688, and related warrants to purchase up to 85,285 shares, to Mr. Pappajohn in exchange for the cancellation of the two 2010 Bridge Notes originally issued to him on June 3, 2010 and July 25, 2010 in the aggregate principal amount of $500,000 (and accrued and unpaid interest on those notes) and a warrant to purchase up to 8,334 shares originally issued to him on July 25, 2010. Mr. Pappajohn therefore holds October 2010 Notes in the aggregate principal amount of $761,700.

In connection with the amendment of the October 2010 Notes discussed above, Mr. Pappajohn will receive Consideration Warrants to purchase a number of shares of common stock equal to 30% of the number of shares of common stock to be received by him upon conversion of his notes at the closing of the Qualified Offering. In connection with the 2011 Bridge Financing, the conversion price of the October 2010 Notes and the exercise price of the related warrants were adjusted to $3.00 and the number of underlying shares were adjusted accordingly.

On October 6, 2011 Mr. Pappajohn purchased 23,334 shares of CNS Response on the open market at a price of $3.30 per share.

On October 18, 2011, CNS Response, Inc. issued October 2011 Notes in the aggregate principal amount of $250,000 and warrants to purchase 41,667 shares of common stock to Mr. Pappajohn for gross proceeds to the Company of $250,000. On November 11, 2011 (see below) the terms of the corresponding purchase agreement were amended and restated to provide for the issuance of warrants to purchase a number of shares corresponding to 100% of the number of shares issuable on conversion of the October 2011 Notes. Consequently, the shares underlying the warrants issued to Mr. Pappajohn on October 18, 2011 were increased to 83,334 shares of common stock.

On November 11, 2011, the Company issued Mr. Pappajohn additional October 2011 Notes in the aggregate principal amount of $250,000 and warrants to purchase 83,334 shares of common stock for gross proceeds to the Company of $250,000 as part of the 2011 Bridge Financing. Again on December 27, 2011, the Company issued Mr. Pappajohn additional October 2011 Notes in the aggregate principal amount of $250,000 and warrants to purchase 83,334 shares of common stock for gross proceeds to the Company of $250,000 as part of the 2011 Bridge Financing. The Company has therefore issued October 2011 Notes in the aggregate principal amount of $750,000 and warrants to purchase 250,002 shares of common stock to Mr. Pappajohn for gross proceeds to the Company of $750,000.

On November 24, 2010 the Board of Directors, excluding Mr. Pappajohn, ratified an engagement agreement with Equity Dynamics, Inc., a company owned by Mr. Pappajohn, to provide financial advisory services to assist us with our fund raising efforts. These efforts have included advice and assistance with the preparation of Private Placement Memoranda, investor presentations, financing strategies, identification of potential and actual investors, and introductions to placement agents and investment bankers. The engagement agreement calls for a retainer fee of $10,000 per month starting February 1, 2010. On March 22, 2012, the Board ratified the extension of the Company’s engagement agreement. As of February 29, 2012, we have accrued $97,600 for the services provided by Equity Dynamics. The term of the agreement is for 12 months from its initiation and can be cancelled by either party, with or without cause, with 30 days written notice.

We received two short-term loans aggregating $200,000 from our director John Pappajohn on April 26, 2012 and May 25, 2012. These loans, evidenced by interest-free demand notes, were exchanged for October 2012 Notes on November 28, 2012. In addition, on November 28, 2012, we issued an additional $300,000 in October 2012 Notes to Mr. Pappajohn in exchange for cash.

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On January 25, 2013, Mr. Pappajohn converted $200,000 of his October 2012 Notes and $2,900 of interest thereon into 4,300,551 shares of common stock. On March 21, 2013, Mr. Pappajohn converted the remaining $300,000 of his October 2012 Notes and $8,475 of interest thereon into 6,538,258 shares of common stock. The total aggregate principal as of March31, 2012 on the October 2010 Notes and the October 2011 Notes is $1,511,700 on which interest of $267,300 has been accrued (but not been paid) at an interest rate of 9%.

Transactions with George Kallins M.D.

On July 5, 2010, our Board of Directors appointed George J. Kallins, M.D. to serve as a member of the Board.

On July 5, 2010 and August 20, 2010, we issued unsecured promissory notes (each, a “Deerwood Note”) in the aggregate principal amount of $500,000 to Deerwood Partners LLC and Deerwood Holdings LLC, with each investor purchasing two notes in the aggregate principal amount of $250,000. The managing members of each of Deerwood Partners LLC and Deerwood Holdings LLC are George J. Kallins, M.D., who joined our Board of Directors on July 5, 2010, and his spouse Bettina Kallins. We received $250,000 in gross proceeds from the issuance of the first two notes on July 5, 2010 and another $250,000 in gross proceeds from the issuance of the second two notes on August 20, 2010. In connection with the August 20, 2010 transaction, each of the two investors also received a warrant to purchase up to 2,500 shares of our common stock at an exercise price (subject to anti-dilution adjustments, including for issuances of securities at prices below the then-effective exercise price) of $16.80 per share.

SAIL Venture Partners L.P. (“SAIL”), of whose general partner our director David Jones used to be a managing member, issued unconditional guaranties to each of these investors, guaranteeing the prompt and complete payment when due of all principal, interest and other amounts under each Deerwood Note. The obligations under each guaranty were independent of our obligations under the Deerwood Notes and separate actions could be brought against the guarantor. We entered into an oral agreement to indemnify SAIL and grant to SAIL a security interest in our assets in connection with the guaranties. In addition, on August 20, 2010, we granted SAIL warrants to purchase up to an aggregate of 3,334 shares of common stock at an exercise price (subject to anti-dilution adjustments, including for issuances of securities at prices below the then-effective exercise price) of $16.80 per share.

Each Deerwood Note accrued interest at a rate of 9% per annum, which was payable together with the repayment of the principal amount, unless earlier converted, at the earliest of (i) the maturity date; (ii) prepayment of the Deerwood Note at our option (iii) closing of a financing in which the aggregate proceeds to us are not less than $3,000,000 or (iv) the occurrence of an Event of Default (as defined in the Deerwood Note). Each Deerwood Note was convertible into shares of our common stock at a conversion price of $15.00. The conversion price was subject to customary anti-dilution adjustments, but would never be less than $9.00. As of September 30, 2010, Deerwood Partners LLC and Deerwood Holdings LLC held Deerwood Notes in the aggregate principal amount of $500,000.

On November 3, 2010, we issued October 2010 Notes in the aggregate principal amount of $762,250 and warrants to purchase up to 92,895 shares of common stock to three investors affiliated with Dr. Kallins. We received $250,000 in gross proceeds from the issuance to BGN Acquisition Ltd., LP, an entity controlled by Dr. Kallins, of October 2010 Notes in the aggregate principal amount of $250,000 and related warrants to purchase up to 41,667 shares. We also issued October 2010 Notes in the aggregate principal amount of $512,250, and related warrants to purchase up to 51,228 shares, to Deerwood Holdings LLC and Deerwood Partners LLC in exchange for the cancellation of the Deerwood Notes originally issued on July 5, 2010 and August 20, 2010 in the aggregate principal amount of $500,000 (and accrued and unpaid interest on those notes) and warrants to purchase an aggregate of up to 5,000 shares originally issued on August 20, 2010. The related guaranties and oral indemnification and security agreement that had been entered into in connection with the Deerwood Notes were likewise terminated. SAIL, of which our director David Jones is a senior partner, issued unconditional guaranties to each of the Deerwood investors in connection with the October 2010 Notes.

As of March 31, 2013, Deerwood Holdings LLC, Deerwood Partners LLC and BGN Acquisition Ltd., LP held October 2010 Notes in the aggregate principal amount of $762,300, which is also the largest aggregate principal amount of notes outstanding for these entities since October 1, 2010. Total interest as at March 31, 2013 is $167,500, which has accrued (but not been paid) at an interest rate of 9%.

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Transactions with Zachary McAdoo

On November 21, 2011, the Board of Directors elected Zachary McAdoo to the Board. Mr. McAdoo also serves as Chairman of the Board’s audit committee.

On November 17, 2011, Zanett Opportunity Fund, Ltd., (“Zanett”) a Bermuda corporation for which McAdoo Capital, Inc. is the investment manager, purchased a 2011 Bridge Note in the aggregate principal amount of $250,000 and warrants to purchase 83,334 shares of common stock for cash payments aggregating $250,000. Mr. McAdoo is the president and owner of McAdoo Capital, Inc.

On January 27, 2012 we issued Zanett an additional 2011 Bridge Note in the aggregate amount of $40,000 and a warrant to purchase 13,334 shares of common stock for gross proceeds to the company of $40,000.

On February 29, 2012 we issued Zanett a subordinated unsecured promissory note (“February Note”) in the aggregate principal amount of $90,000 and a warrant to purchase 30,000 shares of common stock for gross proceeds to the Company of $90,000. The terms of the February 2012 Notes and related warrants are substantially similar to the terms of the October 2011 Notes and related warrants, except that the February 2012 Notes are not secured by our assets.

Total aggregate principal of the notes held as at March 31, 2012 is $380,000 on which interest of $44,500 has accrued (but not been paid) at an interest rate of 9%.

Transactions with Paul Buck

On December 24, 2009, we completed a second closing of our private placement which commenced in August 2009 in which we received gross proceeds of approximately $3 million, which included $54,000 invested by Mr. Buck. In exchange for his investment, we issued to Mr. Buck 6,000 shares of our common stock and a five year non-callable warrant to purchase 3,000 shares of our common stock at an exercise price of $9.00 per share. This investment was completed with the identical terms as received by all other investors in our private placement closings that took place on August 26, 2009, December 24, 2009, December 31, 2009 and January 4, 2010.

Prior to his employment by us, Mr. Buck had been working with us as an independent consultant since December 2008, assisting management with finance and accounting matters as well as our filings with the Securities and Exchange Commission. Mr. Buck earned $260,800 in consulting services rendered to us.

On February 15, 2011, we issued to Mr. Buck January 2011 Notes in the aggregate principal amount of $50,000 and related warrants to purchase up to 8,334 shares pursuant to the January Note Purchase Agreement.

On October 6, 2011 Mr. Buck purchased 3,334 shares of CNS Response on the open market at a price of $3.00.

On February 22, 2013 Mr. Buck purchased 50,000 shares of common stock for $12,500 in a private placement by the Company at a per share price of $0.25.

As of March 31, 2013, Mr. Buck held January 2011 Notes in the aggregate principal amount of $50,000, which is also the largest aggregate principal amount of notes outstanding for Mr. Buck since October 1, 2010. Total interest as at March 31, 2013 of $9,700 has accrued (but not been paid) on such notes at an interest rate of 9%.

Transactions with Beneficial Owners of More than Five Percent of Our Common Stock

On February 23, 2011, an January Note in the aggregate principal amount of $200,000 and a warrant to purchase 33,334 shares of common stock was issued to Mr. Andy Sassine, an accredited investor who had previously invested in us and as a result of the February 23 purchase became a beneficial owner of more than 5% of our outstanding common stock. On November 28, 2012, we issued an additional October 2012 Note in the principal amount of $25,000 to Mr. Sassine in exchange for cash. As of December 31, 2012, Mr. Sassine holds October 2010 Notes, January 2011 Notes and October 2012 Notes in the aggregate principal amount of $725,000, which is also the largest aggregate principal amount of notes outstanding for Mr. Sassine since October 1, 2008. Total interest as at March 31, 2013 of $151,900 has accrued (but not been paid) on such notes at an interest rate of 9%.

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On February 28, 2011, pursuant to the January Note Purchase Agreement, we issued an January Note in the aggregate principal amount of $400,000, and a warrant to purchase 66,667 shares of common stock to Pyxis (formerly known as Highland) Long/Short Healthcare Fund, which had previously invested in us and as a result of the February 28 purchase, when aggregating securities owned by its affiliate Cummings Bay Healthcare Fund, became a beneficial owner of more than 5% of our outstanding common stock. As of December 31, 2012, Pyxis Long/Short Healthcare Fund and Cummings Bay Healthcare Fund hold October 2010 Notes and January 2011 Notes in the aggregate principal amount of $950,000, which is also the largest aggregate principal amount of notes outstanding for Pyxis Long/Short Healthcare Fund and Cummings Bay Healthcare Fund since October 1, 2008. Total interest as at March 31, 2013 of $189,700 has accrued (but not been paid) on such notes at an interest rate of 9%. Mr. Michael Gregory is the portfolio manager for both Highland Long/Short Healthcare Fund and Cummings Bay Healthcare Fund.

On January 20, 2011 and April 5, 2011 two January 2011 Notes in the aggregate principal amount of $100,000 and a warrant to purchase 16,667 shares of common stock were issued to Dr. Meyer Proler, an accredited investor who had previously invested in us. On August 22, 2012, we issued a $50,000 October 2012 Note to Dr. Proler in exchange for cash. On March 1, 2013, Dr. Proler purchased 100,000 shares of common stock for $25,000 in a private placement by the Company at a per share price of $0.25. As of March 31, 2012, Dr. Proler holds January 2011 Notes and an October 2012 Note in the aggregate principal amount of $150,000, which is also the largest aggregate principal amount of notes outstanding for Dr. Proler since January 20, 2011. Total interest as at March 31, 2013, of $21,900 has accrued (but not been paid) on such notes at an interest rate of 9%. On April 11, 2013, Dr. Proler converted his $50,000 October 2012 Note and $2,900 thereon into 1,121,238 shares of common stock.

On November 10, 2011 and January 24, 2012 two October 2011 Notes in the aggregate principal amount of $90,000 and a warrant to purchase 30,000 shares of common stock were issued to Larry Hopfenspirger, an accredited investor who had previously invested in the Company. On November 30, 2012, we issued an additional $60,000 October 2012 Note to Mr. Hopfenspirger in exchange for cash. As of January 25, 2012, Mr. Hopfenspirger converted his $60,000 October 2012 Note and $735 of interest thereon into 1,287,303 shares of common stock. As of March 31, 2013, Mr. Hopfenspirger holds October 2011 Notes in the aggregate principal amount of $90,000 on which total interest as at March 31, 2013, of $10.800 has accrued (but not been paid) on such notes at an interest rate of 9%.

On August 8, 2012 and September 6, 2012 two October 2012 Notes in the aggregate principal amount of $200,000 were issued in exchange for cash to the Thomas T. and Elizabeth C. Tierney Family Trust (the “Tierney Family Trust”), an accredited investor, of which Thomas T. Tierney is a trustee. As of December 31, 2012, the Tierney Family Trust holds October 2012 Notes in the aggregate principal amount of $200,000, which is also the largest aggregate principal amount of notes outstanding to this investor. Total interest as at December 31, 2012, of $6,200 has accrued (but not been paid) on such notes at an interest rate of 9%. As of January 31, 2013, the Tierney Family Trust converted all $200,000 of its Notes and $7,800 of interest thereon into 4,403,349 shares of common stock. On March 19, 2013, the Tierney Family Trust purchased 400,000 shares of common stock for $100,000 in a private placement by the Company at a per share price of $0.25.

On October 19, 2012, an October 2012 Note in the aggregate principal amount of $200,000 was issued in exchange for cash to the Declaration of Trust of Robert J. Follman and Carole A. Follman, dated August 14, 1979 (the “Follman Trust”), an accredited investor, of which Robert J. Follman is a trustee. As of March 31, 2013, the Follman Trust holds October 2012 Notes in the aggregate principal amount of $200,000, which is also the largest aggregate principal amount of notes outstanding to this investor. Total interest as at March 31, 2013, of $11,900 has accrued (but not been paid) on such note at an interest rate of 9%.

On October 25, 2012, an October 2012 Note in the aggregate principal amount of $200,000 was issued in exchange for cash to Extuple Limited Partnership (“Extuple”), an accredited investor, of which Philip Deck is the managing partner. As of December 31, 2012, Extuple holds October 2012 Notes in the aggregate principal amount of $200,000, which is also the largest aggregate principal amount of notes outstanding to this investor. Total interest as at March 31, 2013, of $7,900 has accrued (but not been paid) on such note at an interest rate of 9%. On April 1, 2013, Extuple purchased 1,200,000 shares of common stock for $300,000 in a private placement by the Company at a per share price of $0.25.

On November 29, 2012, an October 2012 Note in the aggregate principal amount of $250,000 was issued in exchange for cash to Mark and Jill Oman, who are accredited investors. As of December 31, 2012, Mr. and Mrs. Oman hold October 2012 Notes in the aggregate principal amount of $250,000, which is also the largest aggregate principal amount of notes outstanding to these investors. Total interest as at December 31, 2012, of $2000 has accrued (but not been paid) on such note at an interest rate of 9%.

On November 29, 2012, an October 2012 Note in the aggregate principal amount of $100,000 was issued in exchange for cash to Ronald Dozoretz MD, an accredited investor who has previously invested in the Company. As of December 31, 2012, Dr. Dozoretz holds October 2012 Notes in the aggregate principal amount of $100,000, which is also the largest aggregate principal amount of notes outstanding to this investor. Total interest as at December 31, 2012, of $800 has accrued (but not been paid) on such note at an interest rate of 9%.

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Transaction with Staff Members of Equity Dynamics, Inc.

On July 5, 2010 the Board granted warrants to purchase 16,668 shares of common stock to members of staff of Equity Dynamics, Inc. a company owned by Mr. Pappajohn, for consulting services they had rendered to us, advising on and assisting with fund raising activities. Using the Black-Scholes model, these warrants were valued at $199,000 and expensed to consulting fees. These warrants have an exercise price of $9.00 per share, are exercisable from the date of grant and had a term of 10 years from the date of grant.

AUDIT RELATED MATTERS

Audit Committee Report 1

In fulfilling its responsibilities for the financial statements for fiscal year 2012, the audit committee of the Board of Directors:

• Reviewed and discussed the audited financial statements for the year ended September 30, 2012 with management and Cacciamatta Accountancy Corporation (the “Auditors”), the Company’s independent auditors; and

• Received written disclosures and the letter from the Auditors regarding its independence as required by Independence Standards Board Standard No. 1. The audit committee discussed with the Auditors their independence.

In fulfilling its responsibilities for the financial statements for fiscal year 2012, the audit committee discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. The audit committee also considered the status of other areas of oversight relating to the financial reporting and audit process that it determined appropriate.

Based on the audit committee’s review of the audited financial statements and discussions with management and the Auditors, the audit committee recommended to the Board of Directors the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended September 30, 2012 for filing with the Securities and Exchange Commission. The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

Audit Committee of the Board of Directors

Zachary McAdoo

(1)       The material in this Audit Committee Report is not “soliciting material” and is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Services Provided by the Independent Auditors

Subject to ratification by the shareholders at the annual meeting, our board of directors has appointed Cacciamatta Accountancy Corporation as the independent registered public accounting firm to audit our financial statements for the fiscal year ending September 30, 2013. We expect representatives of Cacciamatta Accountancy Corporation to be present at the Annual Meeting, to be available to respond to appropriate questions and to be given an opportunity to make a statement if they so desire.

Audit Fees

The aggregate fees billed for professional services rendered by Cacciamatta Accountancy Corporation for professional services rendered for the audit of our annual financial statements and review of the financial statements included in our Form 10-Qs or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2012 and 2011 were $146,100 and $144,800, respectively.

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Audit-Related Fees

Cacciamatta Accountancy Corporation billed us $0 and $0 in fees for assurance and related services related to the performance of the audit or review of our financial statements for the fiscal years ended September 30, 2012 and 2011, respectively.

Tax Fees

The aggregate fees to be billed by Cacciamatta Accountancy Corporation for professional services rendered for tax compliance, tax advice, and tax planning during our fiscal years ending September 30, 2012 and September 30, 2011 were $10,000 and $0, respectively.

All Other Fees

None.

Audit Committee Policies and Procedures

Our Audit Committee is directly responsible for interviewing and retaining our independent accountant, considering the accounting firm’s independence and effectiveness, and pre-approving the engagement fees and other compensation to be paid to, and the services to be conducted by, the independent accountant. During each of the fiscal years ended September 30, 2012 and 2011, respectively, our Audit Committee pre-approved 100% of the audit and tax services described above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial and other ownership of the shares of our Common Stock as of April 15, 2013:

•       Each person whom we know to be the beneficial owner of 5% or more of our outstanding Common Stock;

•       Each of our executive officers;

•       Each of our current directors and director nominees; and

•       All of our executive officers and directors (including director nominees) as a group.

As of April 15, 2013, 32,338,706 shares of our Common Stock were issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. For purposes of such calculation, shares of our common stock subject to options, warrants and convertible promissory notes issued by us (and convertible interest on those notes) that are currently exercisable or convertible, or exercisable or convertible within sixty days of April 15, 2013, are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible promissory notes, as applicable, for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the executive officers and directors and 5% or more stockholders named below is c/o CNS Response, Inc., 85 Enterprise, Suite 410, Aliso Viejo, CA 92656.  There are no shares of any other class or series of stock issued and outstanding.

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	Shares Beneficially Owned as of April 15, 2013
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding
Executive Officers, Directors and Director Nominees:
George Carpenter (1) President and Chief Executive Officer	1,780,625	5.4%
Paul Buck (2) Chief Financial Officer and Secretary	726,542	2.2%
Walter Schindler (3) Director	5,954,991	18.4%
John Pappajohn (4) Director	13,117,047	38.2%
Zachary McAdoo (5) Director	482,793	1.5%
Richard W. Turner (6) Director	48,615	*
Robert J. Follman (7) Director	4,539,924	12.3%
Andrew H. Sassine (8) Director	1,468,822	4.3%
Thomas T. Tierney (9) Director	4,872,799	15.0%
Directors and officers as a group (9 persons) (10)	32,992,158	78.1%
Non-Director 5%+ Stockholders:
SAIL Capital Partners (3)	5,906,376	18.2%
Extuple Limited Partnership (11)	5,684,951	15.4%
Mark & Jill Oman (12)	5,559,824	14.7%
Ronald I. Dozoretz, M.D. (13)	2,229,929	6.5%

*	Less than 1%

(1)	Consists of (a) 1,159,549 shares of common stock, (b) 2,667 shares of common stock issuable upon the exercise of vested and exercisable warrants and (c) 618,409 shares of common stock issuable upon the exercise of vested and exercisable options. The warrants to purchase common stock do not have a cashless exercise feature. The investor has gifted 3,334 warrants to his in-laws. Such shares are not listed as beneficially owned by Mr. Carpenter in the table above. Mr. Carpenter, who has been our Chief Executive Officer since April 2009, also became our President on April 29, 2011.

(2)	Consists of (a) 125,417 shares of common stock, (b) 60,625 shares of common stock issuable upon the conversion of convertible notes, (c) 3,000 shares of common stock issuable upon the exercise of vested and exercisable warrants of which none have a cashless exercise feature, (d) 537,500 shares of common stock issuable upon the exercise of vested and exercisable options. Prior to becoming an employee of our company, Mr. Buck was a financial consultant to CNS Response, Inc.

(3)	Consists of (a) 5,847,402 shares of common stock which are held as follows: SAIL Venture Partners, L.P. 960,049, SAIL Venture Partners II, L.P. 1,085,471, SAIL 2010 Co-Investment Partners, L.P. 943,953, SAIL 2011 Co-Investment Partners, L.P. 434,189, and SAIL Holdings LLC 2,208,034, (b) 50,640 shares of common stock issuable upon the exercise of vested and exercisable warrants held by SAIL Venture Partners, L.P., (c) 56,949 shares of common stock issuable upon the exercise of vested and exercisable options of which 8,334 were granted to David Jones and assigned to SAIL Venture Partners, L.P. and 48,615 were granted to Walter Schindler and assigned to SAIL Holdings LLC. 3,334 of the warrants have a cashless exercise feature. Mr. Schindler holds sole voting and investment power over securities held by SAIL Holdings LLC. As the managing partner of SAIL Capital Partners, which is the general partner of the remaining SAIL entities, Mr. Schindler along with his fellow managing partner, Henry Habicht, holds voting and investment power over securities held by the remaining SAIL entities. Mr. Schindler and Mr. Habicht disclaim beneficial ownership of the Company’s securities held by SAIL Holdings LLC and SAIL Capital Partners except to the extent of their pecuniary interest therein. The address of all SAIL entities and the individual managing members listed above is 3161 Michelson Drive, Suite 750, Irvine, CA 92612. Mr. Schindler joined the board on December 10, 2012.

(4)	Consists of (a) 11,141,729 shares of common stock, (b) 1,807,257 shares of common stock issuable upon the conversion of convertible notes, (c) 111,112 shares of common stock issuable upon the exercise of vested and exercisable warrants and (d) 56,949 shares of common stock issuable upon the exercise of vested and exercisable options. The warrants to purchase common stock do not have a cashless exercise feature. The address of John Pappajohn is 2116 Financial Center, Des Moines, IA 50309. Mr. Pappajohn is a director of the Company.

(5)	Consists of (a) 431,574 shares of common stock issuable upon the conversion of convertible notes, and (b) 51,219 shares of common stock issuable upon the exercise of vested and exercisable options. The address of Zachary McAdoo is 635 Madison Avenue, 15 th Floor, New York, NY 10022. Mr. McAdoo is a director of the Company.

(6)	Consists of (a) 48,615 shares of common stock issuable upon the exercise of vested and exercisable options. The address of Richard Turner is 9 Nomas Lane, Richmond, Virginia 23238. Mr. Turner is a director nominee of the Company.

(7)	Consists of (a) 4,491,309 shares of common stock issuable upon the conversion of convertible note - the note is held by the Trust of Robert J. Follman and Carole A. Follman, dated August 14, 1979 of which Mr. Follman is a trustee - and (b) 48,615 shares of common stock issuable upon the exercise of vested and exercisable options. The address of Mr. Follman is 3207 West Pendleton, Santa Ana, California 92704. Mr. Follman is a director nominee of the Company.

(8)	Consists of (a) 1,420,207 shares of common stock issuable upon the conversion of convertible notes, (b) 48,615 shares of common stock issuable upon the exercise of vested and exercisable options. The address of Andy Sassine is P.O Box 9826, Rancho Santa Fe, CA 92067. Mr. Sassine is a director nominee of the Company.

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(9)	Consists of (a) 4,803,349 shares of common stock - the stock is held in the name of the Thomas T. and Elizabeth C. Tierney Family Trust of which Mr. Tierney is a trustee - and (b) 69,450 shares of common stock issuable upon the exercise of vested and exercisable options. The address of Mr. Tierney is 2802 Dow Ave, Tustin, CA 92780. Mr. Tierney is a director nominee of the Company.

(10)	Consists of (a) 23,077,446 shares of common stock, (b) 8,210,972 shares of common stock issuable upon the conversion of convertible notes, (c) 167,419 shares of common stock issuable upon the exercise of vested and exercisable warrants and (d) 1,536,321 shares of common stock issuable upon the exercise of vested and exercisable options. 3,334 warrants to purchase common stock have a cashless exercise feature.

(11)	Consists of a) 1,200,000 shares of common stock (a) 4,484,951 shares of common stock issuable upon the conversion of a convertible note. Mr. Philip Deck is the managing partner of Extuple Limited Partnership which is located at 170 University Ave, Suite 200, Toronto, Ontario, M5H 3B3.

(12)	Consists of (a) 5,559,824 shares of common stock issuable upon the conversion of a convertible note. The note is held in the name of Mark Oman & Jill Oman, Tenants in Common, and their address is 1588 Burr Oaks Dr. West Des Moines, IA 50266.

(13)	Consists of (a) 2,223,929 shares of common stock issuable upon the conversion of a convertible note and (b) 6,000 shares of common stock issuable upon the exercise of vested and exercisable warrants which do not have a cashless exercise feature. The address of Dr. Ronald Dozoretz is 240 Corporate Blvd, Suite 400, Norfolk, VA 23502.

Changes in Control

We do not have any arrangements which may at a subsequent date result in a change in control.

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OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and the holders of more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our equity securities. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended September 30, 2012, all of our executive officers, directors and the holders of 10% or more of our common stock complied with all Section 16(a) filing requirements, except for the following: SAIL Venture Partners LP (no filing), John Pappajohn (late filing) and Paul Buck (late filing).

Stockholder Proposals

Any stockholder who intends to present a proposal at the 2014 Annual Meeting of Stockholders for inclusion in the Company’s Proxy Statement and proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by January __, 2014. In addition, in the event a stockholder proposal is not received by the Company by January __, 2014, the Proxy to be solicited by the board of directors for the 2014 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2014 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

SEC rules and regulations provide that if the date of the Company’s 2014 Annual Meeting is advanced or delayed more than 30 days from the anniversary date of the 2013 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2014 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2014 Annual Meeting. Upon determination by the Company that the date of the 2014 Annual Meeting will be advanced or delayed by more than 30 days from the anniversary date of the 2013 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

Solicitation of Proxies

It is expected that the solicitation of Proxies will be by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise. We estimate that the total amount to be spent in connection with such activities will be $25,000. We also may engage a proxy solicitation firm to assist with the solicitation of proxies, although we have not yet determined to do so, and we expect that if we do engage a proxy solicitation firm that the additional cost to be borne by us will be approximately $10,000.

Annual Report on Form 10-K and Quarterly Report(s) on 10-Q

THE COMPANY’S ANNUAL REPORT ON FORM 10-K, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED SEPTEMBER 30, 2012, AND THE COMPANY’S SUBSEQUENT QUARTERLY REPORT(S) ON FORM 10-Q, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO CNS RESPONSE, INC., 85 ENTERPRISE, SUITE 410, ALISO VIEJO, CALIFORNIA 92656 ATTN: PAUL BUCK.

Householding

Unless they have received contrary instructions, public companies may send a single copy of the annual and subsequent quarterly reports, proxy statement and notice of annual meeting to any household at which two or more stockholders reside if they believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at those households and helps reduce expenses.

If you live in a household receiving a single copy of the annual and subsequent quarterly reports, proxy statement and notice of annual meeting and would like to receive your own set of the annual report, proxy statement and notice of annual meeting this year or in future years, follow the instructions described below:

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If your shares are registered in your own name, please contact American Stock Transfer & Trust Company, LLC and inform them of your request to revoke householding by calling them at (800) 937 5449 or writing to them at 59 Maiden Lane, New York, NY 10038. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

If two or more stockholders residing in the same household individually receive copies of the annual and subsequent quarterly reports, proxy statement and notice of annual meeting and as a household wish to receive only one copy, you may contact American Stock Transfer & Trust Company, LLC at the address and telephone number listed in the preceding paragraph in the case of registered holders, or your bank, broker or other nominee directly if such bank, broker or other nominee holds your shares, and request that householding commence as soon as practicable.

On Behalf of the Board of Directors

Chairman

85 Enterprise, Suite 410
Aliso Viejo, CA 92656
May ____, 2013

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ANNEX A

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

CNS RESPONSE, INC.

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

CNS RESPONSE, INC.

CNS Response, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That at a meeting of the Board of Directors (the “Board”) of CNS Response, Inc. (the “Corporation”) on March 26, 2013, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation: (i) approving of an increase in the number of authorized shares which the Corporation is authorized to issue from 100,000,000 to 150,000,000 (the “Share Increase”), and (ii) authorizing 15,000,000 shares of a new class of preferred stock, par value $0.001 per share (the “Preferred Authorization”), and, declaring said amendments, as reflected in a single amendment (hereinafter the “Amendment”), to be advisable and calling for separate approvals of the stockholders of the Corporation for consideration thereof.  The resolution setting forth the proposed Amendment is substantially as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by amending and restating the Article IV thereof relating to the authorized shares of the Corporation, so that, as amended, said Article IV shall be and read in its entirety, as follows:

ARTICLE IV

CAPITAL STOCK

Section 4.A. The total number of shares of stock which the Corporation shall have authority to issue is One Hundred Sixty Five Million (165,000,000).

Section 4.B. Common Stock. The total number of shares of Common Stock which the Corporation shall have authority to issue is One Hundred Fifty Million (150,000,000) shares, with a par value of $0.001 per share. Stockholders shall not have preemptive rights or be entitled to cumulative voting in connection with the shares of the Corporation’s common stock.

Section 4.C. Blank-Check Preferred Stock. The total number of shares of undesignated preferred stock which the Corporation shall have the authority to issue is Fifteen Million (15,000,000) shares, with a par value of $0.001 per share. The Board of Directors is hereby expressly authorized to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held on ______________, 2013 upon notice in accordance with section 222 of the General Corporation Law of the State of Delaware, pursuant to which a majority of each class of stockholders voted in favor of the Amendment.

THIRD: That said Amendment was duly adopted on ____________, 2013 in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH:    That the capital of said Corporation shall not be reduced under or by reason of said Amendment.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Certificate of Incorporation of CNS Response, Inc. as of ________________, 2013.

CNS RESPONSE, INC.

By:
Name:	George C. Carpenter IV
Title:	CEO

ANNEX B

CNS RESPONSE, INC.

2012 OMNIBUS INCENTIVE COMPENSATION PLAN, AS AMENDED

CNS RESPONSE, INC.

2012 OMNIBUS INCENTIVE COMPENSATION PLAN

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CNS RESPONSE, INC.

2012 OMNIBUS INCENTIVE COMPENSATION PLAN

Article 1.
Effective Date, Objectives and Duration

1.1           Effective Date of the Plan. CNS Response, Inc., a Delaware corporation (the “Company”), adopted the 2012 Omnibus Incentive Compensation Plan (the “Plan”) on March 22, 2012, (the “Effective Date”) subject to approval by the Company’s stockholders. The terms of the Plan are set forth herein.

1.2           Objectives of the Plan. The Plan is intended (a) to allow selected employees of and consultants to the Company and its Subsidiaries to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees, officers and consultants and retaining existing employees and consultants, (b) to optimize the profitability and growth of the Company and its Subsidiaries through incentives which are consistent with the Company’s goals, (c) to provide Grantees with an incentive for excellence in individual performance, (d) to promote teamwork among employees, consultants and Non-Employee Directors, and (e) to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors’ interests more closely with the interests of the Company’s stockholders.

1.3           Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors of the Company (“Board”) to amend or terminate the Plan at any time pursuant to Article 14 hereof, until the earlier of March 22, 2022, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions.

Article 2.
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1           “Affiliate” means any corporation or other entity, including but not limited to partnerships, limited liability companies and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable (a) stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (b) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity.

2.2           “Award” means Options (including non-qualified options and Incentive Stock Options), Restricted Shares, Performance Units (which may be paid in cash), Performance Shares, Deferred Stock, Restricted Stock Units, Dividend Equivalents, Bonus Shares, or Other Stock-Based Awards granted under the Plan.

2.3           “Award Agreement” means either (a) a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Grantee describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

2.4           “Board” means the Board of Directors of the Company.

2.5           “Bonus Shares” means Shares that are awarded to a Grantee with or without cost and without restrictions either in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an Eligible Person.

2.6           “CEO” means the Chief Executive Officer of the Company.

2.7           “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.8           “Committee” or “Incentive Plan Committee” has the meaning set forth in Section 3.1(a).

2.9           “Compensation Committee” means the compensation committee of the Board.

2.10         “Common Stock” means the common stock, $0.001 par value, of the Company.

2.11         “Covered Employee” means a Grantee who, as of the last day of the fiscal year in which the value of an Award is recognizable as income for federal income tax purposes, is a “covered employee,” within the meaning of Code Section 162(m), with respect to the Company.

2.12         “Deferred Stock” means a right, granted under Article 9, to receive Shares at the end of a specified deferral period.

2.13         “Disability” or “Disabled” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan:

 (a)          Except as provided in (b) below, a disability within the meaning of Section 22(e)(3) of the Code; and

 (b)          In the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, a disability as defined in regulations under Code Section 409A. For purpose of Code Section 409A, a Grantee will be considered Disabled if:

(i)          the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(ii)         the Grantee is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Grantee’s employer.

2.14         “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

2.15         “Eligible Person” means any employee (including any officer) of, or non-employee consultant to, or Non-Employee Director of, the Company or any Affiliate, or potential employee (including a potential officer) of, or non-employee consultant to, the Company or an Affiliate; provided, however, that solely with respect to the grant of an Incentive Stock Option, an Eligible Person shall be any employee (including any officer) of the Company or any Subsidiary Corporation. Solely for purposes of Section 5.6(b), current or former employees or non-employee directors of, or consultants to, of an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards.

2.16         “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

2.17         “Exercise Price” means with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option.

2.18         “Fair Market Value” means a price that is based on the opening, closing, actual, high, low, or the arithmetic mean of selling prices of a Share reported on The Nasdaq Capital Market (“Nasdaq”), or if not the Nasdaq, on the established stock exchange which is the principal exchange upon which the Shares are traded on the applicable date or the preceding trading day. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date, or if no such trades were made that day then the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate provided such manner is consistent with Treasury Regulation 1.409A-1(b)(5)(iv)(B). Such definition(s) of Fair Market Value shall be specified in each Award Agreement and may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement, or payout of an Award; provided, however that in the absence of such determination, Fair Market Value means the closing price for a Share as reported by the Nasdaq (or such other principal exchange) on the date immediately preceding the Grant Date or other applicable date, or if no sales occurred that day, on the most recent date upon which sales did occur.

2.19         “Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Committee.

2.20         “Grantee” means a person who has been granted an Award.

2.21         “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.22         “Including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

2.23         “Management Committee” has the meaning set forth in Section 3.1(b).

2.24         “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

2.25         “Option” means an option granted under Article 6 of the Plan.

2.26         “Other Stock-Based Award” means a right, granted under Article 12 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.27         “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m) contained in Code Section 162(m)(4)(C) (including the special provisions for options thereunder). Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.28         “Performance Measures” has the meaning set forth in Section 4.4.

2.29         “Performance Period” means the time period during which performance goals must be met.

2.30         “Performance Share” and “Performance Unit” have the respective meanings set forth in Article 8.

2.31         “Period of Restriction” means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

2.32         “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.33         “Restricted Shares” means Shares, granted under Article 7, that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.34         “Restricted Stock Units” are rights, granted under Article 9, to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights.

2.35         “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.36         “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.37         “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.38         “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.39         “Separation from Service” means, with respect to any Award that constitutes deferred compensation within the meaning of Code Section 409A, a “separation from service” as defined in Treasury Regulation Section 1.409A-1(h). For this purpose, a “separation from service” is deemed to occur on the date that the Company and the Grantee reasonably anticipate that the level of bona fide services the Grantee would perform for the Company and/or any Affiliates after that date (whether as an employee, Non-Employee Director or consultant or independent contractor) would permanently decrease to a level that, based on the facts and circumstances, would constitute a separation from service; provided that a decrease to a level that is 50% or more of the average level of bona fide services provided over the prior 36 months shall not be a separation from service, and a decrease to a level that is 20% or less of the average level of such bona fide services shall be a separation from service. The Committee retains the right and discretion to specify, and may specify, whether a separation from service occurs for individuals providing services to the Company or an Affiliate immediately prior to an asset purchase transaction in which the Company or an Affiliate is the seller who provide services to a buyer after and in connection with such asset purchase transaction; provided, such specification is made in accordance with the requirements of Treasury Regulation Section 1.409A-1(h)(4).

2.40         “Share” means a share of Common Stock, and such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.41         “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.42         “Surviving Company” means the surviving corporation in any merger or consolidation, involving the Company, including the Company if the Company is the surviving corporation, or the direct or indirect parent company of the Company or such surviving corporation following a sale of substantially all of the outstanding stock of the Company.

2.43         “Term” of any Option means the period beginning on the Grant Date of an Option and ending on the date such Option expires, terminates or is cancelled. No Option under this Plan shall have a Term exceeding 10 years.

2.44         “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer providing services to the Company or any Affiliate in the capacity of an employee, officer or consultant or with respect to an individual who is an employee or officer of or a consultant to an Affiliate, the first day on which such entity ceases to be an Affiliate of the Company; provided, however, that if an Award constitutes deferred compensation within the meaning of Code Section 409A, Termination of Affiliation with respect to such Award shall mean the Grantee’s Separation from Service.

Article 3.
Administration

3.1          Committee.

(a)          Subject to Section 3.2, the Plan shall be administered by a Committee (the “Incentive Plan Committee” or the “Committee”) appointed by the Board from time to time. Notwithstanding the foregoing, either the Board or the Compensation Committee may at any time and in one or more instances reserve administrative powers to itself as the Committee or exercise any of the administrative powers of the Committee. To the extent the Board or Compensation Committee considers it desirable to comply with Rule 16b-3 or meet the Performance-Based Exception, the Committee shall consist of two or more directors of the Company, all of whom qualify as “outside directors” within the meaning of Code Section 162(m) and Section 16 Non-Employee Directors. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case if and to the extent the Board deems it appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.

(b)          The Board or the Compensation Committee may appoint and delegate to another committee (“Management Committee”), or to the CEO, any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or are (or are expected to be) Covered Employees and/or are Section 16 Persons at the time any such delegated authority is exercised.

(c)          Unless the context requires otherwise, any references herein to “Committee” include references to the Incentive Plan Committee, the Board or the Compensation Committee to the extent any has assumed or exercises administrative powers itself as the Committee pursuant to subsection (a), and to the Management Committee or the CEO to the extent either has been delegated authority pursuant to subsection (b), as applicable; provided that (i) for purposes of Awards to Non-Employee Directors, “Committee” shall include only the full Board, and (ii) for purposes of Awards intended to comply with Rule 16b-3 or meet the Performance-Based Exception, “Committee” shall include only the Incentive Plan Committee or the Compensation Committee.

3.2           Powers of Committee. Subject to and consistent with the provisions of the Plan, the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

(a)         to determine when, to whom and in what types and amounts Awards should be granted;

(b)         to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award (including the number of Shares or other property to which an Award will relate, any Exercise Price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

(c)         to determine the benefit payable under any Performance Unit, Performance Share, Dividend Equivalent, Other Stock-Based Award and to determine whether any performance or vesting conditions have been satisfied;

(d)         to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e)          to determine the Term of any Option;

(f)          to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

(g)         to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

(h)         to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or if and to the extent specified in the Award Agreement automatically or at the election of the Committee (whether to limit loss of deductions pursuant to Code Section 162(m) or otherwise);

(i)          to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(j)          to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(k)         to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l)          to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(m)        to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(n)         to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(o)         to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

(p)         to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in response to changes in applicable laws, regulations or accounting principles; provided, however, that in no event shall such adjustment increase the value of an Award for a person expected to be a Covered Employee for whom the Committee desires to have the Performance-Based Exception apply;

(q)         to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(r)          to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan (subject to Sections 4.3 and 5.7(c)).

3.3           No Repricings. Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option may not be amended to reduce the Exercise Price of such Option or cancel any outstanding Option in exchange for other Options with an Exercise Price that is less than the Exercise Price of the cancelled Option or for any cash payment (or Shares having with a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option over the aggregate Exercise Price of such Option or for any other Award, without stockholder approval; provided, however, that the restrictions set forth in this Section 3.3, shall not apply to any adjustment allowed under to Section 4.2.

Article 4.
Shares Subject to the Plan, Maximum Awards, and 162(m) Compliance

4.1          Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b), the maximum number of Shares hereby reserved for delivery under the Plan shall be 15,000,000, including Shares delivered pursuant to the exercise of Incentive Stock Options granted hereunder.

If any Shares subject to an Award granted hereunder (other than a Substitute Award granted pursuant to Section 5.6.(b)) are forfeited or such Award otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. For avoidance of doubt, however, if any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan.

Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

4.2          Adjustments in Authorized Shares and Awards; Liquidation, Dissolution or Change of Control.

(a)          Adjustment in Authorized Shares and Awards. In the event that the Committee determines that any dividend or other distribution (whether in the form of Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the Exercise Price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (iv) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any Award of Restricted Stock Units, Deferred Stock or other outstanding Share-based Award. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options to the extent that such adjustment would cause the Option (determined as if such Option was an Incentive Stock Option) to violate Section 424(a) of the Code or otherwise subject any Grantee to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b)          Merger, Consolidation or Similar Corporate Transaction. In the event of a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the stock of the Company (a “Corporate Transaction”), unless an outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, such Award shall be vested and non-forfeitable and any conditions on such Award shall lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable. If an Award becomes exercisable or non-forfeitable in lieu of assumption or replacement by the Surviving Company in a Corporate Transaction, the Committee may either (i) allow all Grantees to exercise such Awards of Options within a reasonable period prior to the consummation of the transactions and cancel any outstanding Awards that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all outstanding Awards of Options in exchange for a payment (in securities or other property) in an amount equal to the amount that the Grantee would have received (net of the Exercise Price) if such Options were fully vested and exercised immediately prior to the consummation of the Corporate Transaction. Notwithstanding the foregoing, if an Option is not assumed by the Surviving Company or replaced with an equivalent Award issued by the Surviving Company and the Exercise Price with respect to any outstanding Option exceeds the Fair Market Value of the Shares immediately prior to the consummation of the Corporation Transaction, such Awards shall be cancelled without any payment to the Grantee.

(c)          Liquidation or Dissolution of the Company. In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. Additionally, the Committee may, in the exercise of its sole discretion, cause Awards to be vested and non-forfeitable and cause any conditions on any such Award to lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable and allow all Grantees to exercise such Awards of Options within a reasonable period prior to the consummation of such proposed action. Any Awards that remain unexercised upon consummation of such proposed action shall be cancelled.

(d)          Deferred Compensation and Awards Intended to Comply With the Performance-Based Exception. Notwithstanding the forgoing provisions of this Section 4.2,

(i)          if an Award (other than an Option) is intended to comply with the Performance-Based Exception, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c) until the earlier (i) the consummation of a change of control of the Company (as determined by the Committee in its sole discretion) or (ii) the attainment of the Performance Measure(s) upon which the Award is conditioned as certified by the Committee; and

(ii)         if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c), unless the Corporate Transaction or the dissolution or liquidation of the Company, as applicable, constitutes a change in ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company as described in Treasury Regulation Section 1.409A-3(i)(5).

4.3          Compliance with Section 162(m) of the Code.

(a)          Section 162(m) Compliance. To the extent the Committee determines that compliance with the Performance-Based Exception is desirable with respect to an Award, this Section 4.3(a) shall apply. Each Award that is intended to meet the Performance-Based Exception and is granted to a person the Committee believes is likely to be a Covered Employee at the time such Award is settled shall comply with the requirements of the Performance-Based Exception; provided, however, that to the extent Code Section 162(m) requires periodic shareholder approval of performance measures, such approval shall not be required for the continuation of the Plan or as a condition to grant any Award hereunder after such approval is required. In addition, in the event that changes are made to Code Section 162(m) to permit flexibility with respect to the Award or Awards available under the Plan, the Committee may, subject to this Section 4.3, make any adjustments to such Awards as it deems appropriate.

(b)          Annual Individual Limitations. No Grantee may be granted Awards (other than Awards that cannot be satisfied in Shares) with respect to more than 1,500,000 Shares, subject to adjustment as provided in Section 4.2(a), in a single calendar year and except as otherwise provided in Section 5.6(b).

4.4           Performance-Based Exception Under Section 162(m). Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section 4.4, for Awards (other than Options) designed to qualify for the Performance-Based Exception, the objective Performance Measure(s) shall be chosen from among the following: the attainment by a Share a specified Fair Market Value for a specified period of time; earnings per Share; earnings per Share from continuing operations; total shareholder return; return on assets; return on equity; return on capital; earnings before or after taxes, interest, depreciation, and/or amortization; return on investment; interest expense; cash flow; cash flow from operations; revenues; sales; costs; assets; debt; expenses; inventory turnover; economic value added; cost of capital; operating margin; gross margin; net income before or after taxes; operating earnings either before or after interest expense and either before or after incentives or asset impairments; attainment of cost reduction goals; revenue per customer; customer turnover rate; asset impairments; financing costs; capital expenditures; working capital; strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; customer satisfaction, aggregate product price and other product price measures; safety record; service reliability; debt rating; and achievement of business and operational goals, such as market share, new products, and/or business development. Any applicable Performance Measure may be applied on a pre- or post-tax basis. The Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other grants, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance Measures may differ for Awards to different Grantees. The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. Any one or more of the Performance Measures may apply to the Grantee, a department, unit, division or function within the Company or any one or more Affiliates; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices). For Awards intended to comply with the Performance-Based Exception, the Committee shall set the Performance Measures within the time period prescribed by Section 162(m) of the Code.

The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not (unless the Committee determines to amend the Award so that it no longer qualified for the Performance-Based Exception) be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward). The Committee may not, unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception, delegate any responsibility with respect to Awards intended to qualify for the Performance-Based Exception. All determinations by the Committee as to the achievement of the Performance Measure(s) shall be in writing prior to payment of the Award.

In the event that applicable laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

Article 5.
Eligibility and General Conditions of Awards

5.1           Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion.

5.2          Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3          General Terms and Termination of Affiliation. The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 14.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee. Except as may be required under the Delaware General Corporation Law, Awards may be granted for no consideration other than prior and future services. Except as otherwise determined by the Committee pursuant to this Section 5.3, all Options that have not been exercised, or any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested, or which have outstanding Performance Periods, at the time of a Termination of Affiliation shall be forfeited to the Company.

5.4          Nontransferability of Awards.

(a)          Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a “QDRO”) as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(b)          No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c)          Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement, Options (other than Incentive Stock Options) and Restricted Shares, may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Option may be exercised by such transferee in accordance with the terms of the Award Agreement. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(d)          Nothing herein shall be construed as requiring the Committee to honor a QDRO except to the extent required under applicable law.

5.5          Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

5.6          Stand-Alone, Tandem and Substitute Awards.

(a)          Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code; provided further that if the stand-alone, tandem or substitute Award is intended to qualify for the Performance-Based Exception, it must separately satisfy the requirements of the Performance-Based Exception. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits;

(b)          The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations of Sections 4.1 and 4.3 on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this Section 5.6(b).

5.7          Compliance with Rule 16b-3.

(a)           Six-Month Holding Period Advice. Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b) of the Exchange Act: (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

(b)           Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

(c)           Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

5.8           Deferral of Award Payouts. The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Stock Units, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Stock, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards. If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals, which shall conform in form and substance with applicable regulations promulgated under Section 409A of the Code and Article 15 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

Article 6.
Stock Options

6.1           Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2           Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3           Option Exercise Price. The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than 100% of the Fair Market Value of a Share on the Grant Date.

6.4           Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

 (a)          shall be granted only to an employee of the Company or a Subsidiary Corporation;

 (b)          shall have an Exercise Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “More Than 10% Owner”), have an Exercise Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

 (c)          shall be for a period of not more than 10 years (five years if the Grantee is a More Than 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

 (d)          shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

(e)          shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(f)          shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within 10 days of such a Disqualifying Disposition;

(g)         shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

(h)         shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.5          Payment of Exercise Price. Except as otherwise provided by the Committee in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a)          cash, personal check or wire transfer;

(b)          delivery of Common Stock owned by the Grantee prior to exercise, valued at their Fair Market Value on the date of exercise;

(c)          with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at their Fair Market Value on the date of exercise;

(d)          with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, each such share valued at the Fair Market Value of a Share on the date of exercise; or

(e)          subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Exercise Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

Article 7.
Restricted Shares

7.1           Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

7.2           Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

7.3           Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

7.4           Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

7.5           Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

Article 8.
Performance Units and Performance Shares

8.1           Grant of Performance Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

8.2           Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee. With respect to Covered Employees and to the extent the Committee deems it appropriate to comply with Section 162(m) of the Code, all performance goals shall be objective Performance Measures satisfying the requirements for the Performance-Based Exception and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

 (a)          Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

 (b)          Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

8.3           Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. If a Performance Unit or Performance Share Award is intended to comply with the Performance-Based Exception, the Committee shall certify the level of achievement of the performance goals in writing before the Award is settled.

At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with grants of Performance Units or Performance Shares which have been earned, but not yet delivered to the Grantee.

Article 9.
Deferred Stock and Restricted Stock Units

9.1           Grant of Deferred Stock and Restricted Stock Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock and/or Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. Deferred Stock must conform in form and substance with applicable regulations promulgated under Section 409A of the Code and with Article 15 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such Deferred Stock.

9.2           Vesting and Delivery. Delivery of Shares subject to a Deferred Stock grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Stock. Delivery of Shares subject to a grant of Restricted Stock Units occurs no later than the 15th day of the third month following the end of the taxable year of the Grantee or the fiscal year of the Company in which the Grantee’s rights under such Restricted Stock Units are no longer subject to a substantial risk of forfeiture as defined in final regulations under Section 409A of the Code. In addition, an Award of Deferred Stock may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter. A Grantee awarded Deferred Stock or Restricted Stock Units will have no voting rights with respect to such Deferred Stock or Restricted Stock Units prior to the delivery of Shares in settlement of such Deferred Stock and/or Restricted Stock Units. Unless otherwise determined by the Committee, a Grantee will have the rights to receive Dividend Equivalents in respect of Deferred Stock and/or Restricted Stock Units, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Stock or Restricted Stock Units, as applicable. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Deferred Stock or Restricted Stock Units remains subject to a substantial risk of forfeiture, such Deferred Shares or Restricted Stock Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

Article 10.
Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested.

Article 11.
Bonus Shares

Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

Article 12.
Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Affiliates. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 12 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Article 13.
Non-Employee Director Awards

Subject to the terms of the Plan, the Board may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the full Board in its sole discretion.

Article 14.
Amendment, Modification, and Termination

14.1         Amendment, Modification, and Termination. Subject to Section 14.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

14.2         Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

Article 15.
Compliance with Code Section 409A

15.1         Awards Subject to Code Section 409A. The provisions of this Article 15 shall apply to any Award or portion thereof that is or becomes deferred compensation subject to Code Section 409A (a “409A Award”), notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award.

15.2         Deferral and/or Distribution Elections. Except as otherwise permitted or required by Code Section 409A, the following rules shall apply to any deferral and/or elections as to the form or timing of distributions (each, an “Election”) that may be permitted or required by the Committee with respect to a 409A Award:

 (a)          Any Election must be in writing and specify the amount being deferred, and the time and form of distribution (i.e., lump sum or installments) as permitted by this Plan. An Election may but need not specify whether payment will be made in Shares or other property.

 (b)          Any Election shall become irrevocable as of the deadline specified by the Committee, which shall not be later than December 31 of the year preceding the year in which services relating to the Award commence; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Code Section 409A and is based on services performed over a period of at least twelve (12) months, then the deadline may be no later than six (6) months prior to the end of such Performance Period.

 (c)          Unless otherwise provided by the Committee, an Election shall continue in effect until a written election to revoke or change such Election is received by the Committee, prior to the last day for making an Election for the subsequent year.

15.3         Subsequent Elections. Except as otherwise permitted or required by Code Section 409A, any 409A Award which permits a subsequent Election to further defer the distribution or change the form of distribution shall comply with the following requirements:

 (a)          No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

 (b)          Each subsequent Election related to a distribution upon separation from service, a specified time, or a change in control as defined in Section 15.4(e) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

 (c)          No subsequent Election related to a distribution to be made at a specified time or pursuant to a fixed schedule shall be made less than twelve (12) months prior to the date the first scheduled payment would otherwise be made.

15.4        Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Code Section 409A, no distribution in settlement of a 409A Award may commence earlier than:

(a)          Separation from Service;

(b)          The date the Participant becomes Disabled (as defined in Section 2.13(b);

(c)          The Participant’s death;

(d)          A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of the Award and set forth in the Award Agreement or (ii) specified by the Grantee in an Election complying with the requirements of Section 15.2 and/or 15.3, as applicable; or

(e)          A change in control of the Company within the meaning of Treasury Regulation Section 1.409A-3(h)(5).

15.5        Six Month Delay. Notwithstanding anything herein or in any Award Agreement or Election to the contrary, to the extent that distribution of a 409A Award is triggered by a Grantee’s Separation from Service, if the Grantee is then a “specified employee” (as defined in Treasury Regulation Section 1.409A-1(i)), no distribution may be made before the date which is six (6) months after such Grantee’s Separation from Service, or, if earlier, the date of the Grantee’s death.

15.6        Death or Disability. Unless the Award Agreement otherwise provides, if a Grantee dies or becomes Disabled before complete distribution of amounts payable upon settlement of a 409A Award, such undistributed amounts, to the extent vested, shall be distributed as provided in the Participants Election. If the Participant has made no Election with respect to distributions upon death or Disability, all such distributions shall be paid in a lump sum within 90 days following the date of the Participant’s death or Disability.

15.7        No Acceleration of Distributions. This Plan does not permit the acceleration of the time or schedule of any distribution under a 409A Award, except as provided by Code Section 409A and/or applicable regulations or rulings issued thereunder.

Article 16.
Withholding

16.1        Required Withholding.

(a)          The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes by one or a combination of the following methods:

(i)          payment of an amount in cash equal to the amount to be withheld;

(ii)         delivering part or all of the amount to be withheld in the form of Common Stock valued at its Fair Market Value on the Tax Date;

(iii)        requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option, upon the lapse of restrictions on Restricted Stock, or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv)        withholding from any compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, to be satisfied by withholding Shares upon exercise of such Option, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, pursuant to clause (iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

(b)          Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

16.2         Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Article 17.
Additional Provisions

17.1         Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

17.2         Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

17.3         Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

17.4         Securities Law Compliance.

 (a)          If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1993, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

 (b)          If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

17.5         Awards Subject to Claw-Back Policies. Notwithstanding any provisions herein to the contrary, all Awards granted hereunder shall be subject to the terms of any recoupment policy currently in effect or subsequently adopted by the Board to implement Section 304 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") or Section 10D of the Exchange Act (or with any amendment or modification of such recoupment policy adopted by the Board) to the extent that such Award (whether or not previously exercised or settled) or the value of such Award is required to be returned to the Company pursuant to the terms of such recoupment policy.

17.6         No Rights as a Stockholder. No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

17.7         Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

17.8         Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.

17.9         Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice of law.

17.10       Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

17.11       Affiliation. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a consultant to the Company or any Affiliate.

17.12       Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

17.13       Military Service. Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

17.14       Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

17.15       Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

17.16       Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

17.17       No Right to Continue as Director. Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

17.18       Stockholder Approval. All Awards granted on or after the Effective Date and prior to the date the Company’s stockholders approve the Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s stockholders.

ANNUAL MEETING OF STOCKHOLDERS OF

CNS RESPONSE, INC.

May 23, 2013

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, Proxy Card

are available at www.cnsresponse.com

Please sign, date and mail your
proxy card in the envelope provided
as soon as possible or fax the card
to CNS Response at 1-866-867-4446

or American Transfer & Trust
Company at 1-718-765-8730

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☐

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

Nominees:

☐Thomas Tierney      ☐Walter Schindler      ☐Zachary McAdoo

☐Richard Turner      ☐John Pappajohn      ☐Andrew Sassine      ☐Robert Follman

Proposal to amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”) in order to increase the number of shares of common stock, par value $0.001 per share, authorized for issuance under the Charter from 100,000,000 to 150,000,000.	For ☐	Against ☐	Abstain ☐
Proposal to amend the Company’s Charter in order to create one or more new series of preferred stock, par value $0.001 per share, and authorize 15,000,000 shares of such preferred stock for issuance.	☐	☐	☐
Proposal to adopt the Company’s 2012 Omnibus Incentive Compensation Plan, as amended, to award grants of up to an aggregate of 15,000,000 shares of common stock.	☐	☐	☐
Proposal to consider and provide an advisory (non-binding) vote to approve the compensation of our named executive officers as described in the proxy statement.	☐	☐	☐
Proposal to consider and provide an advisory (non-binding) vote regarding the frequency of holding future say-on-pay votes.
☐ Every three years ☐ Every two years ☐ Every year ☐ Abstain
Proposal to ratify the selection by the Audit Committee of Cacciamatta Accountancy Corporation as our independent registered accounting firm for the fiscal year ending September 30, 2013.	☐	☐	☐

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT, ANNUAL REPORT AND SUBSEQUENT QUARTERLY REPORT(S). THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES, OR FAX DIRECTLY TO CNS RESPONSE AT 866-867-4446 OR AMERICAN TRANSFER & TRUST COMPANY AT 718-765-8730.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐	Please indicate by checking this box if you anticipate attending the Annual Meeting. ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CNS RESPONSE, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 23, 2013

The undersigned hereby constitutes and appoints George Carpenter and Paul Buck, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all the shares of Common Stock, par value $0.001 per share, of CNS Response, Inc. (the "Company") standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 8:00 a.m., local time, on May 23, 2013 at the offices of SAIL Capital, 3161 Michelson Drive, Suite 750, Irvine, CA 92656, and at any adjournment or postponement thereof, in accordance with the instructions noted below, and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment or postponement thereof. Receipt of notice of such meeting and the Proxy Statement therefor dated May __, 2013 is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR IDENTIFIED HEREIN, “FOR” APPROVAL OF THE AMENDMENT TO THE CHARTER INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, “FOR” APPROVAL OF THE AMENDMENT TO THE CHARTER CREATING ONE OR MORE NEW SERIES OF PREFERRED STOCK, “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2012 OMNIBUS INCENTIVE COMPENSATION PLAN, AS AMENDED, “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR “EVERY THREE YEARS” AS THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, “FOR” THE RATIFICATION OF OUR INDEPENDENT REGISTERED ACCOUNTING FIRM, AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be signed on the reverse side.)